EXHIBIT 4.5.2


             STANDARD TERMS TO MASTER SERVICING AND TRUST AGREEMENT
                             (AUGUST 2003 EDITION)

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                                 STANDARD TERMS



                                       TO



                                MASTER SERVICING



                                      AND



                                TRUST AGREEMENT







                          GS Mortgage Securities Corp.
                                   Depositor

                         GSR Mortgage Loan Trust 2003-9
               Mortgage Pass-Through Certificates, Series 2003-9

                              August 2003 Edition





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                                                 TABLE OF CONTENTS


                                                                                                               Page

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RECITALS.........................................................................................................1

STANDARD PROVISIONS...............................................................................................1

ARTICLE I DEFINITIONS.............................................................................................1
         Section 1.01      Defined Terms..........................................................................1

ARTICLE II MORTGAGE LOAN FILES...................................................................................19
         Section 2.01      Mortgage Loan Files...................................................................19
         Section 2.02      Acceptance by the Trustee.............................................................19
         Section 2.03      Purchase of Mortgage Loans by a Servicer, a Seller, GSMC or the Depositor.............22
         Section 2.04      Representations and Warranties of the Depositor.......................................26

ARTICLE III ADMINISTRATION OF THE TRUST..........................................................................28
         Section 3.01      The Collection Accounts; the Master Servicer Account; the Distribution
                           Accounts and the Certificate Account..................................................28
         Section 3.02      Filings with the Commission...........................................................30
         Section 3.03      Securities Administrator to Cooperate; Release of Mortgage Files......................30
         Section 3.04      Amendments to Servicing Agreement.....................................................31
         Section 3.05      Monthly Advances by Master Servicer or Securities Administrator.......................32
         Section 3.06      Enforcement of Servicing Agreement....................................................33

ARTICLE IV REPORTING/REMITTING TO CERTIFICATEHOLDERS.............................................................34
         Section 4.01      Statements to Certificateholders......................................................34
         Section 4.02      Remittance Reports and other Reports from the Servicers...............................36
         Section 4.03      Compliance with Withholding Requirements..............................................37
         Section 4.04      Reports of Certificate Balances to The Depository Trust Company.......................37
         Section 4.05      Preparation of Regulatory Reports.....................................................37
         Section 4.06      Management and Disposition of REO Property............................................38

ARTICLE V THE INTERESTS AND THE SECURITIES.......................................................................38
         Section 5.01      REMIC Interests.......................................................................38
         Section 5.02      The Certificates......................................................................38
         Section 5.03      Book-Entry Securities.................................................................39
         Section 5.04      Registration of Transfer and Exchange of Certificates.................................40
         Section 5.05      Restrictions on Transfer..............................................................41
         Section 5.06      Mutilated, Destroyed, Lost or Stolen Certificates.....................................44
         Section 5.07      Persons Deemed Owners.................................................................44
         Section 5.08      Appointment of Paying Agent...........................................................44

ARTICLE VI THE DEPOSITOR.........................................................................................44
         Section 6.01      Liability of the Depositor............................................................44
         Section 6.02      Merger or Consolidation of the Depositor..............................................44

ARTICLE VII TERMINATION OF SERVICING ARRANGEMENTS................................................................45
         Section 7.01      Termination and Substitution of Servicer..............................................45
         Section 7.02      Notification to Certificateholders....................................................46

ARTICLE VIII ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER...............................47
         Section 8.01      Duties of the Master Servicer; Enforcement of Servicer's
                           and Master Servicer's Obligations.....................................................47
         Section 8.02      Representations and Warranties of the Master Servicer.................................48
         Section 8.03      Master Servicer Events of Default.....................................................49
         Section 8.04      Waiver of Default.....................................................................51
         Section 8.05      Successor to the Master Servicer......................................................51
         Section 8.06      Fees and Other Amounts Payable to the Master Servicer.................................52
         Section 8.07      Merger or Consolidation...............................................................52
         Section 8.08      Resignation of Master Servicer........................................................52
         Section 8.09      Assignment or Delegation of Duties by the Master Servicer.............................53
         Section 8.10      Limitation on Liability of the Master Servicer and Others.............................53
         Section 8.11      Indemnification; Third-Party Claims...................................................54

ARTICLE IX CONCERNING THE TRUSTEE................................................................................54
         Section 9.01      Duties of Trustee.....................................................................54
         Section 9.02      Certain Matters Affecting the Trustee.................................................56
         Section 9.03      Trustee Not Liable for Certificates or Mortgage Loans.................................58
         Section 9.04      Trustee May Own Certificates..........................................................58
         Section 9.05      Trustee's Fees and Expenses...........................................................58
         Section 9.06      Eligibility Requirements for Trustee..................................................59
         Section 9.07      Resignation and Removal of the Trustee................................................59
         Section 9.08      Successor Trustee.....................................................................60
         Section 9.09      Merger or Consolidation of Trustee....................................................60
         Section 9.10      Appointment of Co-Trustee or Separate Trustee.........................................60
         Section 9.11      Appointment of Custodians.............................................................61
         Section 9.12      Appointment of Office or Agent........................................................62
         Section 9.13      Representations and Warranties of the Trustee.........................................62

ARTICLE X CONCERNING THE SECURITIES ADMINISTRATOR................................................................63
         Section 10.01     Certain Matters Affecting the Securities Administrator................................63
         Section 10.02     Securities Administrator Not Liable for Certificates or Mortgage Loans................65
         Section 10.03     Securities Administrator May Own Certificates.........................................66
         Section 10.04     Securities Administrator's Expenses...................................................66
         Section 10.05     Resignation and Removal of the Securities Administrator...............................66
         Section 10.06     Successor Securities Administrator....................................................67
         Section 10.07     Representations and Warranties of the Securities Administrator........................67

ARTICLE XI TERMINATION OF TRUST..................................................................................68
         Section 11.01     Qualified Liquidation.................................................................68
         Section 11.02     Termination...........................................................................68
         Section 11.03     Procedure for Termination.............................................................69
         Section 11.04     Additional Termination Requirements...................................................70

ARTICLE XII REMIC TAX PROVISIONS.................................................................................71
         Section 12.01     REMIC Administration..................................................................71
         Section 12.02     Prohibited Activities.................................................................73

ARTICLE XIII MISCELLANEOUS PROVISIONS............................................................................74
         Section 13.01     Amendment of Trust Agreement..........................................................74
         Section 13.02     Recordation of Agreement; Counterparts................................................75
         Section 13.03     Limitation on Rights of Certificateholders............................................76
         Section 13.04     [Reserved]............................................................................76
         Section 13.05     Notices...............................................................................76
         Section 13.06     Severability of Provision.............................................................77
         Section 13.07     Sale of Mortgage Loans................................................................77
         Section 13.08     Notice to Rating Agencies.............................................................77

Exhibit A         Form of Trust Receipt
Exhibit B         Form of Final Certification
Exhibit C         Form of Rule 144A Agreement - QIB Certification
Exhibit D         Form of Transferee Agreement
Exhibit E         Form of Benefit Plan Affidavit
Exhibit F         Form of Residual Transferee Agreement
Exhibit G-1       Form of Non-U.S. Person Affidavit
Exhibit G-2       Form of U.S. Person Affidavit
Exhibit H         Form of Securities Administrator Certification
Exhibit I         Form of Master Servicer Certification

Schedule I        Form of Bond Level Report
Schedule II       Form of Loan Level Report
Schedule III      Form of Remittance Report

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                                   RECITALS


         GS Mortgage Securities Corp. (the "Depositor"), a trustee (together with its successors and assigns, the "Trustee"), a securities administrator (together with its successors and assigns, the "Securities Administrator"), a custodian (together with its successors and assigns, the "Custodian") and a master servicer (together with its successors and assigns, the "Master Servicer") identified in the Trust Agreement (as defined below) have entered into the Trust Agreement that provides for the issuance of mortgage pass-through certificates (the "Certificates") that in the aggregate evidence the entire interest in Mortgage Loans or certificates or securities evidencing an interest therein and other property owned by the Trust created by such Trust Agreement. These Standard Terms are a part of, and are incorporated by reference into, the Trust Agreement.

                              STANDARD PROVISIONS

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties made in the Trust Agreement and as hereinafter set forth, the Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

         Section 1.01 Defined Terms. Except as otherwise specified herein or in the Trust Agreement or as the context may otherwise require, whenever used in these Standard Terms, the following words and phrases shall have the meanings specified in this Article. Capitalized words and phrases used herein but not defined herein or in the Trust Agreement shall, when applied to a Trust, have the meanings set forth in the Servicing Agreement(s) assigned to such Trust as in effect on the date of this Agreement. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

         "Accounting Date": With respect to each Distribution Date, the last day of the month preceding the month in which such Distribution Date occurs.

         "Administrative Cost Rate": As set forth in the Trust Agreement.

         "Advance": The aggregate amount of the (i) advances made by a Servicer on any Servicer Remittance Date in respect of delinquent Monthly Payments pursuant to the applicable Sale and Servicing Agreement, (ii) any advances made by the Master Servicer (or by the Securities Administrator pursuant to Section 3.05 in the event the Master Servicer fails to make such advances as required) in respect of any such delinquent Monthly Payments pursuant to Section 3.05 and (iii) amounts necessary to preserve the Trust's interest in the Mortgaged Premises or the Mortgage Loans, including without limitation, property taxes or insurance premiums not paid as required by the Mortgagor and advanced by the related Servicer or the Master Servicer (or by the Securities Administrator pursuant to Section 3.05 in the event the Master Servicer fails to make such advances as required).

         "Affiliate": Any person or entity controlling, controlled by, or under common Control with the Depositor, the Trustee, the Securities Administrator, the Custodian, the Master Servicer or any Servicer. "Control" means the power to direct the management and policies of a person or entity, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Aggregate Principal Distribution Amount": The amount specified in the Trust Agreement.

         "ARM Loan": An "adjustable rate" Mortgage Loan, the Note Rate of which is subject to periodic adjustment in accordance with the terms of the Note.

         "Assignment Agreement": Any Assignment, Assumption and Recognition Agreement or Agreements identified in the Trust Agreement to which the Depositor is a party.

         "Available Distribution Amount": Unless otherwise provided in the Trust Agreement, on each Distribution Date, the Available Distribution Amount shall equal (i) the sum of the following: (A) all amounts credited to the Collection Account as of the close of business on the related Distribution Date, (B) an amount equal to Monthly Advances made on or before the previous Distribution Date, to the extent such Monthly Advances were made from funds on deposit in any related Collection Account held for future distribution, (C) all Monthly Advances made with respect to such Distribution Date (to the extent not included in clause (B) above) and (D) all amounts deposited into the Certificate Account to effect a Terminating Purchase in accordance with
Section 11.02 minus (ii) the sum of (A) any Principal Prepayments (including Liquidation Proceeds, Insurance Proceeds and Condemnation Proceeds) or Payoffs received after the related Principal Prepayment Period, (B) Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Period and (C) reinvestment income on amounts deposited in any Collection Account to the extent included in (i) above.

         "Bankruptcy Loss": Any reduction in the total amount owed by a Borrower on a Mortgage Loan occurring as a result of a final order of a court in a bankruptcy proceeding.

         "Beneficial Owner": With respect to a Book-Entry Security, the Person who is registered as owner of that Certificate in the books of the Clearing Agency for that Certificate or in the books of a Person maintaining an account with such Clearing Agency.

         "Benefit Plan Affidavit": An affidavit substantially in the form of Exhibit E hereto.

         "Benefit Plan Opinion": An Opinion of Counsel satisfactory to the Trustee and the Securities Administrator (and upon which the Depositor, the Tax Matters Person, the Securities Administrator and the Trustee are authorized to rely) to the effect that the proposed transfer will not (a) cause the assets of the Trust to be regarded as plan assets for purposes of the Plan Asset Regulations, (b) give rise to any fiduciary duty under ERISA, on the part of the Depositor, the Trustee, the Securities Administrator, the Master Servicer or any Servicer, or (c) result in, or be treated as, a prohibited transaction under Sections 406 or 407 of ERISA or Section 4975 of the Code. Obtaining a Benefit Plan Opinion shall not be a cost or expense of the Depositor, the Tax Matters Person, the Master Servicer, the Securities Administrator or the Trustee.

         "Bond Level Reports": Shall mean the reports prepared by the Securities Administrator in substantially the form attached as Schedule I hereto.

         "Book-Entry Custodian": The custodian appointed pursuant to Section 5.03(d).

         "Book-Entry Securities": The Classes of Certificates, if any, specified as such in the Trust Agreement for a Series.

         "Borrower": The individual or individuals obligated to repay a Mortgage Loan.

         "Business Day": Any day that is not (i) a Saturday or Sunday, or (ii) a legal holiday in the State of New York and the city and state in which the Corporate Trust Office or the principal office of the Master Servicer, the Securities Administrator or any Servicer is located, or (iii) a day on which the banking or savings and loan institutions in the State of New York and the city and state in which the Corporate Trust Office or the principal office of the Master Servicer, the Securities Administrator or any Servicer is located are authorized or obligated by law or executive order to be closed.

         "Certificate": Any security issued under the Trust Agreement and designated as such.

         "Certificate Account": The account or accounts created and maintained for the Trust pursuant to Section 3.01 hereof.

         "Certificate Balance": With respect to each Class of Certificates or Interests, as of the close of business on any Distribution Date, the initial balance of such Class of Certificates or Interests set forth in the Trust Agreement reduced by (a) all principal payments (other than payments in reimbursement of Realized Losses) previously distributed to such Class of Certificates or Interests in accordance with the Trust Agreement, and (b) all Realized Losses, if any, previously allocated to such Class of Certificates or Interests pursuant to the Trust Agreement.

         "Certificate of Title Insurance": A certificate of title insurance issued pursuant to a master title insurance policy.

         "Certificate Rate": With respect to the Certificates, as to each Distribution Date, the rate specified as such in the Trust Agreement.

         "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.04 hereof.

         "Certificated Subordinated Certificates": The Classes of
Certificates, if any, specified as such in the Trust Agreement for a Series.

         "Class": Collectively, all of the Certificates bearing the same designation.

         "Class B Interests": As set forth in the Trust Agreement.

         "Clearing Agency": The Depository Trust Company, or any successor organization or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission thereunder.

         "Clearing Agency Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date": The date on which Certificates are issued by a Trust as set forth in the related Trust Agreement.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collection Account": The collection account or accounts identified in or established in connection with the Servicing Agreement or Agreements identified in the Trust Agreement.

         "Compensating Interest Payment": With respect to the Mortgage Loans and any Distribution Date, an amount equal to the excess of (x) the aggregate of any Month End Interest Shortfalls with respect to the Mortgage Loans and for the related Due Period over (y) the aggregate amount of Month End Interest Shortfall for the related Due Period actually paid by the Servicers; provided that the aggregate Compensating Interest Payment to be paid by the Master Servicer for any Distribution Date shall not exceed the Master Servicing Fee that would be payable to the Master Servicer in respect of the Mortgage Loans for such Distribution Date (prior to giving effect to any Compensating Interest Payment).

         "Condemnation Proceeds": All awards or settlements in respect of a taking of an entire Mortgaged Premises or a part thereof by exercise of the power of eminent domain or condemnation.

         "Contract of Insurance Holder": Any FHA approved mortgagee identified as such in the Trust Agreement or any Servicing Agreement.

         "Contractually Delinquent": With respect to any Mortgage Loan, having one or more uncured delinquencies in respect of payment at any time during the term of such Mortgage Loan.

         "Corporate Trust Office": The respective principal corporate trust office of the Trustee or the Securities Administrator, as applicable, at which at any particular time its corporate trust business shall be administered.

         "Custody Agreement": The Custody Agreement or Agreements identified in the Trust Agreement.

         "Custodian": The Custodian or Custodians identified in the Trust Agreement, which shall hold all or a portion of the Trustee Mortgage Loan Files with respect to a Series.

         "Cut-off Date": The date specified as such in the Trust Agreement.

         "Defect Discovery Date": With respect to a Mortgage Loan, the earliest date on which any of the Trustee, the Securities Administrator, the Master Servicer or the related Servicer first discovers a Qualification Defect affecting the Mortgage Loan.

         "Depositor": GS Mortgage Securities Corp., a Delaware corporation, and its successors.

         "Disqualified Organization": Either (a) the United States, (b) any state or political subdivision thereof, (c) any foreign government, (d) any international organization, (e) any agency or instrumentality of any of the foregoing, (f) any tax-exempt organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax unless such organization is subject to tax under the unrelated business taxable income provisions of the Code, (g) any organization described in Section 1381(a)(2)(C) of the Code, or (h) any other entity identified as a disqualified organization by the REMIC Provisions. A corporation will not be treated as an instrumentality of the United States or any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

         "Disqualified Organization Affidavit": An affidavit substantially in the form of Exhibit F-2.

         "Distribution Date": As set forth in the Trust Agreement.

         "Distribution Statement": As defined in Section 4.01.

         "Due Date": The first day of a calendar month.

         "Due Period": As set forth in the Trust Agreement.

         "Eligible Account": A trust account in the name of the Trustee for the benefit of the Certificateholders (i) maintained by a depository institution, the long-term unsecured debt obligations of which are rated by each Rating Agency in one of its two highest rating categories at the time of any deposit therein, (ii) maintained with the Securities Administrator or the Trustee, or (iii) an account otherwise acceptable to each Rating Agency. If the definition of Eligible Account is met, any Certificate Account may be maintained with the Trustee, the Securities Administrator or the Master Servicer or any of their respective affiliates.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default": With respect to each Servicer, a Servicer Event of Default and, with respect to the Master Servicer, a Master Servicer Event of Default.

         "Exchange Act": The Securities Exchange Act of 1934, as amended.

         "Final Certification": A certification as to the completeness of each Trustee Mortgage Loan File substantially in the form of Exhibit B hereto provided by the Securities Administrator (or the Custodian) on or before the first anniversary of the Closing Date pursuant to Section 2.02 hereof.

         "Fiscal Year": Unless otherwise provided in the Trust Agreement, the fiscal year of the Trust shall run from January 1 (or from the Closing Date, in the case of the first fiscal year) through the last day of December.

         "Fraud Losses": Losses on Mortgage Loans resulting from fraud, dishonesty or misrepresentation in the origination of such Mortgage Loans.

         "GSMC": Goldman Sachs Mortgage Company, and its successors and assigns.

         "Holders" or "Certificateholders": The holders of the Certificates, as shown on the Certificate Register maintained by the Certificate Registrar.

         "Independent": When used with respect to any specified Person, another Person who (a) is in fact independent of the Depositor, the Initial Purchaser, the Trustee, the Securities Administrator, the Master Servicer, each Servicer or GSMC, any obligor upon the Certificates or any Affiliate of the Depositor, the Initial Purchaser, the Trustee, the Securities Administrator, the Master Servicer, each Servicer or GSMC or such obligor, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Initial Purchaser, the Trustee, the Securities Administrator, the Master Servicer, each Servicer or GSMC or in any such obligor or in an Affiliate of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, each Servicer or GSMC or such obligor, and
(c) is not connected with the Depositor, the Initial Purchaser, the Trustee, the Securities Administrator, the Master Servicer, each Servicer or GSMC or any such obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee or the Securities Administrator, such Person shall be appointed by the Depositor, the Initial Purchaser, the Trustee, the Securities Administrator, the Master Servicer, any applicable Servicer or GSMC in the exercise of reasonable care by such Person, as the case may be, and approved by the Securities Administrator, and such opinion or certificate shall state that the Person executing the same has read this definition and that such Person is independent within the meaning thereof.

         "Initial Certificate Balance": With respect to any Class of Certificates or Interests, the Certificate Balance of such Class of Certificates or Interests as of the Closing Date.

         "Initial Purchaser": Goldman, Sachs & Co.

         "Insurance Proceeds": Proceeds of any Federal Insurance, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the related Servicer would follow in servicing mortgage loans held for its own account.

         "Insurer": Any issuer of an insurance policy relating to the Mortgage Loans or Certificates of a Series.

         "Interest": The REMIC "regular interests" that are issued by the REMICs and established by the Trust for purposes of the REMIC Provisions. The Interests shall be Regular Interests in, and assets of, the REMICs specified in the Trust Agreement.

         "Liquidation Loss": The excess, upon a disposition of a defaulted Mortgage Loan, of (i) the amount owed by the Borrower thereunder, including on account of all Advances, over (ii) the Liquidation Proceeds thereof.

         "Liquidation Proceeds": Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the related Servicer in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, including (i) amounts received following the disposition of an REO Property pursuant to the applicable Servicing Agreement less costs and expenses of such foreclosure sale and (ii) in the case of any Mortgage Loan with assets pledged in addition to the Mortgaged Property, amounts received upon the liquidation or conversion of such assets.

         "Loan Level Report": The report prepared by the Master Servicer in substantially the form set forth in Schedule II hereto.

         "Loan-to-Value Ratio": For purposes of the REMIC Provisions, the ratio that results when the Unpaid Principal Balance of a Mortgage Loan is divided by the fair market value of the Mortgaged Premises (or, in the case of a Mortgage Loan that is secured by a leasehold interest, the fair market value of the leasehold interest and any improvements thereon). For purposes of determining that ratio, the fair market value of the Mortgaged Premises (or leasehold interest, as the case may be) must be reduced by (i) the full amount of any lien on the Mortgaged Premises (or leasehold interest, as the case may be) that is senior to the Mortgage Loan and (ii) a pro rata portion of any lien that is in parity with the Mortgage Loan.

         "Lost Document Affidavit": An affidavit, in recordable form, in which the Seller of a Mortgage Loan represents, warrants and covenants that: (i) immediately prior to the transfer of such Mortgage Loan under the related Sale Agreement, such Seller was the lawful owner of the Mortgage Loan and the Seller has not canceled, altered, assigned or hypothecated the mortgage note or the related Mortgage, (ii) the missing document was not located after a thorough and diligent search by the Seller, (iii) in the event that the missing document ever comes into the Seller's possession, custody or power, the Seller covenants immediately and without further consideration to surrender such document to the Securities Administrator, and (iv) that it shall indemnify and hold harmless the Trust, its successors, and assigns, against any loss, liability, or damage, including reasonable attorney's fees, resulting from the unavailability of any originals of any such documents or of a complete chain of intervening endorsements, as the case may be.

         "Master Servicer": As set forth in the recitals hereto.

         "Master Servicer Account": An Eligible Account established by the Master Servicer pursuant to Section 3.01 hereof.

         "Master Servicer Event of Default": Those events of default described in Section 8.03 hereof.

         "Master Servicing Fee": As set forth in the Trust Agreement.

         "Master Servicing Fee Rate": As set forth in the Trust Agreement.

         "Master Servicer Remittance Date": With respect to each Distribution Date, shall be the date which occurs two Business Days prior to such Distribution Date.

         "Modification Loss": A decrease in the total payments due from a Borrower as a result of a modification of such Mortgage Loans following a default or reasonably expected default thereon. If a Modification Loss results in a decrease in the Note Rate of a Mortgage Loan, such Modification Loss shall be treated as occurring on each Due Date to the extent of such decrease.

         "Month End Interest Shortfall": For any Distribution Date, the aggregate Prepayment Interest Shortfall Amount for the Mortgage Loans, to the extent not paid out of the Servicer's Servicing Fee pursuant to the applicable Servicing Agreement.

         "Monthly Advance": The aggregate amount of the (i) advances made by a Servicer on any Servicing Remittance Date in respect of delinquent Monthly Payments pursuant to the applicable Servicing Agreement and (ii) any advances made by the Master Servicer (or by the Securities Administrator pursuant to Section 3.05 in the event the Master Servicer fails to make such advances as required) in respect of any such delinquent Monthly Payment pursuant to
Section 3.05.

         "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal thereof and interest thereon due in any month under the terms thereof.

         "Mortgage Loan": The mortgage loans sold by the Depositor to the Trust as listed on the Mortgage Loan Schedules to the Trust Agreement. Unless the context indicates otherwise the term "Mortgage Loan" includes any REO Property held by the Trust.

         "Mortgage Loan Schedule": The list or lists of Mortgage Loans sold by the Depositor to the Trust, which list(s) is attached to the Trust Agreement and to the applicable Custody Agreement, and which shall set forth for each Mortgage Loan the following information:

               (a)    the Servicer (Depositor) loan number;

               (b)    the Borrower's name;

               (c)    the original principal balance; and

               (d)    the Scheduled Principal Balance as of the Cut off Date;

together with such additional information as may be reasonably requested by the Securities Administrator or the Master Servicer.

         "Mortgaged Premises": The real property securing repayment of the debt evidenced by a Note.

         "Mortgagor": Borrower.

         "Net Rate": Unless otherwise provided in the Trust Agreement, with respect to each Mortgage Loan, the Note Rate of that Mortgage Loan less the Administrative Cost Rate applicable thereto.

         "Non-U.S. Person": A foreign person within the meaning of Treasury Regulation Section 1.860G-3(a)(1) (i.e., a person other than (i) a citizen or resident of the United States, (ii) a corporation or partnership that is organized under the laws of the United States or any jurisdiction thereof or therein, (iii) an estate that is subject to United States federal income tax regardless of the source of its income or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States Persons have the authority to control all substantial decisions of the trust) who would be subject to United States income tax withholding pursuant to Section 1441 or 1442 of the Code on income derived from the Residual Certificates.

         "Non-U.S. Person Affidavit": An affidavit substantially in the form of Exhibit G-1 hereto.

         "Note": A manually executed written instrument evidencing the Borrower's promise to repay a stated sum of money, plus interest, to the holder of the Note by a specific date according to a schedule of principal and interest payments.

         "Note Rate": The rate of interest borne by each Note according to its terms.

         "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Depositor or a Servicer, acceptable to the Trustee, the Securities Administrator, the Master Servicer and the Servicer, as applicable. An Opinion of Counsel relating to tax matters must be an opinion of Independent counsel.

         "Par Price": An amount equal to (i) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Note Rate to the Due Date in the month in which the Termination Price is distributed to Certificateholders, plus (ii) the lesser of (A) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Note Rate (less the related Servicing Fee Rate) to the Due Date in the month in which the Termination Price is distributed to Certificateholders, and (B) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Securities Administrator.

         "Paying Agent": The paying agent appointed pursuant to Section 5.08 hereof.

         "Payoff": Any payment or Other recovery of principal on a Mortgage Loan equal to the Unpaid Principal Balance of such Mortgage Loan, received in advance of the last scheduled Due Date, including any prepayment penalty or premium thereon, which is accompanied by an amount of interest representing scheduled interest from the Due Date interest was last paid by the Mortgagor to the date of such prepayment.

         "Percentage Interest": With respect to any Certificate to which principal is assigned as of the Closing Date, the portion of the Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Balance of such Certificate and the denominator of which is the aggregate Certificate Balance of all of the Certificates of such Class as of the Closing Date. With respect to any Certificate to which a principal balance is not assigned as of the Closing Date, the portion of the Class evidenced by such Certificate, expressed as a percentage, as stated on the face of such Certificate.

         "Permitted Investments": Permitted Investments shall consist of the following:

                      (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                      (ii) repurchase obligations (the collateral for which is held by a third party, the Trustee or the Securities Administrator, or any of their respective affiliates) with respect to any security described in clause (i) above, provided that the long-term or short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest long-term unsecured debt rating categories;

                      (iii) certificates of deposit, time deposits and bankers' acceptances of any bank or trust company (including the Trustee or the Securities Administrator) incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such bank or trust company at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest long-term unsecured debt rating categories;

                      (iv) commercial paper (having original maturities of not more than 270 days) of any corporation (including an affiliate of the Trustee or the Securities Administrator) incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term unsecured debt rating available (i.e., "P-1" by Moody's Investors Service, Inc. "A-1+" by Standard & Poor's Ratings Services and "F-1+" by Fitch, Inc.);

                      (v) money market funds administered by the Trustee or the Securities Administrator or any of their respective affiliates, provided that such money market funds are rated by each Rating Agency
         (i) in its highest short-term unsecured debt rating category available (i.e., "P-1" by Moody's Investors Service, Inc. "A-1+" by Standard & Poor's Ratings Services and "F-1+" by Fitch, Inc.) or (ii) in one of its two highest long-term unsecured debt rating categories; and

                      (vi) any other demand, money market or time deposit or obligation, or interest-bearing or other security or investment as would not affect the then current rating of the Certificates by any Rating Agency (which shall include money market funds rated in the highest long-term rating category with portfolios consisting solely of obligations in clauses (i) through (iv) above).

provided, however, that no investment described above shall constitute a Permitted Investment (A) if such investment evidences either the right to receive (i) only interest with respect to the obligations underlying such instrument or (ii) both principal and interest payments derived from obligations underlying such instrument if the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations or (B) if such investment is not a "permitted investment" for purposes of the REMIC Provisions; and provided, further, that no investment described above shall constitute a Permitted Investment unless such investment matures no later than the Business Day immediately preceding the Distribution Date or the Master Servicing Remittance Date, as applicable, on which the funds invested therein are required to be distributed (or, in the case of an investment that is an obligation of the institution in which the account is maintained, no later than such Distribution Date). Neither the Securities Administrator nor the Master Servicer shall sell or permit the sale of any Permitted Investment unless it shall have determined that such a sale would not result in a prohibited transaction in which a gain would be realized under the REMIC Provisions.

         "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof or any other organization or entity.

         "Plan": Any employee benefit plan or retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are described in or subject to the Plan Asset Regulations, ERISA or corresponding provisions of the Code.

         "Plan Asset Regulations": The Department of Labor regulations set forth in 29 C.F.R.ss.2510.3-101, as amended from time to time.

         "Plan Investor": Any Plan, any Person acting on behalf of a Plan or any Person using the assets of a Plan.

         "Prepayment Period": Unless otherwise specified in the Trust Agreement, with respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         "Prepayment Interest Shortfall": With respect to any Distribution Date and (x) any Principal Prepayment Amount, the difference between (i) one full month's interest at the applicable Note Rate (after giving effect to any applicable Relief Act Reduction), as reduced by the applicable Servicing Fee Rate on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment Amount.

         "Prime Rate": With respect to any Distribution Date, the rate published as the "Prime Rate" in the "Money Rates" section or other comparable section of The Wall Street Journal on such date. In the event The Wall Street Journal publishes a prime rate range, the average of that range, as determined by the Securities Administrator, shall be the Prime Rate. In the event The Wall Street Journal no longer publishes a "Prime Rate" entry, the Securities Administrator shall designate a new methodology for determining the Prime Rate based on comparable data.

         "Principal Prepayment Amount": As defined in the Trust Agreement.

         "Private Residual Certificate": Any Class of Certificates designated as such in the Trust Agreement.

         "Private Certificate": Any Class of Certificates designated as such in the Trust Agreement.

         "Purchase Price": With respect to a Mortgage Loan purchased from the Trust pursuant to Section 2.03, an amount equal to the Scheduled Principal Balance of the Mortgage Loan, plus accrued and unpaid interest thereon at the Note Rate to the last day of the month in which the purchase occurs, plus, in the case of purchases by a Seller or Servicer, the amount of any costs and damages incurred by the Trust as a result of any violation of any applicable federal, state, or local predatory or abusive lending law arising from or in connection with the origination of such Mortgage Loan, and less any amounts received in respect of such Mortgage Loan and being held in the Collection Account.

         "Purchaser": The Person that purchases a Mortgage Loan from the Trust pursuant to Section 2.03 hereof.

         "QIB Certificate": As defined in Section 5.5(a), a Rule 144A Agreement or a certificate substantially to the same effect.

         "Qualification Defect": With respect to a Mortgage Loan, (a) a defective document in the Trustee Mortgage Loan File, (b) the absence of a document in the Trustee Mortgage Loan File, or (c) the breach of any representation, warranty or covenant with respect to the Mortgage Loan made by the applicable Seller or Servicer or the Depositor but only if the affected Mortgage Loan would cease to qualify as a "qualified mortgage" for purposes of the REMIC Provisions. With respect to a REMIC Regular Interest or a mortgage certificate described in Section 860G(a)(3) of the Code, the failure to qualify as a "qualified mortgage" for purposes of the REMIC Provisions.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause (a)(1) of Rule 144A.

         "Rating Agency": Any nationally recognized statistical rating agency, or its successor, that on the Closing Date rated one or more Classes of the Certificates at the request of the Depositor and identified in the Trust Agreement. If such agency or a successor is no longer in existence, the "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Securities Administrator. References herein to any long-term rating category of a Rating Agency shall mean such rating category without regard to any plus or minus or numerical designation.

         "Realized Loss": A Liquidation Loss, a Modification Loss or a Bankruptcy Loss, in each case, to the extent not covered by Insurance Proceeds.

         "Record Date": Shall have the meaning set forth in the Trust
Agreement.

         "Regular Interest": An interest in a REMIC that is designated in the Trust Agreement as a "regular interest" under the REMIC Provisions.

         "Regular Certificate": Any Certificate other than a Residual Certificate that represents a Regular Interest in a REMIC or a combination of Regular Interests in a REMIC.

         "REMIC": With respect to each Trust, each real estate mortgage investment conduit, within the meaning of the REMIC Provisions, for such Trust.

         "REMIC I": The REMIC consisting primarily of the Mortgage Loans and the REMIC I Distribution Account.

         "REMIC I Distribution Account": The distribution account created and maintained for REMIC I pursuant to Section 3.01 hereof.

         "REMIC I Interests": The interests issued by the Trust that represent the Regular Interests in REMIC I.

         "REMIC II": The REMIC consisting primarily of the Regular Interests in REMIC I and the Certificate Account.

         "REMIC II Interests": The interests issued by the Trust that represent the Regular Interests in REMIC II.

         "REMIC Provisions": Provisions of the Code relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, related Code provisions, and regulations, announcements and rulings thereunder, as the foregoing may be in effect from time to time.

         "Remittance Date": As set forth in the Trust Agreement.

         "Remittance Report": The report (either a data file or hard copy) that is prepared by each Servicer for the Master Servicer which contains the information specified in Schedule III hereto.

         "REO Disposition": The receipt by the applicable Servicer of Insurance Proceeds and other payments and recoveries (including Liquidation Proceeds) which the Servicer recovers from the sale or other disposition of an REO Property.

         "REO Property": Mortgaged Premises acquired by the Trust in foreclosure or similar actions.

         "Request for Release": A request signed by an Officer of the Servicer, requesting that the Trustee (or applicable Custodian) release the Trustee Mortgage Loan File to such Servicer for the purpose set forth in such release, in accordance with the terms of the Servicing Agreement and these Standard Terms.

         "Reserve Fund": Unless otherwise provided in the Trust Agreement, any fund in the Trust Estate other than (a) the Certificate Account, Distribution Account, Master Servicer Account and Termination Account and (b) any other fund that is expressly excluded from a REMIC.

         "Residual Certificate": The Class R Certificates designated as such in the Trust Agreement.

         "Residual Interest": An interest in a REMIC that is designated as a "residual interest" under the REMIC Provisions.

         "Residual Transferee Agreement": An agreement substantially in the form of Exhibit F hereto.

         "Responsible Officer": When used with respect to the Trustee or the Securities Administrator, any senior vice president, any vice president, any assistant vice president, any assistant treasurer, any trust officer, any assistant secretary in the Corporate Trust Office of the Trustee or the Securities Administrator, as the case may be, or any other officer of the Trustee or the Securities Administrator customarily performing functions similar to those performed by the persons who at the time shall be such officers and having direct responsibility for the administration of this Agreement, and also to whom with respect to a particular corporate trust matter such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Master Servicer, any senior vice president, any assistant vice president, any trust officer, or any other officer of the Master Servicer customarily performing functions similar to those performed by any such named officer and having direct responsibility for the master servicing of the Mortgage Loans under this Trust Agreement. With respect to any other Person, the chairman of the board, the president, a vice president (however designated), the treasurer or controller.

         "Rule 144A": Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act, as the same may be amended from time to time.

         "Rule 144A Agreement": An agreement substantially in the form of Exhibit C hereto.

         "Rule 144A Certificates": Any Class of Certificates designated as such in the Trust Agreement.

         "Sale Agreement": The Sale and Servicing Agreement or Sale and Servicing Agreements, as defined in the Trust Agreement.

         "Scheduled Principal Balance": For any Mortgage Loan as of any Due Date subsequent to the Cut-Off Date up to and including the date on which such Mortgage Loan is finally liquidated or repurchased from the Trustee, the scheduled principal balance thereof as of the Cut-off Date reduced by (i) the principal portion of all Monthly Payments due on or before such Due Date, whether or not paid by the Borrower or advanced by a Servicer, the Master Servicer, the Securities Administrator or an Insurer, net of any portion thereof that represents principal due on a Due Date occurring on or before the date on which such proceeds were received, (ii) the principal portion of all Prepayments, including Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and Payoffs received on or before the last day of the Prepayment Period preceding such date of determination, and (iii) without duplication, the amount of any Realized Loss that has occurred with respect to such Mortgage Loan.

         "Securities Act": The Securities Act of 1933, as amended.

         "Securities Administrator": As set forth in the Trust Agreement.

         "Seller": The Seller or Sellers identified in the Trust Agreement.

         "Senior Percentage": The percentage, if any, calculated as set forth in the Trust Agreement.

         "Senior Prepayment Percentage": The percentage, if any, calculated as set forth in the Trust Agreement.

         "Series": A group of Certificates issued by a separate Trust.

         "Servicer": The Servicer or Servicers identified in the Servicing Agreement or Agreements.

         "Servicer Compensation": The Servicing Fee and any additional compensation as specified in the Servicing Agreement or Agreements.

         "Servicer Event of Default": With respect to each Servicer, shall have the meaning set forth in the applicable Servicing Agreement.

         "Servicer Mortgage Loan File": With respect to each Mortgage Loan, the related Mortgage File, as that term is defined in the related Servicing Agreement.

         "Servicer Remittance Date": Shall mean the 18th day of each month or, if such day is not a Business Day, the immediately preceding Business Day, or such other day as set forth in the related Servicing Agreement.

         "Servicing Agreement": The Sale and Servicing Agreement or Sale and Servicing Agreements, as defined in the Trust Agreement.

         "Servicing Fee": Unless otherwise provided in the Trust Agreement, in any month, an amount equal to one-twelfth of the Servicing Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Due Date preceding a Distribution Date without taking into account any payment of principal due or made on such Due Date.

         "Servicing Fee Rate": The rate or rates specified as such in the applicable Servicing Agreement.

         "Shortfall": Month End Interest Shortfall and Soldiers' and Sailors' Shortfall.

         "Soldiers' and Sailors' Shortfall": Interest losses on a Mortgage Loan resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940.

         "Special Tax Consent": The written consent of the Holder of a Residual Certificate to any tax (or risk thereof) arising out of a proposed transaction or activity that may be imposed upon such Holder or that may affect adversely the value of such Holder's Residual Certificate.

         "Special Tax Opinion": An Opinion of Counsel that a proposed transaction or activity will not (a) affect adversely the status of any REMIC as a REMIC or of the Regular Interests as the "regular interests" therein under the REMIC Provisions, (b) affect the payment of interest or principal on the Regular Interests, or (c) result in the encumbrance of the Mortgage Loans by a tax lien.

         "Standard Terms": These Standard Terms, as amended or supplemented, incorporated by reference in a Trust Agreement.

         "Subordinate Prepayment Percentage": For any Distribution Date, (x) 100% minus (y) the Senior Prepayment Percentage for such Distribution Date.

         "Tax Matters Person": The Securities Administrator which will act as tax matters person (within the meaning of the REMIC Provisions) of a REMIC.

         "Terminating Purchase": The purchase of all Mortgage Loans and each REO Property owned by a Trust pursuant to Section 11.02 hereof.

         "Termination Account": An escrow account maintained by the Securities Administrator into which any Trust funds not distributed on the Distribution Date on which the earlier of (a) a Terminating Purchase or (b) the final payment or other Liquidation of the last Mortgage Loan remaining in the Trust or the disposition of the last REO Property remaining in the Trust is made are deposited. The Termination Account shall be an Eligible Account.

         "Termination Price": The greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust, as determined by the Securities Administrator in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Securities Administrator in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)), based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to Section 11.03; provided, however, that in determining such aggregate fair market value, the Securities Administrator shall be entitled to conclusively rely on such bids or the opinion of a nationally recognized investment banker (the fees of which shall be an expense of the Trust). The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of (i) accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Note Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Property Disposition has not occurred) and (ii) the amount of any costs and damages incurred by the Trust as a result of any violation of any applicable federal, state, or local predatory or abusive lending law arising from or in connection with the origination of any Mortgage Loans remaining in the Trust.

         "Transferee Agreement": An agreement substantially in the form of Exhibit D hereto.

         "Trust": The trust formed pursuant to the Trust Agreement.

         "Trust Agreement" or this "Agreement": The Master Servicing and Trust Agreement, dated as of August 1, 2003, among the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Trustee relating to the issuance of Certificates, and into which these Standard Terms are incorporated by reference.

         "Trust Estate": The segregated pool of assets sold and assigned to the Trustee for the benefit of the Certificateholders by the Depositor pursuant to the conveyance clause of the Trust Agreement.

         "Trust Receipt": A certification as to the completeness of each Trustee Mortgage Loan File substantially in the form of Exhibit A hereto provided by the Securities Administrator (or the Custodian) pursuant to
Section 2.02 hereof.

         "Trustee": The bank or trust company identified as the Trustee in the Trust Agreement, and its successors and assigns.

         "Trustee Fee": Unless otherwise provided in the Trust Agreement, the amount of compensation separately agreed to between the Master Servicer and the Trustee.

         "Trustee Mortgage Loan File": With respect to each Mortgage Loan, unless otherwise provided in the Trust Agreement, collectively, the following documents, together with any other Mortgage Loan documents held by the Trustee or the related Custodian with respect to such Mortgage Loan:

         (a) The original executed mortgage note endorsed, "Pay to the order of ________________ or in the name of the Trustee, Wachovia Bank, National Association, as trustee under a Master Servicing and Trust Agreement, dated as of August 1, 2003, without recourse", and signed in the name of the Seller (or an affiliate of such Seller, if applicable) by an officer of such Seller (or an affiliate of such Seller, if applicable), or a Lost Document Affidavit with a copy of the original mortgage note attached; provided that unless otherwise provided in the related Sale Agreement, the words "Wachovia Bank, National Association, as trustee under a Master Servicing and Trust Agreement, dated as of August 1, 2003" shall be inserted into the blank; and provided that the mortgage note shall include all intervening original endorsements showing a complete chain of title from the originator to such Seller (or an affiliate of such Seller, if applicable);

         (b) The original executed Mortgage, or a certified copy thereof, in either case with evidence of recording noted thereon;

         (c) The original assignment of each Mortgage from the related Seller (or its affiliate, if applicable) delivered in blank in recordable form;

         (d) The original or copy of a policy of title insurance, a certificate of title, or attorney's opinion of title (accompanied by an abstract of title), as the case may be, with respect to each Mortgage Loan;

         (e) Originals of any intervening assignments of the mortgage necessary to show a complete chain of title from the original mortgagee to the Seller, or certified copies thereof, in either case with evidence of recording noted thereon; provided, that such intervening assignments may be in the form of blanket assignments, a copy of which, with evidence of recording noted thereon, shall be acceptable;

         (f) Originals of all modification agreements, or certified copies thereof, in either case with evidence of recording noted thereon if recordation is required to maintain the lien of the mortgage or is otherwise required, or, if recordation is not so required, an original or copy of any such modification agreement; and

         (g) To the extent applicable, (x) an original power of attorney, or a certified copy thereof, in either case with evidence of recordation thereon if necessary to maintain the lien on the Mortgage or if the document to which such power of attorney relates is required to be recorded, or, if recordation is not so required, an original or copy of such power of attorney, and (y) an original or copy of any surety agreement or guaranty agreement.

         Notwithstanding the foregoing, with respect to any power of attorney, mortgage, assignment, intervening assignment, assumption agreement, modification agreement or deed of sale for which a certified copy is delivered in accordance with the foregoing, the copy must be certified as true and complete by the appropriate public recording office, or, if the original has been submitted for recording but has not yet been returned from the applicable recording office, an officer of the Seller (or a predecessor owner, a title company, closing/settlement/escrow agent or company or closing attorney) must certify the copy as a true copy of the original submitted for recordation. Copies of blanket intervening assignments, however, need not be certified.

         "UCC": The Uniform Commercial Code as in effect in the jurisdiction that governs the interpretation of the substantive provisions of the Trust Agreement, as such Uniform Commercial Code may be amended from time to time.

         "Unpaid Principal Balance": With respect to any Mortgage Loan, the outstanding principal balance payable by the related Borrower under the terms of the Note.

         "U.S. Person": A Person other than a Non-U.S. Person.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. Unless otherwise provided in the Trust Agreement, (a) if any Class of Certificates does not have a Certificate Balance or has an initial Certificate Balance that is less than or equal to 1% of the aggregate Certificate Balance of all of the Certificates, then 1% of Voting Rights shall be allocated to each Class of such Certificates having no Certificate Balance or a Certificate Balance equal to or less than 1% of the aggregate Certificate Balance of all Certificates; provided, however, that each class of Residual Interest Certificateholders in the Triple REMIC Series shall be treated as a separate Class of Certificateholders, and the balance of Voting Rights shall be allocated among the remaining Classes of Certificates in proportion to their respective Certificate Balances following the most recent Distribution Date, and (b) if no Class of Certificates has an initial Certificate Balance less than 1% of the aggregate Certificate Balance, then all of the Voting Rights shall be allocated among all the Classes of Certificates in proportion to their respective Certificate Balances following the most recent Distribution Date. Voting Rights allocated to each Class of Certificates shall be allocated in proportion to the respective Percentage Interests of the Holders thereof.

         "Withholding Agent": The Securities Administrator or its designated Paying Agent or other person who is liable to withhold federal income tax from a distribution on a Residual Certificate under Sections 1441 and 1442 of the Code and the Treasury regulations thereunder.

                                  ARTICLE II

                              MORTGAGE LOAN FILES

         Section 2.01 Mortgage Loan Files. Pursuant to the Trust Agreement, the Depositor has sold to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans, any and all rights, privileges and benefits accruing to the Depositor under each Assignment Agreement, each Sale Agreement, and each Servicing Agreement with respect to the Mortgage Loans, including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such agreements and all other agreements and assets included or to be included in the Trust for the benefit of the Certificateholders as set forth in the conveyance clause of the Trust Agreement. Such assignment includes all of the Depositor's rights to Monthly Payments on the Mortgage Loans due after the Cut-off Date, and all other payments of principal (and interest) made on or after the Cut-off Date that are reflected in the initial aggregate Certificate Balance for a Trust.

         In connection with such transfer and assignment, the Depositor shall deliver, or cause to be delivered, to the Trustee or the Custodian on or before the Closing Date, with respect to each Mortgage Loan, the Trustee Mortgage Loan File that was delivered to such Custodian by the Servicer. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Depositor shall cause each such original recorded document or certified copy thereof, to be delivered to the Trustee or the related Custodian promptly following its recordation and return to the Depositor.

         Section 2.02 Acceptance by the Trustee.

         (a) By its execution of the Trust Agreement, the Trustee acknowledges and declares that it or the Custodian holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to it or any such Custodian from time to time with respect to a Mortgage Loan and all assets included in the definition of "Trust Estate" in the Trust Agreement in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee represents and warrants that (i) it acquired the Mortgage Loans on behalf of the Trust from the Depositor in good faith, for value, and without actual notice or actual knowledge of any adverse claim, lien, charge, encumbrance or security interest (including, without limitation, federal tax liens or liens arising under ERISA) (it being understood that the Trustee has not undertaken searches (lien records or otherwise) of any public records), (ii) except as permitted in the Trust Agreement, it has not and will not, in any capacity, assert any claim or interest in the Mortgage Loans and will hold (or its agent will hold) such Mortgage Loans and the proceeds thereof in trust pursuant to the terms of the Trust Agreement, and (iii) it has not encumbered or transferred its right, title or interest in the Mortgage Loans.

         (b) The Custodian will review, for the benefit of the Certificateholders and the parties hereto, each Trustee Mortgage Loan File and deliver to the Trustee (with a copy to the Depositor) on the Closing Date a Trust Receipt with respect to each Mortgage Loan to the effect that, except as specifically noted on a schedule of exceptions thereto (the "Exceptions List"):

                      (i) all documents required to be delivered to it pursuant to clause (a) through (f) of the definition of Trustee Mortgage Loan File are in the Trustee's or Custodian's possession;

                      (ii) all documents required to be delivered to it pursuant to clause 1(g) of the definition of Trustee Mortgage Loan File are in the Trustee's or Custodian's possession, provided that

                            (A) the Custodian shall have no obligation to
               verify the receipt of any such documents the existence of which was not made known to the Custodian by the Trustee Mortgage Loan File, and

                            (B) the Custodian shall have no obligation to
               determine whether recordation of any such modification is necessary;

                      (iii) all powers of attorney required to be delivered to it pursuant to clause (h) of the definition of Trustee Mortgage Loan File are in the Custodian's possession, provided that

                            (A) the Custodian shall have no obligations to
               verify the receipt of any such documents the existence of which was not made known to the Custodian by the Trustee Mortgage Loan File, and

                            (B) the Custodian shall have no obligation to
               determine whether recordation of any such power of attorney is necessary (except that the Custodian shall conclude that if the document to which such power of attorney relates is a mortgage, interim assignment, assignment or a document that was recorded, then the Custodian shall conclude that such power of attorney should have been recorded);

                      (iv) all documents have been examined by the Custodian and appear regular on their face and to relate to the Mortgage Loans; and

                      (v) that each mortgage note has been endorsed and each assignment of mortgage has been assigned as described in the definition of Trustee Mortgage Loan File, provided that the Custodian shall have no obligation to confirm that the assignments are in recordable form.

         In making the verification required by this Section 2.02(b), the Custodian may rely conclusively on the Mortgage Loan Schedule attached hereto, and the Custodian shall have no obligation to independently verify the correctness of such Mortgage Loan Schedule.

         (c) It is understood that before delivering the Trust Receipt, the Custodian, on behalf of the Trustee, shall examine the Mortgage Loan Documents to confirm the following (and shall report any exceptions to these confirmations in the Exceptions Report attached to the Trust Receipt):

                      (i) each mortgage note, mortgage, assumption, modification, guaranty, power of attorney and deed of sale bears a signature or signatures that appear to be original and that purport to be that of the Person or Persons named as the maker and mortgagor/trustor or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

                      (ii) except for the endorsement required pursuant to clause (a) of the definition of Trustee Mortgage Loan File, neither the mortgage nor any assignment, on the face or the reverse side(s) thereof, contains evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer;

                      (iii) the principal amount of the indebtedness secured by the mortgage is identical to the original principal amount of the mortgage note;

                      (iv) the interest rate shown on the Mortgage Loan
         Schedule is identical to the interest rate shown on the mortgage note;

                      (v) the assignment of the mortgage from the related Seller (or its affiliate, if applicable) to the Trustee is in the form required pursuant to clause (c) of the definition of Trustee Mortgage Loan File, and bears the signature of the related Seller (or its affiliate, if applicable) that appears to be an original and any other necessary party or, if photocopies are permitted, such copies bear a reproduction of such signature or signatures;

                      (vi) if intervening assignments are included in the Trustee Mortgage Loan File, each such intervening assignment bears the signature of the mortgagee and/or the assignor (and any other necessary party) that appears to be an original or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures; and

                      (vii) the title insurance policy or certificate of title is for an amount not less than the original principal amount of the related note.

         (d) Prior to the first anniversary date of the Closing Date, the Custodian shall deliver to the Depositor, the Trustee, the Securities Administrator, the Master Servicer and each Servicer a Final Certification evidencing the completeness of the Trustee Mortgage Loan File for each Mortgage Loan, with any applicable exceptions noted on such Certification.

         (e) No later than the fifth Business Day of each month, commencing the first month following the month in which the Closing Date occurs, the Custodian shall deliver to each Servicer (or such other party responsible for recordation of any Mortgages and/or assignments as specified in the related Servicing Agreement), and the Depositor in hard copy format (and, if requested, in electronic format), the Exceptions List, updated to remove exceptions cured since the Closing Date. In addition, such monthly reports shall list any document with respect to which the related Seller delivered a copy certifying that the original had been sent for recording, until such time as the related Seller or Servicer delivers to the Trustee (or Custodian) the original of such document or a copy thereof certified by the appropriate public recording office.

         (f) In lieu of taking possession of the Trustee Mortgage Loan Files and reviewing such files itself, the Trustee shall, in accordance with Section
9.11 hereof, appoint one or more Custodians to hold the Trustee Mortgage Loan Files on its behalf and to review them as provided in this Section 2.02. The Depositor shall, upon notice of the appointment of a Custodian, deliver or cause to be delivered all documents to the Custodian that would otherwise be deliverable to the Trustee. In such event, the Trustee shall obtain from each such Custodian, within the specified times, the Trust Receipt and the Final Certifications with respect to those Mortgage Loans held and reviewed by such Custodian and may deliver (or cause the Custodian to deliver) such Certifications and electronically deliver Reports to the Depositor in satisfaction of the Trustee's obligation to prepare such Certifications and Reports (it being understood that absent actual knowledge to the contrary, the Trustee may conclusively rely on the certifications provided by such Custodian). The Trustee shall notify the Custodian of any notices delivered to the Trustee with respect to those Trustee Mortgage Loan Files.

         Section 2.03 Purchase of Mortgage Loans by a Servicer, a Seller, GSMC or the Depositor.

         (a) Servicer Breach. In addition to taking any action required pursuant to Section 7.01 hereof, upon discovery by a Responsible Officer of the Trustee, the Master Servicer or the Securities Administrator of any breach by any Servicer of any representation, warranty or covenant under the related Servicing Agreement, which breach materially and adversely affects the value of any Mortgage Loan or the interest of the Trust therein (it being understood that any such breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Trust therein if the Trust incurs or may incur a loss as a result of such breach), the party discovering such breach shall give prompt written notice thereof to the Master Servicer. Upon discovery of such breach or receipt of notice thereof, the Master Servicer shall promptly request that such Servicer of such Mortgage Loan cure such breach, and if such Servicer does not cure such breach in all material respects by the end of the cure period set forth in the related Servicing Agreement, shall enforce such Servicer's obligation under such Servicing Agreement to purchase such Mortgage Loan from the Trustee. Notwithstanding the foregoing, however, if such breach results in or is a Qualification Defect, such cure, purchase or substitution must take place within 75 days of the Defect Discovery Date.

         (b) Sellers' Breach. Upon discovery by a Responsible Officer of the Master Servicer or the Securities Administrator or notice to the Trustee, the Master Servicer or the Securities Administrator of any defective or missing document (as described in the related Sale Agreement) in a Trustee Mortgage Loan File, or of any breach by any Seller of any representation, warranty or covenant under the related Sale Agreement, which defect or breach materially and adversely affects the value of any Mortgage Loan or the interest of the Trust therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Trust therein if the Trust incurs a loss as a result of such defect or breach), the parties discovering or receiving notice of such defect or breach shall notify the Securities Administrator. Upon discovering or receipt of notice of such breach, the Securities Administrator shall promptly request that such Seller cure such defect or breach and, if such Seller does not cure such defect or breach in all material respects by the end of the cure period specified in such Sale Agreement and any extension of the cure period granted as permitted by such Sale Agreement, shall enforce such Seller's obligation under such Sale Agreement to purchase such Mortgage Loan from the Trustee.

         In the event any Servicer has breached a representation or warranty under the related Servicing Agreement that is substantially identical to a representation or warranty breached by a Seller, the Securities Administrator shall first proceed against such Servicer. If such Servicer does not within 60 days (or such other period provided in the related Servicing Agreement) after notification of the breach, either take steps to cure such breach (which may be evidenced by a certificate asking for an extension of time in which to effectuate a cure) or complete the purchase of the Mortgage Loan, then (i) the Securities Administrator, shall enforce the obligations of the Seller under the related Sale Agreement to cure such breach or to purchase the Mortgage Loan from the Trustee, and (ii) such Seller shall succeed to the rights of the Securities Administrator to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the Servicing Agreement with respect to such Mortgage Loan.

         Notwithstanding the foregoing, however, if any breach of a representation or warranty by the Servicer or of a Seller is a Qualification Defect, a cure or purchase must take place within 75 days of the Defect Discovery Date.

         (c) GSMC Breach. Upon its discovery or notice to it of any breach by GSMC of any representation, warranty or covenant under any Assignment Agreement which materially and adversely affects the value of any Mortgage Loan or the interest of the Trust therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Trust therein if the Trust incurs a loss as a result of such defect or breach), the Securities Administrator shall promptly request that GSMC cure such breach and, if GSMC does not cure such breach in all material respects within 90 days from the date on which it is notified of the breach, shall enforce GSMC's obligation under such Assignment Agreement to purchase such Mortgage Loan from the Trustee.

         (d) Depositor Breach. Within 90 days of the earlier of its discovery or receipt of notice by the Depositor of the breach of any of its representations or warranties set forth in Section 2.04 hereof with respect to any Mortgage Loan, which breach materially and adversely affects the value of the related Mortgage Loan or the interest of the Trust therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Trust therein if the Trust incurs a loss as a result of such defect or breach), the Depositor shall (i) cure such breach in all material respects, or
(ii) purchase the Mortgage Loan from the Trustee.

         In the event the Depositor has breached a representation or warranty under Section 2.04 hereof that is substantially identical to a representation or warranty breached by a Servicer or Seller, the Securities Administrator shall first proceed against the applicable Servicer or Seller, as appropriate. If such Servicer or Seller, as appropriate, does not within the cure period set forth in the related Sale Agreement or Servicing Agreement, as applicable, either take steps to cure such breach (which may be evidenced by a certificate asking for an extension of time in which to effectuate a cure) or complete the purchase of or substitution for the Mortgage Loan, then (i) the Securities Administrator shall enforce the obligations of the Depositor to cure such breach or to purchase the Mortgage Loan from the Trust, and (ii) the Depositor shall succeed to the rights of the Securities Administrator to enforce the obligations of such Servicer or Seller to cure such breach or repurchase such Mortgage Loan under the related Servicing Agreement or Sale Agreement, as applicable, with respect to such Mortgage Loan.

         Notwithstanding the foregoing, however, if any breach of a representation or warranty by the Depositor is a Qualification Defect, a cure or purchase must take place within 75 days of the Defect Discovery Date.

         (e) Purchase Price. The purchase of any Mortgage Loan from the Trustee pursuant to this Section 2.03 shall be effected for its Purchase Price. If the Purchaser is the related Servicer, the Purchase Price shall be deposited in the Collection Account. If the Purchaser is other than such Servicer, an amount equal to the Purchase Price shall be deposited into the Certificate Account. Within five Business Days of its receipt of such funds or certification by the appropriate Servicer that such funds have been deposited in the related Collection Account, the Trustee shall release or cause the applicable Custodian to release to the Purchaser or its designee the related Trustee Mortgage Loan File and, at the request of the Purchaser, the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, in form as presented by the Purchaser and satisfactory to the Trustee, as shall be necessary to vest in the Purchaser title to any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Trustee Mortgage Loan File.

         (f) Determination of Purchase Price. The Securities Administrator will be responsible for determining the Purchase Price for any Mortgage Loan that is sold by the Trustee or with respect to which provision is made for the escrow of funds pursuant to this Section 2.03 and shall at the time of any purchase or escrow certify such amounts to the Depositor; provided that the Securities Administrator may consult with the Servicer to determine the Purchase Price unless the Servicer is the Purchaser of such Mortgage Loan. If, for whatever reason, the Securities Administrator shall determine that there is a miscalculation of the amount to be paid to the Trust, the Securities Administrator shall from monies in a Distribution Account return any overpayment that the Trust received as a result of such miscalculation to the applicable Purchaser upon the discovery of such overpayment, and the Securities Administrator shall collect from the applicable Purchaser for deposit to the Securities Account any underpayment that resulted from such miscalculation upon the discovery of such underpayment. Recovery may be made either directly or by set-off of all or any part of such underpayment against amounts owed by the Trust to such Purchaser.

         (g) Qualification Defect. If (A) any person required to cure or purchase under subsections 2.03(a), 2.03(b), 2.03(c) or 2.03(d) of these Standard Terms or under a separate agreement for a Mortgage Loan affected by a Qualification Defect fails to perform within the earlier of (1) 75 days of the Defect Discovery Date or (2) the time limit set forth in those subsections or that separate agreement or (B) no person is obligated to cure or purchase a Mortgage Loan affected by a Qualification Defect, the Securities Administrator shall dispose of such Mortgage Loan in such manner and for such price as the Securities Administrator determines are appropriate, provided that the removal of such Mortgage Loan occurs no later than the 90th day from the Defect Discovery Date. If the Servicer is not the person required to cure or repurchase the Mortgage Loan, the Securities Administrator may consult with such Servicer to determine an appropriate manner of disposition for and price for such Mortgage Loan. It is the express intent of the parties that a Mortgage Loan affected by a Qualification Defect be removed from the Trust by the 90th day from the Defect Discovery Date so that the related REMIC(s) will continue to qualify as a REMIC. Accordingly, the Securities Administrator is not required to sell an affected Mortgage Loan for its fair market value nor shall the Securities Administrator be required to make up any shortfall resulting from the sale of such Mortgage Loan. The person failing to perform under subsections 2.03(a), 2.03(b), 2.03(c) or 2.03(d) of these Standard Terms shall be liable to the Trust for (i) any difference between (A) the Unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon at the Note Rate to the date of disposition and (B) the net amount received by the Securities Administrator from the disposition (after the payment of related expenses), (ii) interest on such difference at the Note Rate (less the Administrative Cost Rate) from the date of disposition to the date of payment and (iii) any legal and other expenses incurred by or on behalf of the Trust in seeking such payments. The Securities Administrator shall pursue the legal remedies of the Trust on the Trust's behalf and the Trust shall reimburse the Master Servicer for any legal or other expenses of the Securities Administrator related to such pursuit not recovered from such person.

         (h) Unless otherwise provided in the applicable Sale Agreement, and notwithstanding Section 2.03(b) hereof, if a Seller concludes at the end of any applicable cure period (and any extension thereof) that a document required to be included in the Trustee Mortgage Loan File cannot be found or replaced, the Seller may, in lieu of immediately repurchasing the related Mortgage Loan, provide (a) a Lost Document Affidavit and (b) Opinion of Counsel that the missing document does not constitute a Qualification Defect. In that event, the Securities Administrator shall not require such Seller immediately to repurchase the Mortgage Loan, but, if at any time there is any loss, liability, or damage, including reasonable attorney's fees, resulting from the unavailability of any originals of any such documents or of a complete chain of intervening endorsements, as the case may be (collectively, "Losses"), the Securities Administrator shall enforce the Seller's obligation to indemnify the Trust for such Losses.

         (i) Notices. Any Person required under this Section 2.03 to give notice or to make a request of another Person to give notice shall give such notice or make such request promptly.

         (j) No Other Enforcement Obligation. Except as specifically set forth herein, none of the Master Servicer or the Securities Administrator shall have any responsibility to enforce any provision of a Sale Agreement, Servicing Agreement or Assignment Agreement assigned to it hereunder, to oversee compliance thereof, or to take notice of any breach or default thereof. No successor servicer shall have any obligation to repurchase a Mortgage Loan except to the extent specifically set forth in the Servicing Agreement signed by such substitute servicer.

         Section 2.04 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Trustee that as of the Closing Date or as of such other date specifically provided herein:

         (a) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Trust Agreement;

         (b) The Trust Agreement has been duly executed and delivered by the Depositor, and, assuming due authorization, execution and delivery by the Trustee, the Securities Administrator and the Master Servicer, constitutes a legal, valid and binding agreement of the Depositor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

         (c) The execution, delivery and performance by the Depositor of the Trust Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof;

         (d) The execution and delivery of this Trust Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery by the Depositor of the Trust Agreement, nor the consummation by the Depositor of the transactions therein contemplated, nor consummation of the transactions therein contemplated, nor compliance by the Depositor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of incorporation or by-laws of the Depositor or any law, governmental rule or regulation or any judgment, decree or order binding on the Depositor or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Depositor is a party or by which it is bound;

         (e) There are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by the Trust Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially adversely affect its ability to perform its obligations under the Trust Agreement;

         (f) Except for the sale to the Trustee, the Depositor has not assigned or pledged any mortgage note or the related mortgage or any interest or participation therein;

         (g) The Depositor has acquired its ownership in the Mortgage Loans in good faith and without notice of any adverse claim; and

         (h) The Depositor has not canceled, satisfied or subordinated in whole or in part, or rescinded any Mortgage, and the Depositor has not released any Mortgaged Premise from the lien of the related mortgage, in whole or in part, nor has the Depositor executed an instrument that would effect any such release, cancellation, subordination or rescission.

         It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Trustee Mortgage Loan Files to the Trustee (or the Custodian) and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Depositor, the Master Servicer, the Securities Administrator or the Trustee of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to the Trust Agreement, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of the Depositor set forth in
Section 2.03(d) to cure or repurchase a Mortgage Loan constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this
Section 2.04. It is further understood and agreed that the Depositor shall be deemed not to have made the representations and warranties in this Section
2.04 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 2.04, by the Servicer in any Servicing Agreement or the Seller in any Sale Agreement assigned to the Trustee.

         It is understood and agreed that the Depositor has made no representations or warranties to the Trust other than those contained in this
Section 2.04. GSMC has made no representations or warranties to the Trust other than those in any Assignment Agreement, or in any Sale Agreement under which GSMC is acting as Seller, and no other Affiliate of the Depositor has made any representations or warranties of any kind to the Trust. Neither the Depositor, GSMC, nor any of the directors, officers, employees or agents of either such entity shall be under any liability to the Trust or the Certificateholders and all such Persons shall be indemnified and held harmless by the Trust for any claims, losses, penalties, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that such Persons may sustain as a result of or arising out of or based upon any breach of a representation, warranty or covenant made by any Servicer or Seller or any failure by any Servicer or Seller to perform its obligations in strict compliance with the terms of the related Servicing or Sale Agreement or the failure of the Securities Administrator or the Trustee to perform its duties hereunder; provided, however, that this provision shall not protect the Depositor against any breach of warranties or representations made in Section
2.04 herein, or the Depositor against any breach of representations or warranties made in any Assignment Agreement or Sale Agreement.

                                 ARTICLE III

                          ADMINISTRATION OF THE TRUST

         Section 3.01 The Collection Accounts; the Master Servicer Account; the Distribution Accounts and the Certificate Account.

         (a) Servicer and Master Servicer Remittances.

                      (i) Pursuant to the Servicing Agreements, on each Servicer Remittance Date, each Servicer is required to remit to the Master Servicer all payments received during the related Due Period or Prepayment Period in respect of the Mortgage Loans serviced by it, less certain deductions as described herein and in such Servicing Agreements. On or prior to the Closing Date, the Master Servicer shall establish and maintain a separate account in the name of the Trustee for the benefit of the Certificateholders (the "Master Servicer Account"), which account shall be an Eligible Account. The amounts remitted by the Servicers to the Master Servicer on each Servicer Remittance Date shall be credited to the Master Servicer Account within one Business Day.

                      (ii) On each Master Servicer Remittance Date, the Master Servicer shall remit to the Securities Administrator the amounts received from the Servicers on the related Servicer Remittance Date, net of any fees, expenses and other amounts payable to the Master Servicer hereunder. The amounts remitted by the Master Servicer to the Securities Administrator shall be credited to the REMIC I Distribution Account.

         (b) Accounts. The Securities Administrator shall establish and maintain one or more Eligible Accounts in the name of the Trustee for the benefit of the Certificateholders. The account held by the REMIC that directly owns the Mortgage Loans shall be the "REMIC I Distribution Account." In addition, the Securities Administrator shall establish and maintain an Eligible Account in the name of the Trustee for the benefit of the Certificateholders (the "Certificate Account") into which it shall deposit all amounts to be distributed on each Distribution Date to the Certificateholders. On each Distribution Date, the Securities Administrator shall deposit into the REMIC I Distribution Account the following amounts, to the extent not previously deposited therein:

                      (i) all amounts remitted by the Master Servicer to the Securities Administrator pursuant to Section 3.01(a)(iii);

                      (ii) all P&I Advances made pursuant to Section 3.05;

                      (iii) the amount (if any) required to effect a Terminating Purchase pursuant to Section 11.02 and received from the Depositor (or other party causing the Terminating Purchase); and

                      (iv) the amount, if any, required to be deposited from any Reserve Fund, as provided in the Trust Agreement.

         (c) Deposits. In the event a Servicer or the Master Servicer has remitted to the Master Servicer Account or to the REMIC I Distribution Account, respectively, in error, any amount not required to be remitted in accordance with the definition of Available Distribution Amount, either may at any time direct the Master Servicer or the Securities Administrator, as applicable, to withdraw such amount from such account for repayment to the Servicer or Master Servicer, as applicable, by delivery of an Officer's Certificate to the Master Servicer or the Securities Administrator, as applicable, which describes the amount deposited in error and the Master Servicer or the Securities Administrator, as applicable, shall withdraw such amount from the Master Servicer Account or REMIC I Distribution Account, as applicable, and pay such amount as directed, but only to the extent it agrees that the amount so described was deposited in error.

         (d) Withdrawal. On each Distribution Date, the Securities Administrator shall transfer the Available Distribution Amount on deposit in the REMIC I Distribution Account to the Certificate Account in accordance with the amounts set forth in the statement prepared pursuant to Section 4.01 and shall distribute such amounts to holders of the Regular Interests and Residual Interest of the applicable REMICs, in accordance with Article III of the Trust Agreement, in the order of priority set forth therein.

         (e) Accounting. The Master Servicer shall keep and maintain separate accounting (to the extent provided to it by each Servicer), on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and from the Master Servicer Account. No later than 21 days after each Distribution Date, the Master Servicer shall, upon written request, forward to the Depositor and the Securities Administrator, a statement setting forth the balance of the Master Servicer Account as of the close of business on the last day of the month of the Distribution Date and showing, for the calendar month covered by the statement, any deposits and or withdrawals from the Master Servicer Account.

         (f) Investments by the Master Servicer or the Securities Administrator. Any investment by the Master Servicer or the Securities Administrator of amounts received by it hereunder for deposit into the Master Servicer Account or the REMIC I Distribution Account or Certificate Account shall be in Permitted Investments only. All income and gain realized from any such investment of amounts in the Master Servicer Account shall be for the benefit of the Master Servicer and shall be subject to its withdrawal on order from time to time, and shall not be part of the Trust Estate. All income and gain realized from any such investment of amounts in the REMIC I Distribution Account or the Certificate Account shall be for the benefit of the Securities Administrator and shall be subject to its withdrawal on order from time to time and shall not be part of the Trust Estate. In the event of a loss on a Permitted Investment, the Master Servicer or the Securities Administrator, as applicable, shall deposit the amount of such loss into the Master Servicer Account, the REMIC I Distribution Account or the Certificate Account, as applicable, within one Business Day of realization of such loss from its own funds without reimbursement.

         (g) Compensating Interest. The amount of the Master Servicing Fee payable to the Master Servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date, but only to the extent such Compensating Interest Payment is not actually made by a Servicer on the applicable Servicer Remittance Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

         Section 3.02 Filings with the Commission. No later than ten Business Days prior to the date on which any Annual Report on Form 10-K with respect to the Trust is required to be filed, the Securities Administrator shall deliver to the Depositor an officer's certificate in the form set forth in Exhibit H and the Master Servicer shall deliver to the Depositor an officer's certificate in the form set forth in Exhibit I. The Securities Administrator shall prepare or cause to be prepared for filing with the Securities and Exchange Commission (other than the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates) and the Depositor shall sign and certify any and all reports, statements and information respecting the Trust and/or the Certificates required to be filed, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended, and the rules thereunder ("1934 Act Documents"). Upon execution and certification of the 1934 Act Documents by the Depositor, the Securities Administrator shall file such documents with the Securities and Exchange Commission. Unless otherwise advised by the Depositor, the Securities Administrator shall assume that all 1934 Act Documents shall consist of only the following: Form 8-K reports attaching the related Servicer Certificate, to be filed each month beginning in September 2003 through January 2004, a Form 15D to be filed in January 2004 (provided, however, that if the criteria for filing a Form 15D is not met, the Securities Administrator shall continue filing the monthly and annual forms), and a Form 10-K to be filed each March beginning in March 2004. The Securities Administrator shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from the Securities and Exchange Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates if and to the extent the Depositor shall deem any such relief to be necessary or appropriate. Unless otherwise advised by the Depositor, the Securities Administrator shall assume that the Depositor is in compliance with the preceding sentence. In no event shall the Securities Administrator have any liability for the execution or content of any 1934 Act Document. The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports, and financial statements within its control related to the Trust Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

         Section 3.03 Securities Administrator to Cooperate; Release of Mortgage Files. The Securities Administrator, on behalf of the Trustee, shall, if requested by any Servicer, execute a power of appointment pursuant to which the Securities Administrator, on behalf of the Trustee, shall authorize, make, constitute and appoint designated officers of such Servicer with full power to execute in the name of the Trustee (without recourse, representation or warranty) any deed of reconveyance, any substitution of trustee documents or any other document to release, satisfy, cancel or discharge any Mortgage or Mortgage Loan serviced by such Servicer upon its payment in full or other liquidation; provided, however, that such power of appointment shall be limited to the powers limited above; and provided, further, that such Servicer shall promptly forward to the Securities Administrator for its files copies of all documents executed pursuant to such power of appointment.

         Pursuant to the Custodial Agreement, the Servicer may submit a Request for Release to have delivered to it the related Trustee Mortgage Loan File and a release of the Mortgaged Premises from the lien of the Mortgage. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to a Collection Account, the Master Servicer Account, the Distribution Account or the Certificate Account.

         Upon receipt of any other Request for Release for purposes of servicing a Mortgage Loan, including but not limited to, collection under any Insurance Policy, title insurance policy, primary mortgage insurance policy, flood insurance policy or hazard insurance policy or to effect a partial release of any Mortgaged Premises from the lien of the Mortgage, the Securities Administrator, on behalf of the Trustee, within five Business Days of receipt of such Request for Release, shall release, or shall cause the Custodian to release, the related Trustee Mortgage Loan File to the Servicer. Upon receipt of an Officer's Certificate of the Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account or the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Property, the Request for Release shall be released by the Trustee (or the Custodian) to such Servicer.

         Any Servicer may execute a written certification to have delivered to it, pursuant to the Custodial Agreement, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Premises or to any legal action brought to obtain judgment against any Borrower on the Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Note or Mortgage or otherwise available at law or in equity.

         Section 3.04 Amendments to Servicing Agreement. Each Servicing Agreement may be amended or supplemented from time to time by the related Servicer, the Master Servicer, the Trustee and the Securities Administrator without the consent of any of the Certificateholders to (a) cure any ambiguity, (b) correct or supplement any provisions therein which may be inconsistent with any other provisions therein, (c) modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust (or certain assets thereof) as one or more REMICs, at all times that any Certificates are outstanding or (d) make any other provisions with respect to matters or questions arising under such Servicing Agreement or matters arising with respect to the servicing of the Mortgage Loans which are not covered by such Servicing Agreement which shall not be inconsistent with the provisions of such Servicing Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder. Any such amendment or supplement shall be deemed not to adversely affect in any material respect any Certificateholder if there is delivered to the Trustee and the Securities Administrator written notification from each Rating Agency that rated the applicable Certificates to the effect that such amendment or supplement will not cause that Rating Agency to reduce or qualify the then current rating assigned to such Certificates, as well as an Opinion of Counsel (at the expense of the applicable Servicer) that such amendment or supplement will not result in the loss by the Trust or the assets thereof of REMIC status or result in the imposition of any taxes on the Trust or any REMIC.

         Each Servicing Agreement may also be amended from time to time by the related Servicer, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Servicing Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (B) adversely affect in any material respect the interests of the Holders of any Class of Certificates, or
(C) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, unless each Holder of a Certificate affected by such amendment consents. For purposes of the giving or withholding of consents pursuant to this Section 3.04, Certificates registered in the name of the Depositor or an Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

         Upon delivery of a written request to the Trustee, the Securities Administrator and/or the Master Servicer together with a certification from the Servicer that any such amendment or supplement is permitted hereby, the Securities Administrator shall join in any such amendment or supplement.

         Promptly after the execution of any such amendment the Securities Administrator shall notify each Certificateholder and the Master Servicer of such amendment and, upon written request, shall furnish a copy of such amendment to each Certificateholder.

         It shall not be necessary for the consent of Certificateholders under this Section 3.04 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe. Prior to consenting to any amendment pursuant to this Section 3.04, the Trustee, the Securities Administrator and the Master Servicer shall be entitled to receive an Opinion of Counsel (at the expense of the applicable Servicer) that such amendment is authorized and permitted pursuant to the terms of this Trust Agreement and the applicable Servicing Agreement.

         Section 3.05 Monthly Advances by Master Servicer or Securities Administrator.

         (a) Under the terms of each Servicing Agreement, on the Business Day prior to each Servicer Remittance Date, the related Servicer is obligated to make a Monthly Advance with respect to any delinquencies as of the related Distribution Date, unless such Servicer furnishes to the Securities Administrator, an Officer's Certificate evidencing the determination by such Servicer, in its reasonable judgment, that such Monthly Advance would be non-recoverable from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds (including the proceeds of the applicable Federal Insurance) or otherwise with respect to such Mortgage Loan (a "Non-Recoverability Certificate"). If (i) a Servicer reports a delinquency on a Remittance Report, and (ii) such Servicer, by 11 a.m. (New York Time) on the related Distribution Date, neither makes a Monthly Advance nor provides the Securities Administrator and the Master Servicer with a Non-Recoverability Certificate with respect to such delinquency, then, subject to paragraph (b) below, the Master Servicer shall deposit, from its own funds, on the Master Servicer Remittance Date, the amount of such Monthly Advance not made by the Servicer into the REMIC I Distribution Account for distribution to Certificateholders as provided in the Trust Agreement. If the Master Servicer fails to make a Monthly Advance as required by the preceding sentence, then the Securities Administrator shall deposit, from its own funds, on the Distribution Date, the amount of such Monthly Advance into the REMIC I Distribution Account. Notwithstanding the foregoing, if either the Master Servicer or the Securities Administrator, in their reasonable judgment, determines that such Monthly Advance would be non-recoverable from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds (including the proceeds of the applicable Federal Insurance) or otherwise with respect to such Mortgage Loan, then neither the Master Servicer nor the Securities Administrator shall be obligated to make such Monthly Advance.

         (b) Each Servicer is obligated under the applicable Servicing Agreement to remit to the Master Servicer the required remittance on each Servicer Remittance Date. If (i) a Servicer fails to remit such remittance on any Servicer Remittance Date, and (ii) such failure is not cured by 11 a.m. (New York Time) on the related Master Servicer Remittance Date, then, to the extent permitted by the related Servicing Agreement, the Master Servicer shall withdraw the amount of such required remittance from such Collection Account, to the extent that such amount is on deposit in such Collection Account, and shall deposit such amount in the REMIC I Distribution Account.

         (c) All Monthly Advances (together with, in the case of the Master Servicer and the Securities Administrator, interest thereon at a rate equal to the prevailing Prime Rate plus 2.0%) shall be reimbursable to the related Servicer, the Master Servicer or the Securities Administrator, as the case may be, on a first priority basis from deposits to the Collection Account of late collections, Insurance Proceeds, Liquidation Proceeds and Condemnation Proceeds from the related Mortgage Loan as to which a Monthly Advance has been made. The Master Servicer's or the Securities Administrator's right to reimbursement as provided in this paragraph (c) shall not negate its obligation to continue to make Monthly Advances as provided in paragraph (a) of this Section 3.05. To the extent Monthly Advances are not recoverable as set forth in the first sentence of this paragraph (c), the Master Servicer or the Securities Administrator, as the case may be, shall be entitled to recover such Monthly Advances from the Master Servicer Account.

         (d) To the extent that the Servicer is required to pay penalty interest pursuant to the Servicing Agreement, and the Master Servicer or the Securities Administrator makes any Monthly Advance, the Master Servicer or the Securities Administrator, as applicable, in its individual capacity shall be entitled to retain such penalty interest.

         Section 3.06 Enforcement of Servicing Agreement. Subject to Article VIII hereof, the Master Servicer agrees to comply with the terms of each Servicing Agreement and to enforce the terms and provisions thereof against the related Servicer for the benefit of the Certificateholders.

                                  ARTICLE IV

                   REPORTING/REMITTING TO CERTIFICATEHOLDERS

         Section 4.01 Statements to Certificateholders. On each Distribution Date, the Securities Administrator shall prepare a statement as to such distribution (the "Distribution Statement"), based substantially on information provided by the Servicers in the related Remittance Reports, and on each Distribution Date, such statement will be made available at a website located at http://www.jpmorgan.com/sfr to the Depositor and each Certificateholder, setting forth:

         (a) the class factor for each Class of Certificates;

         (b) the aggregate Scheduled Principal Balance of each Pool and/or Group of Mortgage Loans;

         (c) the Available Distribution Amount, the Aggregate Principal Distribution Amount and the Principal Prepayment Amount for such Distribution Date;

         (d) [Reserved];

         (e) the amount of such distribution to the Holders of Certificates of such Class to be applied to reduce the Certificate Balance thereof, separately identifying the amounts, if any, of any Payoffs, Principal Prepayments made by the Mortgagor, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds;

         (f) the amount of such distribution to the Holders of Certificates of such Class allocable to interest, and the Certificate Rate applicable to each Class (separately identifying (i) the amount of such interest accrued during the calendar month preceding the month of such Distribution Date, and (ii) the amount of interest from previous calendar months;

         (g) the aggregate amount of the Servicing Fees paid as required under the Servicing Agreements and any other fees or expenses paid out of the Available Distribution Amount for such Distribution Date as permitted hereunder;

         (h) if applicable, the aggregate amount of outstanding Monthly Advances and Servicing Advances included in such distribution, the aggregate amount of Monthly Advances reimbursed during the calendar month preceding the Distribution Date and the aggregate amount of unreimbursed Monthly Advances and Servicing Advances at the close of business on such Distribution Date;

         (i) if applicable, the aggregate amount of outstanding Monthly Advances included in such distribution, and the aggregate amount of Monthly Advances reimbursed to the Master Servicer or the Securities Administrator during the calendar month preceding the Distribution Date;

         (j) [Reserved];

         (k) the number and aggregate Scheduled Principal Balance of the Mortgage Loans outstanding as of the last Business Day of the calendar month preceding such Distribution Date;

         (l) the number and aggregate Scheduled Principal Balance of Mortgage Loans as reported to the Securities Administrator by the Servicer, (i) that are current, 30 days contractually delinquent, 60 days contractually delinquent, 90 days contractually delinquent or 120 days or more contractually delinquent), (ii) as to which foreclosure proceedings have been commenced, and
(iii) as to which the Mortgagor is subject to a bankruptcy proceeding;

         (m) with respect to any mortgaged property acquired on behalf of Certificateholders through foreclosure or deed in lieu of foreclosure during the preceding calendar month, the Scheduled Principal Balance of the related Mortgage Loan as of the last Business Day of the calendar month preceding the Distribution Date;

         (n) the aggregate Certificate Balance of each Class of Certificates (and, in the case of any Certificate with no Certificate Balance, the notional amount of such Class) after giving effect to the distribution to be made on such Distribution Date, and separately identifying any reduction thereof on account of Realized Losses;

         (o) the aggregate amount of (i) Payoffs and Principal Prepayments made by Mortgagors, (ii) Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and (iii) Realized Losses incurred during the related Prepayment Period;

         (p) the aggregate amount of any Mortgage Loan that has been repurchased from the Trust;

         (q) the aggregate Shortfall, if any, allocated to each Class of Certificates at the close of business on such Distribution Date;

         (r) the Certificate Rate for each Class of Certificates applicable to such Distribution Date;

         (s) the Senior Percentages, the Senior Prepayment Percentages, the Subordinate Percentages and the Subordinate Prepayment Percentages, if any, for such Distribution Date;

         (t) in the case of a Trust with respect to which one or more REMIC elections have been or will be made, any reports required to be provided to Holders by the REMIC Provisions; and

         (u) such other customary information as the Securities Administrator deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns.

         In the case of information furnished pursuant to clauses (a) through
(c) above, the amounts shall be expressed, with respect to any Certificate, as a dollar amount per $1,000 denomination; provided, however, that if any Class of Certificates does not have a Certificate Balance, then the amounts shall be expressed as a dollar amount per 10% Percentage Interest.

         In addition to the Distribution Date report specified above, the Securities Administrator shall prepare and make available to each Holder of a Residual Certificate, if any, on each Distribution Date a statement setting forth the amounts actually distributed with respect to the Residual Certificates of such Class on such Distribution Date, and the aggregate Certificate Balance, if any, of the Residual Certificates of such Class after giving effect to any distribution made on such Distribution Date, separately identifying the amount of Realized Losses allocated to such Residual Certificates of such Class on such Distribution Date.

         Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall prepare and furnish a statement, containing the information set forth in clauses (a) through (d) above (based on information provided by the Master Servicer), to each Person who at any time during the calendar year was a Holder that requests such statement, aggregated for such calendar year or portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Securities Administrator pursuant to any requirements of the Code as from time to time are in force.

         Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall prepare and shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement, upon request, containing the information provided pursuant to the second preceding paragraph aggregated for such calendar year thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time are in force.

         Section 4.02 Remittance Reports and other Reports from the Servicers. To the extent received from the Servicers, the Master Servicer shall make the information in each Remittance Report available to the Depositor, the Trustee, the Securities Administrator or any Certificateholder upon written request therefor. In addition, upon written request from the Depositor, the Trustee, the Securities Administrator or any Certificateholder (such party, the "Requesting Party"), the Master Servicer shall use commercially reasonable efforts to obtain from the Servicers and subsequently provide to the Requesting Party any other reports or information that may be obtained by the Master Servicer from any Servicer pursuant to the related Servicing Agreement; provided, however, that if the Master Servicer incurs costs pursuant to the Servicing Agreement with respect to any particular request, the Master Servicer shall be entitled to reimbursement from the Requesting Party for such costs, together with any other reasonable costs incurred by it for obtaining or delivering the reports or information specified by such request. Upon the request of the Depositor, if permitted pursuant to a Sale and Servicing Agreement, the Master Servicer shall request, on an annual basis beginning one year after the Closing Date, copies of the Servicer's internal quality control reports (it being understood that the Master Servicer shall have no responsibility for, or be deemed to have, constructive notice of any information contained therein or determinable therefrom). Neither the Master Servicer, the Securities Administrator, nor any agent of the Securities Administrator shall be under any duty to recalculate, verify or recompute the information provided to it under any Servicing Agreement by the applicable Servicer.

         Section 4.03 Compliance with Withholding Requirements. Notwithstanding any other provisions of the Trust Agreement, the Securities Administrator shall comply with all federal withholding requirements respecting payments of interest or principal to the extent of accrued original issue discount on Certificates to each Holder of such Certificates who (a) is not a "United States person," within the meaning of Code Section 7701(a)(30),
(b) fails to furnish its TIN to the Securities Administrator, (c) furnishes the Securities Administrator an incorrect TIN, (d) fails to report properly interest and dividends, (e) under certain circumstances, fails to provide the Securities Administrator or the Certificateholder's securities broker with a certified statement, signed under penalties of perjury, that the TIN provided by such Certificateholder to the Securities Administrator or such broker is correct and that the Certificateholder is not subject to backup withholding or
(f) otherwise fails to satisfy any applicable certification requirements relating to the withholding tax. The consent of such a Certificateholder shall not be required for such withholding. In the event the Securities Administrator, on behalf of the Trustee, does withhold the amount of any otherwise required distribution from interest payments on the Mortgage Loans (including principal payments to the extent of accrued original issue discount) or Monthly Advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate with any payments to such Certificateholders the amount withheld. In addition, if any United States federal income tax is due at the time a Non-U.S. Person transfers a Residual Certificate, the Securities Administrator, on behalf of the Trustee, or other Withholding Agent may (1) withhold an amount equal to the taxes due upon disposition of such Residual Certificate from future distributions made with respect to such Residual Certificate to the transferee thereof (after giving effect to the withholding of taxes imposed on such transferee), and (2) pay the withheld amount to the Internal Revenue Service unless satisfactory written evidence of payment by the transferor of the taxes due has been provided to the Securities Administrator or such Withholding Agent. Moreover, the Securities Administrator, on behalf of the Trustee, or other Withholding Agent may (1) hold distributions on a Residual Certificate, without interest, pending determination of amounts to be withheld, (2) withhold other amounts, if any, required to be withheld pursuant to United States federal income tax law from distributions that otherwise would be made to such transferee on each Residual Certificate that it holds, and (3) pay to the Internal Revenue Service all such amounts withheld.

         Section 4.04 Reports of Certificate Balances to The Depository Trust Company. If and for so long as any Certificate is held by The Depository Trust Company, on each Distribution Date, the Securities Administrator shall give notice to The Depository Trust Company (and shall promptly thereafter confirm in writing) the following: (a) the amount to be reported pursuant to clause
(c) and (d) of each statement provided to Holders of Certificates pursuant to
Section 4.01 in respect of the next succeeding distribution, (b) the Record Date for such distribution, (c) the Distribution Date for such distribution and (d) the aggregate Certificate Balance of each Class of Certificates to be reported pursuant to clause (i) of the first paragraph of Section 4.01 in such month.

         Section 4.05 Preparation of Regulatory Reports. Notwithstanding any other provision of this Agreement, the Securities Administrator has not assumed, nor shall by its performance hereunder be deemed to have assumed, any of the duties or obligations of the Depositor or any other Person with respect to (i) the registration of the Certificates pursuant to the Securities Act,
(ii) the issuance or sale of the Certificates, or (iii) compliance with the provisions of the Securities Act, the Exchange Act, or any offering circular, applicable federal or state securities or other laws including, without limitation, any requirement to update the registration statement or prospectus relating to the Certificates in order to render the same not materially misleading to investors.

         Section 4.06 Management and Disposition of REO Property. The Master Servicer shall enforce the obligation of each Servicer under any Servicing Agreement to dispose of any REO Property acquired by such Servicer on behalf of the Trust before the end of the third calendar year following the calendar year in which the related REO Property was acquired; provided that the Master Servicer shall waive such requirement if the Servicer and the Securities Administrator (1) receive an Opinion of Counsel (obtained at the expense of the party requesting such Opinion of Counsel) indicating that, under then-current law, the REMIC may hold such REO Property for a period longer than three years without threatening the REMIC status of any related REMIC or causing the imposition of a tax upon any such REMIC or (2) the Servicer applies for and is granted an extension of such three year period pursuant to Code Sections 860G(a)(8) and 856(e)(3) (the applicable period provided pursuant to such Opinion of Counsel or such Code section being referred to herein as an "Extended Holding Period"). In that event, the Master Servicer shall direct the Servicer to sell any REO Property remaining after such date in an auction before the end of the Extended Holding Period.

                                  ARTICLE V

                       THE INTERESTS AND THE SECURITIES

         Section 5.01 REMIC Interests. The Trust Agreement will set forth the terms of the Regular Interests and Residual Interests of each REMIC. Unless otherwise specified in the Trust Agreement, (a) the Regular Interests in each REMIC will be "regular interests" for purposes of the REMIC Provisions; (b) the Trustee will be the owner of the Regular Interests in any REMIC held by another REMIC formed pursuant to the terms of the Trust Agreement, and such Regular Interests may not be transferred to any person other than a successor trustee appointed pursuant to Section 9.07 hereof unless the party desiring the transfer obtains a Special Tax Opinion; and (c) such Regular Interests will be represented by the respective Interests.

         Section 5.02 The Certificates. The Certificates shall be designated in the Trust Agreement. The Certificates in the aggregate will represent the entire beneficial ownership interest in the Trust Estate. On the Closing Date, the aggregate Certificate Balance of the Certificates will equal the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. The Certificates will be substantially in the forms annexed to the Trust Agreement. Unless otherwise provided in the Trust Agreement, the Certificates of each Class will be issuable in registered form, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

         Upon original issue, the Certificates shall be executed and delivered by the Securities Administrator and the Securities Administrator shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor upon receipt by the Securities Administrator of the documents specified in Section 2.01. The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Securities Administrator by an authorized Officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided in the Trust Agreement executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their execution.

         Section 5.03 Book-Entry Securities.

         (a) The Book-Entry Securities will be represented initially by one or more certificates registered in the name designated by the Clearing Agency. The Depositor and the Securities Administrator may for all intents and purposes (including the making of payments on the Book-Entry Securities) deal with the Clearing Agency as the authorized representative of the Beneficial Owners of the Book-Entry Securities for as long as those Certificates are registered in the name of the Clearing Agency. The rights of Beneficial Owners of the Book-Entry Securities shall be limited by law to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency Participants. The Beneficial Owners of the Book-Entry Securities shall not be entitled to certificates for the Book-Entry Securities as to which they are the Beneficial Owners, except as provided in subsection
(c) below. Requests and directions from, and votes of, the Clearing Agency, as Holder, shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners. Without the consent of the Depositor and the Securities Administrator, a Book-Entry Security may not be transferred by the Clearing Agency except to another Clearing Agency that agrees to hold the Book-Entry Security for the account of the respective Clearing Agency Participants and Beneficial Owners.

         (b) Neither the Depositor nor the Securities Administrator will have any liability for any aspect of the records relating to or payment made on account of Beneficial Owners of the Book-Entry Securities held by the Clearing Agency, for monitoring or restricting any transfer of beneficial ownership in a Book-Entry Security or for maintaining, supervising or reviewing any records relating to such Beneficial Owners.

         (c) A Book-Entry Security will be registered in fully registered, certificated form to Beneficial Owners of Book-Entry Securities or their nominees, rather than to the Clearing Agency or its nominee, if (a) the Depositor advises the Securities Administrator in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Securities, and the Depositor is unable to locate a qualified successor within 30 days, (b) the Depositor, at its option, elects to terminate the book-entry system operating through the Clearing Agency or (c) after the occurrence of an Event of Default, Beneficial Owners representing at least a majority of the aggregate outstanding Certificate Balance of the Book-Entry Securities advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners. Upon the occurrence of any such event, the Securities Administrator shall notify the Clearing Agency, which in turn will notify all Beneficial Owners of Book-Entry Securities through Clearing Agency Participants, of the availability of certificated Certificates. Upon surrender by the Clearing Agency or the Book-Entry Custodian of the certificates representing the Book-Entry Securities and receipt of instructions for re-registration, the Securities Administrator will reissue the Book-Entry Securities as certificated Certificates to the Beneficial Owners identified in writing by the Clearing Agency. Neither the Depositor nor the Securities Administrator shall be liable for any delay in the delivery of such instructions and may rely conclusively on, and shall be protected in relying on, such instructions. Such certificated Certificates shall not constitute Book-Entry Securities. All reasonable costs associated with the preparation and delivery of certificated Certificates shall be borne by the Trust.

         (d) The Securities Administrator is hereby initially appointed as Book-Entry Custodian with respect to the Book-Entry Securities, and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Clearing Agency authorizing it to act as such (it being understood that should any conflict arise between the provisions hereof and the provisions of the agreement between the Securities Administrator and the Clearing Agency, the agreement with the Clearing Agency will control). The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor and, if the Securities Administrator is not the Book-Entry Custodian, the Securities Administrator, any other transfer agent (including the Clearing Agency or any successor Clearing Agency) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Clearing Agency or any successor Clearing Agency may prescribe; provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of such appointment of other than the Clearing Agency. If the Securities Administrator resigns or is removed in accordance with the terms hereof, the successor securities administrator, or, if it so elects, the Clearing Agency shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Securities by the Book-Entry Custodian.

         Section 5.04 Registration of Transfer and Exchange of Certificates. The Securities Administrator shall cause to be kept a certificate register in which, subject to such reasonable regulations as it may prescribe, the certificate registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall serve as the initial Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Securities Administrator may appoint any other Person to act as Certificate Registrar hereunder.

         Subject to Section 5.05, upon surrender for registration of transfer of any Certificate at the Corporate Trust Office of the Securities Administrator or at any other office or agency of the Securities Administrator maintained for such purpose, the Securities Administrator shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

         At the option of the Certificateholders, each Certificate may be exchanged for other Certificates of the same Class with the same authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and cause the Certificate Registrar to authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Securities Administrator duly executed by, the Holder thereof or his attorney duly authorized in writing.

         No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

         The Securities Administrator will cause the Certificate Registrar (unless the Securities Administrator is acting as Certificate Registrar) to provide notice to the Securities Administrator of each transfer of a Certificate, and the Certificate Registrar will provide the Securities Administrator with an updated copy of the Certificate Register on January 1 and July 1 of each year.

         Section 5.05 Restrictions on Transfer.

         (a) Securities Law Compliance. No transfer of any Private Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. Any Holder of a Private Certificate shall, and, by acceptance of such Private Certificate, does agree to, indemnify the Depositor, the Certificate Registrar and the Securities Administrator against any liability that may result if any transfer of such Certificates by such Holder is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws. Neither the Depositor, the Certificate Registrar nor the Securities Administrator is obligated to register or qualify any Private Certificate under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without such registration or qualification. Neither the Certificate Registrar nor the Securities Administrator shall register any transfer of a Private Certificate (other than a Residual Certificate) unless and until the prospective transferee provides the Securities Administrator with an agreement certifying to facts which, if true, would mean that the proposed transferee is a Qualified Institutional Buyer (a "QIB Certificate"), or, if the Private Certificate to be transferred is not a Rule 144A Security, a Transferee Agreement, and in any case unless and until the transfer otherwise complies with the provisions of this Section 5.05. If so provided in the Trust Agreement, the prospective transferee will be deemed to have provided a QIB Certificate upon acceptance of the Certificate. If a proposed transfer does not involve a Rule 144A Security, the Securities Administrator or the Certificate Registrar shall require that the transferor and transferee certify as to the factual basis for the registration exemption(s) relied upon, and if the transfer is made within two years of the acquisition thereof by a non-Affiliate of the Depositor from the Depositor or an Affiliate of the Depositor, the Securities Administrator or the Certificate Registrar also may require an Opinion of Counsel that such transfer may be made without registration or qualification under the Securities Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Depositor, the Certificate Registrar or the Securities Administrator. Notwithstanding the foregoing, no QIB Certificate, Transferee Agreement or Opinion of Counsel shall be required in connection with the initial transfer of the Private Certificates and no Opinion of Counsel shall be required in connection with the transfer of the Private Certificates by a broker or dealer, if such broker or dealer was the initial transferee.

         The Depositor (or, upon direction of the Depositor, the Securities Administrator, which directions shall specify the information to be provided, and at the expense of the Depositor or the Securities Administrator) shall provide to any Holder of a Rule 144A Security and any prospective transferee designated by such Holder information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Rule 144A Security without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.

         (b) ERISA Restrictions. Certificated Subordinated Certificates. No Regular Certificate that is subordinated in right to payment to the Certificates of any other Class due to the allocation of Realized Losses (a "Certificated Subordinated Security") shall be transferred unless the prospective transferee provides the Trustee with a properly completed Benefit Plan Affidavit.

         (c) Residual Certificates. No Residual Certificate (including any beneficial interest therein) may be transferred to a Disqualified Organization. In addition, no Residual Certificate (including any beneficial interest therein) may be transferred unless (i) the proposed transferee provides the Securities Administrator or the Certificate Registrar with (A) a Residual Transferee Agreement, (B) if the proposed transferee is a U.S. Person, a U.S. Person and Affidavit Pursuant to Sections 860D(a)(6)(A) and 860E(e)(4) of the Code, and (C) if the proposed transferee is a Non-U.S. Person, a Non-U.S. Person Affidavit and Affidavit Pursuant to Sections 860D(a)(6)(A) and 860E(e)(4) of the Code, and (ii) the interest transferred involves the entire interest in a Residual Certificate or an undivided interest therein (unless the transferor or the transferee provides the Securities Administrator or the Certificate Registrar with an Opinion of Counsel (which shall not be an expense of the Securities Administrator or the Certificate Registrar, as applicable) that the transfer will not jeopardize the REMIC status of any related REMIC). Furthermore, if a proposed transfer involves a Rule 144A Security, the Securities Administrator or the Certificate Registrar shall require the transferee to certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer; and, if a proposed transfer involves a Private Certificate that is not a Rule 144A Security, (1) the Securities Administrator or the Certificate Registrar shall require that the transferee certify as to the factual basis for the registration exemption(s) relied upon, and (2) if the transfer is made within two years from the acquisition of the Certificate by a non-Affiliate of the Depositor from the Depositor or an Affiliate of the Depositor, the Securities Administrator or the Certificate Registrar also may require an Opinion of Counsel that such transfer may be made without registration or qualification under the Securities Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Securities Administrator or the Certificate Registrar, as applicable. In any event, neither the Securities Administrator nor the Certificate Registrar shall effect any transfer of a Residual Certificate except upon notification of such transfer to the Securities Administrator or the Certificate Registrar, as applicable. Notwithstanding the foregoing, no Opinion of Counsel shall be required in connection with the initial transfer of the Residual Certificates or their transfer by a broker or dealer, if such broker or dealer was the initial transferee. Notwithstanding the fulfillment of the prerequisites described above, the Securities Administrator or the Certificate Registrar may refuse to recognize any transfer to the extent necessary to avoid a risk of disqualification of any related REMIC as a REMIC or the imposition of a tax upon any such REMIC.

         Upon notice to the Securities Administrator that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Securities Administrator may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor. The Securities Administrator, on behalf of the Trustee, agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary for the computation of the tax imposed under Section 860E(e) of the Code and as otherwise may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Securities Administrator, the cost to the Securities Administrator of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Securities Administrator shall not be excused from furnishing such information.

         If a tax or a reporting cost is borne by any REMIC as a result of the transfer of a Residual Certificate or any beneficial interest therein in violation of the restrictions set forth in this Section, the transferor shall pay such tax or cost and, if such tax or cost is not so paid, the Securities Administrator, on behalf of the Trustee, shall pay such tax or cost with amounts that otherwise would have been paid to the transferee of the Residual Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Securities Administrator, any REMIC, or the other Holders of any of the Certificates, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         Section 5.06 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Securities Administrator or the Certificate Registrar, or the Securities Administrator and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities Administrator and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute and cause the Certificate Registrar to authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like tenor and Percentage Interest. Upon the issuance of any new Certificate pursuant to this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the destroyed, lost or stolen Certificate shall be found at any time.

         Section 5.07 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Securities Administrator, the Certificate Registrar and any agent of either of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Securities Administrator, the Certificate Registrar nor any agent of either of them shall be affected by notice to the contrary.

         Section 5.08 Appointment of Paying Agent. The Securities Administrator may appoint a Paying Agent for the purpose of making distributions to Certificateholders. The Securities Administrator shall cause such Paying Agent (if other than the Securities Administrator) to execute and deliver to the Securities Administrator an instrument in which such Paying Agent shall agree with the Securities Administrator that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator. The initial Paying Agent shall be JPMorgan Chase Bank.

                                  ARTICLE VI

                                 THE DEPOSITOR

         Section 6.01 Liability of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed by the Trust Agreement and undertaken by the Depositor under the Trust Agreement.

         Section 6.02 Merger or Consolidation of the Depositor. Subject to the following paragraph, the Depositor will keep in full effect its corporate existence, rights and franchises under the laws of the jurisdiction of its organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Trust Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under the Trust Agreement.

         The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of their respective assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                                 ARTICLE VII

                     TERMINATION OF SERVICING ARRANGEMENTS

         Section 7.01 Termination and Substitution of Servicer. Upon the occurrence of any Servicer Event of Default for which any Servicer may be terminated pursuant to the related Servicing Agreement, the Master Servicer, in accordance with Section 8.01(a) hereof, may, and shall, at the direction of the Certificateholders holding 66% of the Voting Rights, terminate such Servicing Agreement. The Holders of Certificates evidencing at least 66% of the Voting Rights of Certificates affected by a Servicer Event of Default may waive such Servicer Event of Default; provided, however, that (a) a Servicer Event of Default with respect to any Servicer's obligation to make Monthly Advances may be waived only by all of the holders of the Certificates affected by such Servicer Event of Default and (b) no such waiver is permitted that would materially adversely affect any non-consenting Certificateholder. Subject to the conditions set forth below in this Section 7.01, the Master Servicer, at the direction of the Certificateholders holding 66% of the Voting Rights, shall, concurrently with such termination, either assume the duties of the terminated Servicer under the applicable Servicing Agreement or appoint another servicer to enter into such Servicing Agreement.

         Notwithstanding the foregoing, the Master Servicer may not terminate a Servicer without cause unless the Master Servicer or a successor servicer is appointed concurrently with such termination. There may be a transition period of not longer than 90 days prior to the effective date of the servicing transfer to the successor Servicer or Master Servicer, as applicable, provided, however, that during such transition period, the Master Servicer or successor Servicer shall use commercially reasonable efforts to perform the duties of the Servicer in its capacity as successor Servicer.

         If the Master Servicer terminates a Servicer, the Master Servicer may name another mortgage loan service company and such mortgage loan service company shall be acceptable to each Rating Agency and such mortgage loan service company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such Servicing Agreement. Such successor Servicer shall be a mortgage loan servicing institution, with a net worth of at least $25,000,000. In the event that the Master Servicer cannot appoint a substitute Servicer, it shall petition a court of competent jurisdiction for the appointment of a substitute Servicer meeting the foregoing requirements.

         In the event any Servicer resigns or is terminated as provided above and the Master Servicer has not appointed a successor servicer (or no successor servicer has accepted such appointment) prior to the effective date of such resignation or termination, then the Master Servicer shall serve as successor Servicer and shall succeed to, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under the terminated Servicing Agreement until another successor Servicer has been appointed and has accepted its appointment. In no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to purchase any Mortgage Loan from the Trust pursuant to any Servicing Agreement or any obligations of the Servicer which were incurred thereunder prior to the date the Master Servicer assumes the obligations of the Servicer under such Servicing Agreement. As compensation to the Master Servicer for any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which such Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

         In no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to purchase any Mortgage Loan from the Trust pursuant to any Servicing Agreement.

         No Certificateholder, solely by virtue of such holder's status as a Certificateholder, will have any right under the Trust Agreement to institute any proceeding with respect to the Trust Agreement or any Servicing Agreement, Custodial Agreement or any Assignment Agreement, unless such holder previously has given to the Securities Administrator written notice of default and unless the Certificateholders evidencing at least 25% of Voting Rights have made written request upon the Securities Administrator to institute such proceeding on behalf of the Trustee and have offered to the Securities Administrator reasonable indemnity, and the Securities Administrator for 60 days has neglected or refused to institute any such proceeding.

         Section 7.02 Notification to Certificateholders.

         (a) Upon any termination pursuant to Section 7.01 above or appointment of a successor to any Servicer or the Master Servicer, the Securities Administrator shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, and to each Rating Agency.

         (b) Within 60 days after the occurrence of any Servicer Event of Default involving any Servicer, the Securities Administrator shall transmit by mail to all Holders of Certificates, each Rating Agency, the Trustee and the Master Servicer notice of each such Servicer Event of Default or occurrence known to a Responsible Officer of the Securities Administrator unless such default shall have been cured or waived.

                                 ARTICLE VIII

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                            BY THE MASTER SERVICER

         Section 8.01 Duties of the Master Servicer; Enforcement of Servicer's and Master Servicer's Obligations.

         (a) The Master Servicer, on behalf of the Trustee, the Securities Administrator, the Depositor and the Certificateholders shall monitor the performance of the Servicers under the Servicing Agreements, and (except as set forth below) shall use its reasonable good faith efforts to cause the Servicers to duly and punctually to perform their duties and obligations thereunder. Upon the occurrence of a Servicer Event of Default of which a Responsible Officer of the Master Servicer has actual knowledge under a Servicing Agreement, the Master Servicer shall promptly notify the Securities Administrator and shall specify in such notice the action, if any, the Master Servicer plans to take in respect of such default. So long as any such default shall be continuing, the Master Servicer may (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; (iii) waive any such default under the Servicing Agreement in accordance with Section 7.01 hereof or (iv) take any other action with respect to such default as is permitted thereunder. Except as set forth in Section 4.06 hereof, the Master Servicer shall have no duty to supervise any Servicer's activities related to the servicing or administration of defaulted or delinquent Mortgage Loans or the management and disposition of any REO Properties.

         (b) The Master Servicer shall pay the costs of monitoring the Servicers as required hereunder (including costs associated with (i) termination of any Servicer, (ii) the appointment of a successor servicer or
(iii) the transfer to and assumption of, the servicing by the Master Servicer) and shall, to the extent permitted by the related Servicing Agreement, seek reimbursement therefor initially from the terminated Servicer. In the event the full costs associated with the transition of servicing responsibilities to the Master Servicer are not paid for by the predecessor or successor Servicer (provided such successor Servicer is not the Master Servicer), subject to the Trust Agreement, the Master Servicer shall be reimbursed by the Trust for out of pocket costs incurred by the Master Servicer associated with any such transfer of servicing duties from a Servicer to the Master Servicer or any other successor servicer.

         (c) If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for any errors or omissions of such Servicer.

         (d) Neither the Depositor, the Securities Administrator nor the Trustee shall consent to the assignment by any Servicer of such Servicer's rights and obligations under any Servicing Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

         Section 8.02 Representations and Warranties of the Master Servicer.

         (a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

                      (i) it is a corporation duly organized, validly existing and in good standing under the laws of New Jersey, and as Master Servicer has full power and authority to transact any and all business contemplated by this Trust Agreement and to execute, deliver and comply with its obligations under the terms of this Trust Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

                      (ii) the execution and delivery of this Trust Agreement by the Master Servicer and its performance and compliance with the terms of this Trust Agreement will not (A) violate the Master Servicer's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Trust Agreement;

                      (iii) this Trust Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                      (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its ability to perform its obligations under this Trust Agreement;

                      (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Trust Agreement or that requires the consent of any third person to the execution of this Trust Agreement or the performance by the Master Servicer of its obligations under this Trust Agreement;

                      (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement;

                      (vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a FNMA and FHLMC approved seller/servicer;

                      (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Trust Agreement or the consummation of the transactions contemplated by this Trust Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

                      (ix) the consummation of the transactions contemplated by this Trust Agreement are in the ordinary course of business of the Master Servicer.

         (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Trust Agreement. The Master Servicer shall indemnify the Depositor, the Securities Administrator and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other reasonable costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 8.02(a) above. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee constitutes the sole remedy of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder and any termination of this Trust Agreement.

         Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, the Securities Administrator or the Trustee or notice thereof by any one of such parties to the other parties.

         Section 8.03 Master Servicer Events of Default.

         Each of the following shall constitute a Master Servicer Event of
Default:

         (a) any failure by the Master Servicer to remit to the Securities Administrator any payment required to be made under the terms of this Trust Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator;

         (b) failure by the Master Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Trust Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator;

         (c) failure by the Master Servicer to maintain its license to do business in any jurisdiction where the Mortgaged Premises are located if such license is required;

         (d) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty days;

         (e) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or relating to all or substantially all of its property;

         (f) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations for three Business Days;

         (g) an affiliate of the Master Servicer that performs any back-up servicer duties of the Master Servicer or any servicing duties assumed by the Master Servicer as successor servicer under any Servicing Agreement ceases to meet the qualifications of a FNMA or FHLMC servicer;

         (h) the Master Servicer attempts to assign this Trust Agreement or its responsibilities hereunder or to delegate its duties hereunder (or any portion thereof) without the consent of the Trustee and the Depositor; or

         (i) the indictment of the Master Servicer for the taking of any action by the Master Servicer, any employee thereof, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under the Trust Agreement, in each case, where such indictment materially and adversely affects the ability of the Master Servicer to perform its obligations under the Trust Agreement (subject to the condition that such indictment is not dismissed within ninety days).

         In each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee, by notice in writing to the Master Servicer, may terminate with cause all the rights and obligations of the Master Servicer under this Trust Agreement.

         Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Trust Agreement, shall pass to and be vested in any successor master servicer appointed hereunder which accepts such appointments. Upon written request from the Trustee or the Master Servicer, the Master Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments related to the performance of its duties hereunder as the Master Servicer and, place in such successor's possession all such documents, together with any Mortgage Files related to any pool of Mortgage Loans with respect to which it acts as a successor servicer, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at the Master Servicer's sole expense. The Master Servicer shall cooperate with the Trustee and such successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor master servicer for administration by it of all cash amounts which shall at the time be credited to the Master Servicer Account or are thereafter received with respect to the Mortgage Loans.

         Section 8.04 Waiver of Default.

         By a written notice, the Trustee may waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Trust Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         Section 8.05 Successor to the Master Servicer.

         Upon termination of the Master Servicer's responsibilities and duties under this Trust Agreement, the Trustee shall appoint a successor, which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Trust Agreement prior to the termination of the Master Servicer. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no event shall the Master Servicer Fee paid to such successor master servicer exceed that paid to the Master Servicer hereunder. In the event that the Master Servicer's duties, responsibilities and liabilities under this Trust Agreement are terminated, the Master Servicer shall continue to discharge its duties and responsibilities hereunder until the effective date of such termination with the same degree of diligence and prudence which it is obligated to exercise under this Trust Agreement and shall take no action whatsoever that might impair or prejudice the rights of its successor. The termination of the Master Servicer shall not become effective until a successor shall be appointed pursuant hereto and shall in no event (i) relieve the Master Servicer of responsibility for the representations and warranties made pursuant to Section 8.02(a) hereof and the remedies available to the Trustee under Section 8.02(b) hereof, it being understood and agreed that the provisions of Section 8.02 hereof shall be applicable to the Master Servicer notwithstanding any such sale, assignment, resignation or termination of the Master Servicer or the termination of this Trust Agreement; or (ii) affect the right of the Master Servicer to receive payment and/or reimbursement of any amounts accruing to it hereunder prior to the date of termination (or during any transition period in which the Master Servicer continues to perform its duties hereunder prior to the date the successor master servicer fully assumes its duties).

         Any successor master servicer appointed as provided herein, shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 8.02 hereof, and whereupon such successor shall become fully vested with all of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Trust Agreement. Any termination or resignation of the Master Servicer or termination of this Trust Agreement shall not affect any claims that the Trustee may have against the Master Servicer arising out of the Master Servicer's actions or failure to act prior to any such termination or resignation.

         Upon a successor's acceptance of appointment as such, the Master Servicer shall notify by mail the Trustee of such appointment.

         Section 8.06 Fees and Other Amounts Payable to the Master Servicer.

         The Master Servicer shall be entitled to either retain or withdraw from the Master Servicer Account, (i) the Master Servicing Fee, (ii) amounts necessary to reimburse itself for any previously unreimbursed Advances, (iii) an aggregate annual amount to indemnify the Master Servicer for amounts due in accordance with Section 8.01(b), 8.10 and 8.11 hereof, and (iv) any other amounts which it is entitled to receive hereunder for reimbursement, indemnification or otherwise. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Trust Agreement. Amounts in excess of this limit which are subject to indemnification hereunder shall be reimbursed to the Master Servicer in succeeding years subject to the annual limit.

         Section 8.07 Merger or Consolidation.

         Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall (i) be a Person that is qualified and approved to service mortgage loans for Fannie Mae and FHLMC and (ii) have a net worth of not less than $25,000,000.

         Section 8.08 Resignation of Master Servicer.

         Except as otherwise provided in Sections 8.07 and 8.09 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Trust Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee and the Guarantor.

         Section 8.09 Assignment or Delegation of Duties by the Master
Servicer.

         Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor, and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer but in no event shall the Master Servicer Fee payable to the successor master servicer exceed that payable to the predecessor master servicer.

         Section 8.10 Limitation on Liability of the Master Servicer and
Others.

         Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee, the Securities Administrator or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard for its obligations and duties under this Trust Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Master Servicer with respect to the Mortgage Loans under this Trust Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Trust Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Account in accordance with the provisions of
Section 8.06 and Section 8.11.

         The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful malfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers in this Trust Agreement.

         Section 8.11 Indemnification; Third-Party Claims.

         The Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer's willful malfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Trust Agreement. The Depositor, the Securities Administrator and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Trust Agreement or the Mortgage Loans which would entitle the Depositor, the Securities Administrator or the Trustee to indemnification under this Section 8.11, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

         The Trust will indemnify the Master Servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer may incur or sustain in connection with, arising out of or related to this Trust Agreement, the Servicing Agreements, any Assignment Agreement, the Custodial Agreement or the Certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the Master Servicer's representations and warranties in the Trust Agreement or (ii) the Master Servicer's willful malfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under any such agreement. The Master Servicer shall be entitled to reimburse itself for any such indemnified amount from funds on deposit in the Master Servicer Account.

                                  ARTICLE IX

                            CONCERNING THE TRUSTEE

         Section 9.01 Duties of Trustee. The Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing of any such Master Servicer Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in the Trust Agreement. During a Master Servicer Event of Default relating to the Trustee of which a Responsible Officer of the Trustee has notice, the Trustee shall exercise such of the rights and powers vested in it by the Trust Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs.

         The Trustee upon receipt of all resolutions, certificates, statements, reports, documents, orders or other instruments created by any Person other than itself and furnished to it which are specifically required to be furnished pursuant to any provision of the Trust Agreement, Custody Agreement, Servicing Agreement, Sale Agreement or Assignment Agreement shall examine them to determine whether they conform to the requirements of such agreement; provided, however, that the Trustee shall not be under any duty to recalculate, verify or recompute the information provided to it hereunder by the Servicer or the Depositor. If any such instrument is found not to conform to the requirements of such agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, then it will provide notice thereof to the other and to the Certificateholders.

         No provision of the Trust Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

         (a) Prior to the occurrence of any Master Servicer Event of Default and after the curing of all of such Events of Default, the respective duties and obligations of the Trustee shall be determined solely by the express provisions of the Trust Agreement (including the obligation of the Trustee to enforce each Servicing Agreement against the related Servicer, each Custody Agreement against the related Custodian, each Sale Agreement against the related Seller, each Assignment Agreement against GSMC and otherwise to act as owner under such agreements for the benefit of the Certificateholders), the Trustee shall not be liable except for the performance of the respective duties and obligations as are specifically set forth in the Trust Agreement, no implied covenants or obligations shall be read into the Trust Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of the Trust Agreement;

         (b) The Trustee shall not be personally liable for an error of judgment made in good faith by an Officer of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (c) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Trust Agreement;

         (d) Any determination of negligence, bad faith, willful misconduct or breach of conduct of the Trustee shall be made only upon a finding that there is clear and convincing evidence (and not upon the mere preponderance of evidence) thereof in a proceeding before a court of competent jurisdiction in which the Trustee has had an opportunity to defend; and

         (e) In no event shall the Trustee be held liable for the actions or omissions of any Servicer or Custodian (excepting the Trustee's own actions as Servicer or Custodian). Prior to the occurrence of any Event of Default and after the curing of all such Events of Default, other than those obligations assumed by the Trustee as successor Servicer under Article VII, no provision of the Trust Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it unless such risk or liability relates to duties set forth herein.

         Section 9.02 Certain Matters Affecting the Trustee.

         (a) Except as otherwise provided in Section 9.01 hereof:

                      (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. Further, the Trustee may accept a copy of the vote of the board of directors of any party certified by its clerk or assistant clerk or secretary or assistant secretary as conclusive evidence of the authority of any person to act in accordance with such vote, and such vote may be considered as in full force and effect until receipt by the Trustee of written notice to the contrary;

                      (ii) The Trustee may, in the absence of bad faith on its part, rely upon a certificate of an Officer of the appropriate Person whenever in the administration of the Trust Agreement the Trustee shall deem it desirable that a matter be proved or established (unless other evidence be herein specifically prescribed) prior to taking, suffering or omitting any action hereunder;

                      (iii) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

                      (iv) The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of the Trust Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                      (v) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Trust Agreement;

                      (vi) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee not assured to the Trustee by the security afforded to it by the terms of the Trust Agreement, the Trustee may require indemnity against such expense or liability as a condition to taking any such action;

                      (vii) The Trustee may execute any of the trusts or powers under the Trust Agreement or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under the Trust Agreement, provided that any agent appointed by the Trustee hereunder shall be entitled to all of the protections of the Trustee under this Agreement including, without limitation, the indemnification provided for under Section 9.05 hereof;

                      (viii) Whenever the Trustee is authorized herein to require acts or documents in addition to those required to be provided it in any matter, it shall be under no obligation to make any determination whether or not such additional acts or documents should be required unless obligated to do so under Section 9.01;

                      (ix) The permissive right or authority of the Trustee to take any action enumerated in this Agreement shall not be construed as a duty or obligation;

                      (x) The Trustee shall not be deemed to have notice of any matter, including without limitation any Event of Default, unless one of its Responsible Officers has actual knowledge thereof or unless written notice thereof is received by the Trustee at its Corporate Trust Office and such notice references the applicable Certificates generally, the applicable Servicer or Seller, the Trust or this Agreement;

                      (xi) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of any Servicer or the Master Servicer under this Agreement;

                      (xii) Subject to the other provisions of this Agreement and without limiting the generality of this Section 9.02, the Trustee shall not have any duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see the maintenance of any such recording of filing or depositing or to any rerecording, refiling or redepositing any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Certificate Account, or (D) to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties;

                      (xiii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder; and

                      (xiv) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (b) All rights of action under the Trust Agreement or under any of the Certificates, enforceable by the Trustee may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of the Trust Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

         Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained in the Trust Agreement and in the Certificates (other than the signature of the Trustee, the acknowledgments by the Trustee in
Section 2.02 hereof and the representations and warranties made in Section
9.13 hereof) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of the Trust Agreement or of the Certificates (other than the signature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Mortgage Loans or deposited in or withdrawn from any Collection Account, the Master Servicer Account or the Certificate Account other than any funds held by or on behalf of the Trustee in accordance with Sections 3.01 and 3.02 or as owner of the Regular Interests of any REMIC.

         Section 9.04 Trustee May Own Certificates. The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         Section 9.05 Trustee's Fees and Expenses. Pursuant to the Trust Agreement, the Trustee shall be paid by the Securities Administrator. The Trustee shall be entitled to reimbursement for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of the Trust Agreement (including but not limited to the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith, willful misconduct or breach of contract by the Trustee. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust Estate against any loss, liability or expense thereof, including reasonable attorney's fees, incurred, arising out of or in connection with the Trust Agreement, any custody agreement or the Certificates, including, but not limited to, any such loss, liability, or expense incurred in connection with any legal action against the Trust or the Trustee or any director, officer, employee or agent thereof, or the performance of any of the Trustee's duties under the Trust Agreement other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith, negligence, willful misconduct or breach of contract in the performance of duties under the Trust Agreement or by reason of reckless disregard of obligations and duties under the Trust Agreement. The provisions of this Section 9.05 shall survive the resignation or removal of the Trustee.

         Section 9.06 Eligibility Requirements for Trustee. The Trustee shall at all times be a corporation or national banking association that is not an Affiliate of the Depositor organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of its conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

         Section 9.07 Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts created pursuant to the Trust Agreement by giving written notice thereof to the Depositor, the Master Servicer and to all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in triplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Depositor, the Certificateholders and each Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         The Depositor may at any time remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. If the Depositor executes such an instrument, then the Depositor shall deliver a copy of such instrument to the Certificateholders, the Trustee and each Servicer.

         The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to each of the Depositor, the Trustee so removed and the successor trustee so appointed. A copy of such instrument shall be delivered to the Certificateholders and each Servicer and Seller by the Depositor.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

         Section 9.08 Successor Trustee. Any successor trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Depositor and to the predecessor trustee an instrument accepting such appointment under the Trust Agreement and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor thereunder, with the like effect as if originally named as trustee therein. The predecessor trustee shall deliver to the successor trustee, all Trustee Mortgage Loan Files and related documents and statements held by it under the Trust Agreement and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee, all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee under the Trust Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the Trustee shall cause such notice to be mailed at the expense of the Depositor.

         Notwithstanding anything to the contrary contained herein, the appointment of any successor Trustee pursuant to any provisions of this Agreement will be subject to the prior written consent of the Trustee, which consent will not be unreasonably withheld.

         Section 9.09 Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee shall be the successor of the Trustee under the Trust Agreement, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.10 Appointment of Co-Trustee or Separate Trustee. For the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee(s) hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 hereof and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the Trust Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of the Trust Agreement, specifically including every provision of the Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee. No trustee (including the Trustee) shall be responsible for the actions of any co-trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 9.11 Appointment of Custodians. The Trustee may appoint one or more Custodians to hold all or a portion of the Trustee Mortgage Loan Files as agent for the Trustee, by entering into a custody agreement. The appointment of any Custodian may at any time be terminated and a substitute custodian appointed therefor by the Trustee. Subject to Article IX, the Trustee agrees to comply with the terms of each custody agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Trustee Mortgage Loan File. Any such Custodian may not be an affiliate of the Depositor or any Seller or Servicer. The Trustee shall not be responsible or liable for the acts or omissions of any Custodian appointed by it hereunder (except for a Custodian which is an affiliate of the Trustee). Except as otherwise provided in the Custody Agreement, any fees, expenses and other amounts (except for amounts due as a result of indemnification provisions) due to a Custodian shall be the responsibility of the related Servicer. Any indemnification due a Custodian under a Custody Agreement shall be an obligation of the Trust and payable out of the Trust Estate, and reimbursed in accordance with the Trust Agreement.

         Section 9.12 Appointment of Office or Agent. The Trustee shall appoint an office or agent in The City of New York where notices and demands to or upon the Trustee in respect of the Certificates and the Trust Agreement may be served. The parties hereto and the Certificateholders hereby acknowledge that the Trustee may delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out certain non-fiduciary duties or obligations relating to the administration of the Trust, including the duties and obligations of the Certificate Registrar and Paying Agent; provided, however, in no event shall any such delegation, assignment, authorization or appointment relieve the Trustee of its liability with regard to such duties or obligations. Any such agent shall nevertheless be entitled to all the rights, benefits and protections afforded to the Trustee under Article IX, to the extent assigned to any such agent by the Trustee.

         Section 9.13 Representations and Warranties of the Trustee. The Trustee hereby represents and warrants to the Depositor that as of the Closing Date or as of such other date specifically provided herein:

         (a) It is a national banking association and has been duly organized, and is validly existing in good standing under the laws of the United States of America with full power and authority (corporate and other) to enter into and perform its obligations under the Trust Agreement;

         (b) The Trust Agreement has been duly executed and delivered by it, and, assuming due authorization, execution and delivery by the Depositor, constitutes a legal, valid and binding agreement of such entity, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

         (c) The execution, delivery and performance by it of the Trust Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof;

         (d) The execution and delivery of this Trust Agreement by it have been duly authorized by all necessary corporate action on its part; neither the execution and delivery by it of the Trust Agreement, nor consummation of the transactions therein contemplated, nor compliance by it with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of its articles of organization or by-laws or any law, governmental rule or regulation or any judgment, decree or order binding on it to its knowledge or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound;

         (e) There are no actions, suits or proceedings pending or, to its knowledge, threatened or asserted against it, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by the Trust Agreement or (B) with respect to any other matter which in its judgment will be determined adversely to it and will if determined adversely to it materially adversely affect its ability to perform its obligations under the Trust Agreement; and

         (f) It meets all of the eligibility requirements set forth in Section
9.06 thereof.

                                  ARTICLE X

                    CONCERNING THE SECURITIES ADMINISTRATOR

         Section 10.01 Certain Matters Affecting the Securities Administrator.

         (a) Except as otherwise provided herein:

                      (i) The Securities Administrator may rely and shall be protected in acting or refraining from acting upon any resolution, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. Further, the Securities Administrator may accept a copy of the vote of the board of directors of any party certified by its clerk or assistant clerk or secretary or assistant secretary as conclusive evidence of the authority of any person to act in accordance with such vote, and such vote may be considered as in full force and effect until receipt by the Securities Administrator of written notice to the contrary;

                      (ii) The Securities Administrator may, in the absence of bad faith on its part, rely upon a certificate of an Officer of the appropriate Person whenever in the administration of the Trust Agreement the Securities Administrator shall deem it desirable that a matter be proved or established (unless other evidence be herein specifically prescribed) prior to taking, suffering or omitting any action hereunder;

                      (iii) The Securities Administrator may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

                      (iv) The Securities Administrator shall not be under any obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of the Trust Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                      (v) The Securities Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Trust Agreement;

                      (vi) The Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator not assured to the Securities Administrator by the security afforded to it by the terms of the Trust Agreement, the Securities Administrator may require indemnity against such expense or liability as a condition to taking any such action;

                      (vii) The Securities Administrator may execute any of the trusts or powers under the Trust Agreement or perform any duties hereunder either directly or by or through agents or attorneys and the Securities Administrator shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under the Trust Agreement, provided that any agent appointed by the Securities Administrator hereunder shall be entitled to all of the protections of the Securities Administrator under this Agreement;

                      (viii) Whenever the Securities Administrator is authorized herein to require acts or documents in addition to those required to be provided it in any matter, it shall be under no obligation to make any determination whether or not such additional acts or documents should be required unless obligated to do so hereunder;

                      (ix) The permissive right or authority of the Securities Administrator to take any action enumerated in this Agreement shall not be construed as a duty or obligation;

                      (x) The Securities Administrator shall not be deemed to have notice of any matter, including without limitation any Event of Default, unless one of its Responsible Officers has actual knowledge thereof or unless written notice thereof is received by the Securities Administrator at its Corporate Trust Office and such notice references the applicable Certificates generally, the applicable Servicer or Seller, the Trust or this Agreement;

                      (xi) The Securities Administrator shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers (except with respect to its obligation to make Monthly Advances pursuant to Section 3.05 in the event the Master Servicer fails to make such Monthly Advances as required) if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of any Servicer or the Master Servicer under this Agreement except with respect to its obligation to make Monthly Advances pursuant to Section 3.05 in the event the Master Servicer fails to make such Monthly Advances as required;

                      (xii) Subject to the other provisions of this Agreement and without limiting the generality of this Section 10.01, the Securities Administrator shall not have any duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see the maintenance of any such recording of filing or depositing or to any rerecording, refiling or redepositing any thereof, (B) to see to any insurance,
         (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Certificate Account, or (D) to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Securities Administrator pursuant to this Agreement believed by the Securities Administrator to be genuine and to have been signed or presented by the proper party or parties;

                      (xiii) The Securities Administrator shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder; and

                      (xiv) Anything in this Agreement to the contrary notwithstanding, in no event shall the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Securities Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (b) All rights of action under the Trust Agreement or under any of the Certificates, enforceable by the Securities Administrator may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Securities Administrator shall be brought in name of the Trustee for the benefit of all the Holders of such Certificates, subject to the provisions of the Trust Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Securities Administrator, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

         Section 10.02 Securities Administrator Not Liable for Certificates or Mortgage Loans. The recitals contained in the Trust Agreement and in the Certificates (other than the signature of the Securities Administrator and the representations and warranties made in Section 10.07 hereof) shall be taken as the statements of the Depositor, and the Securities Administrator assumes no responsibility for their correctness. The Securities Administrator makes no representations or warranties as to the validity or sufficiency of the Trust Agreement or of the Certificates (other than the signature of the Securities Administrator on the Certificates) or of any Mortgage Loan or related document. The Securities Administrator shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Mortgage Loans or deposited in or withdrawn from any Collection Account, the Master Servicer Account or the Certificate Account other than any funds held by or on behalf of the Securities Administrator in accordance with Sections 3.01 and 3.02.

         Section 10.03 Securities Administrator May Own Certificates. The Securities Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Securities Administrator.

         Section 10.04 Securities Administrator's Expenses. The Securities Administrator shall be entitled to reimbursement for all reasonable expenses and disbursements incurred or made by the Securities Administrator in accordance with any of the provisions of the Trust Agreement (including but not limited to the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith, willful misconduct or breach of contract by the Securities Administrator. On each Distribution Date, the Securities Administrator may withdraw from the amount on deposit in the REMIC I Distribution Account, its expenses (subject to the limits set forth therein). The Securities Administrator, the Custodian and any director, officer, employee or agent of the Securities Administrator and the Custodian shall be indemnified and held harmless by the Trust Estate against any loss, liability or expense thereof, including reasonable attorney's fees, incurred, arising out of or in connection with the Trust Agreement, any custody agreement or the Certificates, including, but not limited to, any such loss, liability, or expense incurred in connection with any legal action against the Trust or the Securities Administrator or any director, officer, employee or agent thereof, or the performance of any of the Securities Administrator's duties under the Trust Agreement other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith, negligence, willful misconduct or breach of contract in the performance of duties under the Trust Agreement or by reason of reckless disregard of obligations and duties under the Trust Agreement. The provisions of this
Section 10.04 shall survive the resignation or removal of the Securities Administrator.

         Section 10.05 Resignation and Removal of the Securities Administrator. The Securities Administrator may at any time resign and be discharged from the trusts created pursuant to the Trust Agreement by giving written notice thereof to the Depositor, the Master Servicer, the Trustee and to all Certificateholders. Upon receiving such notice of resignation, the Trustee shall promptly appoint a successor securities administrator by written instrument, in triplicate, which instrument shall be delivered to the resigning Securities Administrator and to the successor securities administrator. A copy of such instrument shall be delivered to the Depositor, the Certificateholders and each Servicer by the Trustee. If no successor securities administrator shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor securities administrator.

         The Trustee may at any time remove the Securities Administrator and appoint a successor securities administrator by written instrument, in duplicate, which instrument shall be delivered to the Securities Administrator so removed and to the successor securities administrator. If the Trustee executes such an instrument, then the Trustee shall deliver a copy of such instrument to the Certificateholders, the Depositor and each Servicer.

         The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to each of the Depositor, the Trustee, the Securities Administrator so removed and the successor securities administrator so appointed. A copy of such instrument shall be delivered to the Certificateholders and each Servicer and Seller by the Securities Administrator.

         Any resignation or removal of the Securities Administrator and appointment of a successor securities administrator pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor securities administrator as provided in Section
10.06 hereof.

         Section 10.06 Successor Securities Administrator. Any successor securities administrator appointed as provided in Section 10.05 shall execute, acknowledge and deliver to the Trustee and to the predecessor securities administrator an instrument accepting such appointment under the Trust Agreement and thereupon the resignation or removal of the predecessor securities administrator shall become effective and such successor securities administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor thereunder, with the like effect as if originally named as securities administrator therein. The predecessor securities administrator shall deliver to the successor securities administrator, all Trustee Mortgage Loan Files and related documents and statements held by it under the Trust Agreement and the Trustee and the predecessor securities administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor securities administrator, all such rights, powers, duties and obligations.

         Upon acceptance of appointment by a successor securities administrator as provided in this Section, the Trustee shall mail notice of the succession of such securities administrator under the Trust Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register.

         Notwithstanding anything to the contrary contained herein, the appointment of any successor securities administrator pursuant to any provisions of this Agreement will be subject to the prior written consent of the Trustee, which consent will not be unreasonably withheld.

         Section 10.07 Representations and Warranties of the Securities Administrator. The Securities Administrator hereby represents and warrants to the Depositor, the Master Servicer and the Trustee that as of the Closing Date or as of such other date specifically provided herein:

         (a) It is a New York corporation and has been duly organized, and is validly existing in good standing under the laws of the state of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Trust Agreement;

         (b) The Trust Agreement has been duly executed and delivered by it, and, assuming due authorization, execution and delivery by the Depositor, constitutes a legal, valid and binding agreement of such entity, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

         (c) The execution, delivery and performance by it of the Trust Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof;

         (d) The execution and delivery of this Trust Agreement by it have been duly authorized by all necessary corporate action on its part; neither the execution and delivery by it of the Trust Agreement, nor consummation of the transactions therein contemplated, nor compliance by it with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of its articles of organization or by-laws or any law, governmental rule or regulation or any judgment, decree or order binding on it to its knowledge or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound; and

         (e) There are no actions, suits or proceedings pending or, to its knowledge, threatened or asserted against it, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by the Trust Agreement or (B) with respect to any other matter which in its judgment will be determined adversely to it and will if determined adversely to it materially adversely affect its ability to perform its obligations under the Trust Agreement.

                                  ARTICLE XI

                             TERMINATION OF TRUST

         Section 11.01 Qualified Liquidation. The Provisions of this Article XI are subject to the requirement that any termination shall be a "qualified liquidation" of each associated REMIC unless 100% of the affected holders of interests in each such REMIC have consented to waive such requirements. For this purpose "affected holders" shall mean each holder of a regular or residual interest which would likely receive a smaller amount in final distributions if the termination were not a "qualified liquidation" and REMIC owed taxes as a result hereof.

         Section 11.02 Termination. The Servicer designated in Section 4.03 of the Trust Agreement may, at its option, make or cause a Person to make a Terminating Purchase for the Termination Price at the time and on the terms and conditions specified in the Trust Agreement. Upon such Terminating Purchase or the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of the last REO Property remaining in the Trust, the respective obligations and responsibilities under the Trust Agreement of the Depositor, the Securities Administrator shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Securities Administrator and required hereunder to be so paid and upon deposit of unclaimed funds otherwise distributable to Certificateholders in the Termination Account. Notwithstanding the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         The Trust also may be terminated and the Certificates retired if the Securities Administrator determines, based upon an Opinion of Counsel, that the REMIC status of any related REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year.

         Section 11.03 Procedure for Termination. The Depositor shall advise the Securities Administrator in writing of its election to cause a Terminating Purchase, no later than the Distribution Date in the month preceding the Distribution Date on which the Terminating Purchase will occur.

         Notice of the Distribution Date on which any such termination shall occur (or the Distribution Date on which final payment or other Liquidation of the last Mortgage Loan remaining in the Trust or the disposition of the last REO Property remaining in the Trust will be distributed to Certificateholders, as reflected in the Remittance Report for such month (the "Final Distribution Date") shall be given promptly by the Securities Administrator by letter to Certificateholders mailed (a) in the event such notice is given in connection with a Terminating Purchase, not earlier than the 15th day and not later than the last day of the month preceding the month of such final distribution or
(b) otherwise during the month of such final distribution on or before the Servicing Remittance Date in such month, in each case specifying (i) the Final Distribution Date and that final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Securities Administrator therein designated on that date, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Final Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Securities Administrator. The Securities Administrator shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with a Terminating Purchase, the purchaser shall deliver to the Securities Administrator for deposit in the Certificate Account on the Business Day immediately preceding the Final Distribution Date an amount in next day funds equal to the Termination Price, as the case may be.

         Upon presentation and surrender of the Certificates on a Distribution Date by Certificateholders, the Securities Administrator shall distribute to Certificateholders (A) the amount otherwise distributable on such Distribution Date, if not in connection with Terminating Purchase, or (B) if in connection with a Terminating Purchase, an amount determined as follows: with respect to each Certificate with an outstanding Certificate Balance, the outstanding Certificate Balance thereof, plus interest thereon through the Accounting Date preceding the Distribution Date fixed for termination and any previously unpaid interest, net of unrealized losses, Realized Interest Shortfall and Shortfall with respect thereto; and in addition, with respect to each Residual Certificate, the Percentage Interest evidenced thereby multiplied by the difference between the Termination Price and the aggregate amount to be distributed as provided in the first clause of this sentence and the next succeeding sentence.

         Upon the deposit of the Termination Price in the Certificate Account, the Securities Administrator, on behalf of the Trustee, and any Custodian acting as the agent of the Trustee, shall promptly release to the purchaser the Trustee Mortgage Loan Files for the remaining Mortgage Loans, and the Securities Administrator, on behalf of the Trustee, shall execute all assignments, endorsements and other instruments without recourse necessary to effectuate such transfer. The Trust shall terminate immediately following the deposit of funds in the Termination Account as provided below.

         In the event that all of the Certificateholders shall not surrender their Certificates within six months after the Final Distribution Date specified in the above-mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates and receive the final distribution with respect thereto, net of the cost of such second notice. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the amounts otherwise payable on such Certificates. Any funds payable to Certificateholders that are not distributed on the Final Distribution Date shall be deposited in a Termination Account, which shall be an Eligible Account, to be held for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner, and shall be disposed of in accordance with this Section. The Securities Administrator shall establish the Termination Accounts, which shall be Eligible Accounts, on or about the Closing Date.

         Section 11.04 Additional Termination Requirements.

         (a) In the event of a Terminating Purchase as provided in Section 11.02, the Trust shall be terminated in accordance with the following additional requirements, unless the Securities Administrator receives (i) a Special Tax Opinion and (ii) a Special Tax Consent from each of the Holders of the Residual Certificates (unless the Special Tax Opinion specially provides that no REMIC-level tax will result from the Terminating Purchase):

                      (C) Within 90 days prior to the Final Distribution Date, the Depositor and the Securities Administrator on behalf of the related REMIC shall adopt a plan of complete liquidation meeting the requirements of a qualified liquidation under the REMIC Provisions (which plan may be adopted by the Securities Administrator's attachment of a statement specifying the first day of the 90-day liquidation period to the REMIC's final federal income tax return) and the REMIC will sell all of its assets (other than cash);

                      (D) Upon making final payment on the Regular
         Certificates or the deposit of any unclaimed funds otherwise distributable to the holders of the Regular Certificates in the Termination Account on the Final Distribution Date, the Securities Administrator shall distribute or credit, or cause to be distributed or credited, pro rata, to the Holders of the Residual Certificates all cash on hand relating to the REMIC after such final payment (other than cash retained to meet claims), and the REMIC shall terminate at that time; and

                      (E) In no event may the final payment on the Certificates be made after the 90th day from the date on which the plan of complete liquidation is adopted. A payment into the Termination Account with respect to any Certificate pursuant to
         Section 11.03 shall be deemed a final payment on, or final distribution with respect to, such Certificate for the purposes of this clause.

         (b) By its acceptance of a Residual Certificate, the Holder thereof hereby (i) authorizes such action as may be necessary to adopt a plan of complete liquidation of any related REMIC and (ii) agrees to take such action as may be necessary to adopt a plan of complete liquidation of any related REMIC upon the written request of the Trustee, which authorization shall be binding upon all successor Holders of Residual Certificates.

                                 ARTICLE XII

                             REMIC TAX PROVISIONS

         Section 12.01 REMIC Administration.

         (a) (i) Unless otherwise specified in the Trust Agreement, the Securities Administrator, on behalf of the Trustee, shall elect (on behalf of each REMIC to be created) to have the Trust (or designated assets thereof) treated as one or more REMICs on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued as well as on any corresponding state tax or information return necessary to have the Trust (or such assets) treated as a REMIC under state law.

                      (ii) In order to enable the Securities Administrator, on behalf of the Trustee, to perform its duties as set forth herein, the Depositor shall provide or cause to be provided to the Securities Administrator, within ten (10) days after the Closing Date, all information or data that the Securities Administrator reasonably determines to be relevant for tax purposes to the valuations and offering prices of the Certificates (security instruments), including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Securities Administrator, promptly upon request therefor, any additional information or data that the Securities Administrator may from time to time reasonably request in order to enable the Securities Administrator to perform its duties as set forth herein.

         (b) The Securities Administrator, on behalf of the Trustee, shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer). The Securities Administrator shall be entitled to reimbursement of the expenses to the extent provided in clause (i) above from the Trustee Account, but only to the extent such expenses are "unanticipated expenses" for purposes of Treasury Regulation Section 1.860G-1(b)(3)(ii).

         (c) The Securities Administrator, on behalf of the Trustee, shall prepare any necessary forms for election as well as all of the Trust's and each REMIC's federal and any appropriate state tax and information returns. The Securities Administrator, on behalf of the Trustee, shall sign and the Securities Administrator, on behalf of the Trustee, shall file such returns on behalf of each REMIC. The expenses of preparing and filing such returns shall be borne by the Securities Administrator.

         (d) The Securities Administrator, on behalf of the Trustee, shall perform all reporting and other tax compliance duties that are the responsibility of the Trust and each REMIC under the REMIC Provisions or New York tax law. Among its other duties, if required by the REMIC Provisions, the Securities Administrator, on behalf of the Trustee, acting as agent of each REMIC, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Disqualified Organization and (ii) to the Securities Administrator such information as is necessary for the Securities Administrator, on behalf of the Trustee, to discharge its obligations under the REMIC Provisions to report tax information to the Certificateholders.

         (e) The Depositor, the Securities Administrator, the Trustee and the Holders of the Residual Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.

         (f) The Depositor, the Securities Administrator, the Trustee and the Holders of the Residual Certificates shall not take any action, or fail to take any action, or cause any REMIC to take any action or fail to take any action that, if taken or not taken, as the case may be, could endanger the status of any such REMIC as a REMIC unless the Securities Administrator has received an Opinion of Counsel (at the expense of the party seeking to take or to fail to take such action) to the effect that the contemplated action or failure to act will not endanger such status.

         (g) Any taxes that are imposed upon the Trust or any REMIC by federal or state (including local) governmental authorities (other than taxes paid by a party pursuant to Section 11.02 hereof or as provided in the following sentence) shall be allocated in the same manner as Realized Losses are allocated. Any state (or local) taxes imposed upon the Trust or any REMIC that would not have been imposed on the Trust or such REMIC in the absence of any legal or business connection between the Trustee and the state (or locality) imposing such taxes shall be paid by the Securities Administrator, on behalf of the Trustee, and, notwithstanding anything to the contrary in these Standard Terms, such taxes shall be deemed to be part of the Securities Administrator's cost of doing business and shall not be reimbursable to the Securities Administrator.

         (h) The Trustee or an Affiliate shall acquire a Residual Certificate in each REMIC and the Securities Administrator, on behalf of the Trustee, will act as the Tax Matters Person of each REMIC and perform various tax administration functions of each REMIC as its agent, as set forth in this Section. If the Securities Administrator or an Affiliate is unable for any reason to fulfill its duties as Tax Matters Person for a REMIC, the holder of the largest Percentage Interest of the Residual Certificates in such REMIC shall become the successor Tax Matters Person of such REMIC.

         (i) The Tax Matters Person shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC. In connection with the foregoing, the Tax Matters Person shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of Regular Interests in each REMIC as required by IRS Form 8811.

         Section 12.02 Prohibited Activities. Except as otherwise provided in the Trust Agreement, neither the Depositor, the Securities Administrator, the Servicers, the Master Servicer, the Holders of the Residual Certificates, nor the Trustee shall engage in, nor shall the Master Servicer permit, any of the following transactions or activities unless it has received (a) a Special Tax Opinion and (b) a Special Tax Consent from each of the Holders of the Residual Certificates (unless the Special Tax Opinion specially provides that no REMIC-level tax will result from the transaction or activity in question):

                      (i) the sale or other disposition of, or substitution for, any of the Mortgage Loans except pursuant to (A) a foreclosure or default with respect to such Mortgage Loans, (B) the bankruptcy or insolvency of any REMIC, (C) the termination of any REMIC pursuant to
         Section 11.02, or (D) a purchase in accordance with Section 2.03;

                      (ii) the acquisition of any Mortgage Loans for the Trust after the Closing Date except during the three-month period beginning on the Closing Date pursuant to a fixed price contract in effect on the Closing Date that has been reviewed and approved by tax counsel acceptable to the Securities Administrator;

                      (iii) the sale or other disposition of any investment in the Certificate Account or the Distribution Account at a gain;

                      (iv) the sale or other disposition of any asset held in a Reserve Fund for a period of less than three months (a "Short-Term Reserve Fund Investment") if such sale or disposition would cause 30% or more of a REMIC's income from such Reserve Fund for the taxable year to consist of a gain from the sale or disposition of Short-Term Reserve Fund Investments;

                      (v) the withdrawal of any amounts from any Reserve Fund except (A) for the distribution pro rata to the Holders of the Residual Certificates or (B) to provide for the payment of Trust expenses or amounts payable on the Certificates in the event of defaults or late payments on the Mortgage Loans or lower than expected returns on funds held in the Certificate Account or the Distribution Account, as provided under Section 860G(a)(7) of the Code;

                      (vi) the acceptance of any contribution to the Trust except the following cash contributions: (A) a contribution received during the three month period beginning on the Closing Date, (B) a contribution to a Reserve Fund owned by a REMIC that is made pro rata by the Holders of the Residual Certificates, (C) a contribution to facilitate a Terminating Purchase that is made within the 90-day period beginning on the date on which a plan of complete liquidation is adopted pursuant to Section 11.04(a)(A), or (D) any other contribution approved by the Securities Administrator after consultation with tax counsel;

                      (vii) except in the case of a Mortgage Loan that is a default, or as to which, in the reasonable judgment of any Servicer, default is reasonably foreseeable, the Master Servicer shall not permit any modification of any material term of a Mortgage Loan (including, but not limited to, the interest rate, the principal balance, the amortization schedule, the remaining term to maturity, or any other term affecting the amount or timing of payments on the Mortgage Loan) unless the Master Servicer has received an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage
         Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for REMIC purposes; or

                      (viii) any other transaction or activity that is not contemplated by the Trust Agreement.

Any party causing the Trust to engage in any of the activities prohibited in this Section shall be liable for the payment of any tax and any associated cost imposed on the Trust pursuant to Code section 860F(a)(1) or 860G(d) as a result of the Trust engaging in such activities and indemnify the Trust and the Master Servicer for such amounts.

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

         Section 13.01 Amendment of Trust Agreement. The Trust Agreement may be amended or supplemented from time to time by the Master Servicer, the Securities Administrator, the Depositor and the Trustee without the consent of any of the Certificateholders to (a) cure any ambiguity, (b) correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (c) modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust (or any assets thereof) either as a REMIC, as applicable under the Code at all times that any Certificates are outstanding, (d) conform to the terms of this Agreement to the terms described in the Prospectus dated August 20, 2003, together with the Prospectus Supplement thereto dated August 26, 2003, or (e) make any other provisions with respect to matters or questions arising under the Trust Agreement or matters arising with respect to the Trust which are not covered by the Trust Agreement which shall not be inconsistent with the provisions of the Trust Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder. Any such amendment or supplement shall be deemed not to adversely affect in any material respect any Certificateholder if there is delivered to the Securities Administrator written notification from each Rating Agency that rated the applicable Certificates to the effect that such amendment or supplement will not cause that Rating Agency to reduce the then current rating assigned to such Certificates, as well as an Opinion of Counsel that such amendment or supplement will not result in the loss by the Trust or the assets thereof of REMIC status.

         The Trust Agreement may also be amended from time to time by the Master Servicer, the Securities Administrator, the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (B) adversely affect in any material respect the interests of the Holders of any Class of Certificates, or (C) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, unless each Holder of a Certificate affected by such amendment consents. For purposes of the giving or withholding of consents pursuant to this Section 13.01, Certificates registered in the name of the Depositor or an Affiliate shall be entitled to Voting Rights with respect to matters affecting such Certificates.

         Prior to consenting to any amendment, each of the Master Servicer, the Securities Administrator and the Trustee shall be entitled to receive an Opinion of Counsel from the Depositor stating that the proposed amendment is authorized and permitted pursuant to this Trust Agreement.

         Promptly after the execution of any such amendment, the Securities Administrator shall notify Certificateholders of such amendment and, upon written request, furnish a copy of such amendment to any Certificateholder.

         It shall not be necessary for the consent of Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe.

         Section 13.02 Recordation of Agreement; Counterparts. To the extent required by applicable law, the Trust Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Custodian, on behalf of the Trustee, at the expense of the Trust, but only if such recordation is requested by the Depositor and accompanied by an Opinion of Counsel (which shall not be an expense of the Depositor or the Custodian) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of the Trust Agreement as herein provided and for any other purpose the Trust Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 13.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate the Trust Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to the Trust Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of the Trust Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Trust Agreement or any Sale Agreement, Servicing Agreement, Custody Agreement or Assignment Agreement, unless such Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in the name of the Trustee under the Trust Agreement and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of the Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under the Trust Agreement, except in the manner therein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder, the Master Servicer, the Securities Administrator and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 13.04 [Reserved].

         Section 13.05 Notices. All demands and notices under the Trust Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to addresses, telecopy numbers or email addresses set forth in the Trust Agreement. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, or by express delivery service, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in the Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above. A copy of any notice given hereunder to any other party shall be delivered to the Securities Administrator.

         Section 13.06 Severability of Provision. If any one or more of the covenants, agreements, provisions or terms of the Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of the Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of the Trust Agreement or of the Certificates or the rights of the Holders thereof.

         Section 13.07 Sale of Mortgage Loans. It is the express intent of the Depositor and the Trustee that the conveyance of the Mortgage Loans by the Depositor to the Trustee pursuant to the Trust Agreement be construed as a sale of the Mortgage Loans by the Depositor to the Trustee. It is, further, not the intention of the Depositor and the Trustee that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Depositor then (a) the Trust Agreement also shall be deemed to be a security agreement within the meaning of Article 9 of the UCC; (b) the conveyance by the Depositor provided for in the Trust Agreement shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in any Collection Account, the REMIC I Distribution Account, the Master Servicer Account or the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or its agent of Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Custodian, on behalf of the Trustee, shall, to the extent consistent with the Trust Agreement, take such actions as may be necessary to ensure that, if the Trust Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Trust Agreement.

         Section 13.08 Notice to Rating Agencies. (a) The Securities Administrator, on behalf of the Trustee, shall use its best efforts promptly to provide notice to the Rating Agency with respect to each of the following of which an Officer of the Securities Administrator has actual knowledge:

                      (i) any material change or amendment to the Trust Agreement or any agreement assigned to the Trust;

                      (ii) the occurrence of any Event of Default under a Servicing Agreement;

                      (iii) the resignation, termination or merger of the Depositor, the Securities Administrator, the Trustee or any Servicer or Custodian;

                      (iv) the purchase of Mortgage Loans pursuant to Section 2.03;

                      (v) the final payment to Certificateholders;

                      (vi) any change in the location of any Collection Account, Reserve Fund or Certificate Account; and

                      (vii) any event that would result in the inability of any Servicer to make Advances regarding delinquent Mortgage Loans.

         (b) The Securities Administrator shall promptly make available, through a website located at http://www.jpmorgan.com/sfr, if practicable, to each Rating Agency copies of the following:

                      (i) each report to Certificateholders described in
         Section 4.01; and

                      (ii) upon written request of any such Person, a hard copy of each Annual Compliance Statement and other reports provided by the Servicer under each Servicing Agreement.

         (c) Any notice pursuant to this Section 13.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid or by express delivery service to each Rating Agency at the address specified in the Trust Agreement.

                                                                     Exhibit A

                             FORM OF TRUST RECEIPT

                                                                        [Date]

GS Mortgage Securities Corp.
85 Broad Street
New York, New York  10004


          Master Servicing and Trust Agreement, dated as of August 1, 2003, among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, JPMorgan Chase Bank, as Securities Administrator and Wachovia Bank, National Association, as Trustee of GSR Mortgage Loan Trust 2003-9

Ladies and Gentlemen:

         In accordance with Section 2.02 of the Standard Terms to the above-referenced Trust Agreement and subject to the further examination, the Trustee hereby certifies that, except as noted on the Schedule of Exceptions attached hereto, it, or a Custodian on its behalf, has received a Trustee Mortgage Loan File that (a) (i) all documents required to be delivered to it pursuant to clause (a) through (f) of the definition of Trustee Mortgage Loan File are in its possession; (ii) all documents required to be delivered to it pursuant to clause (g) of the definition of Trustee Mortgage Loan File are in its possession, provided that the Custodian has no obligation to verify the receipt of any such documents the existence of which was not made known to the Custodian by the Trustee Mortgage Loan File, and provided further, that the Custodian has no obligation to determine whether recordation of any such modification is necessary; (iii) all documents required to be delivered to it pursuant to clause (h) of the definition of Trustee Mortgage Loan File are in its possession; and (iv) all powers of attorney required to be delivered to it pursuant to Section 1(i) of the Custody Agreement are in its possession; provided that the Trustee (or Custodian) has no obligation to verify the receipt of any such documents, the existence of which was not made known to the Trustee (or Custodian) by the Trustee Mortgage Loan File, and provided further, that the Trustee (or Custodian) has no obligation to determine whether recordation of any such power of attorney is necessary except the Trustee (or Custodian) shall conclude that a power of attorney must be recorded if the document to which it relates is recorded; (b) except for the endorsement required pursuant to clause (a) of the definition of Trustee Mortgage Loan File, the mortgage note, on the face or the reverse side(s) thereof, does not contain evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer; (c) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loans, except as set forth in the attached exception report; provided, however, that the Custodian makes no representation and has no responsibilities as to the authenticity of such documents, their compliance with applicable law, or the collectability of any of the Mortgage Loans relating thereto; and (d) each mortgage note has been endorsed in blank and each assignment has been assigned as required under clause (a) of the definition of Trustee Mortgage Loan File.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be executed by a duly authorized Officer this __ day of __________, 20__.

                                              [TRUSTEE, as Trustee/CUSTODIAN]


                                              By:
                                                 ---------------------------
                                              Its:
                                                  --------------------------

                                                                     Exhibit B


                          FORM OF FINAL CERTIFICATION

                                                                        [Date]

GS Mortgage Securities Corp.
85 Broad Street
New York, New York  10004

         Master Servicing and Trust Agreement, dated as of August 1, 2003, among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, JPMorgan Chase Bank, as Securities Administrator and Wachovia Bank, National Association, as Trustee of GSR Mortgage Loan Trust 2003-9

Ladies and Gentlemen:

         In accordance with Section 2.02 of the Standard Terms to the above-referenced Trust Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the Schedule of Exceptions attached hereto, for each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it, or a Custodian on its behalf, has received a complete Trustee Mortgage Loan File
(a) (i) all documents required to be delivered to it pursuant to clause (a) through (f) of the definition of Trustee Mortgage Loan File are in its possession, (ii) all documents required to be delivered to it pursuant to clause (g) of the definition of Trustee Mortgage Loan File are in its possession, provided that the Custodian has no obligation to verify the receipt of any such documents the existence of which was not made known to the Custodian by the Trustee Mortgage Loan File, and provided further, that the Custodian has no obligation to determine whether recordation of any such modification is necessary; (iii) all documents required to be delivered to it pursuant to clause (h) of the definition of Trustee Mortgage Loan File are in its possession; and (iv) all powers of attorney required to be delivered to it pursuant to Section 1(i) of the Custody Agreement are in its possession; provided that the Trustee (or Custodian) has no obligation to verify the receipt of any such documents, the existence of which was not made known to the Trustee (or Custodian) by the Trustee Mortgage Loan File, and provided further, that the Trustee (or Custodian) has no obligation to determine whether recordation of any such power of attorney is necessary except the Trustee (or Custodian) shall conclude that a power of attorney must be recorded if the document to which it relates is recorded; (b) except for the endorsement required pursuant to clause (a) of the definition of Trustee Mortgage Loan File, the mortgage note, on the face or the reverse side(s) thereof, does not contain evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer; (c) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loans, except as set forth in the attached exception report; provided, however, Custodian makes no representation and has no responsibilities as to the authenticity of such documents, their compliance with applicable law, or the collectability of any of the Mortgage Loans relating thereto; and (d) each mortgage note has been endorsed in blank and each assignment has been assigned as required under clause (a) of the definition of Trustee Mortgage Loan File.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be executed by a duly authorized Officer this __ day of __________, 20__.


                                             [TRUSTEE, as Trustee/CUSTODIAN]


                                             By:
                                                ----------------------------
                                             Its:
                                                 ---------------------------

                                                                     Exhibit C



               FORM OF RULE 144A AGREEMENT -- QIB CERTIFICATION

                                                      ______________, 20__

Wachovia Bank, National Association
   as Trustee
401 South Tryon Street, 12th Floor
Charlotte, NC 28288-1179
Attention: Corporate Trust Services

GS Mortgage Securities Corp.
85 Broad Street
New York, New York  10004

Re:      GS Mortgage Securities Corp., Depositor
         GSR Mortgage Loan Trust, 2003-9
         Pass-Through Certificates Series 2003-9
         having an original principal amount of $

Ladies and Gentlemen:

         In connection with our proposed purchase of the Certificates referred to above (the "Certificates"), we confirm that:

         (A) We have received a copy of the Offering Supplement dated _________ __, 20__ (the "Offering Circular"), relating to the Certificates and such other information and documents as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the restrictions on duplication and circulation of the Offering Circular and the matters stated in the section entitled "Notice to Investors."

         (B) We are a "qualified institutional buyer" (as that term is defined in Rule 144A under the Securities Act). We area aware that the sale of the Certificates to us is being made in reliance on Rule 144A under the Securities Act. We are acquiring the Certificates for our own account or for the account of a qualified institutional buyer.

         (C) We understand that the offer and sale of the Certificates has not been registered under the Securities Act and that the Certificates may not be offered, sold, or otherwise transferred in the absence of such registration or an applicable exemption therefrom. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that we will not offer, sell, pledge or otherwise transfer any Certificate, or any interest therein, except (1) (A) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), or (B) pursuant to an effective registration statement under the Securities Act, and (2) in accordance with all applicable securities laws of the states of the United States or any other applicable jurisdiction.

         (D) We understand that, on any proposed resale of any Certificates, we will be required to furnish to the Depositor and to the Trustee such certificates, legal opinions and other information as the Depositor, or the Trustee may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Certificates purchased by us will bear a legend to the foregoing effect.

         (E) We acknowledge that neither the Depositor, Goldman, Sachs & Co. (the "Initial Purchaser"), the Trustee, nor any person acting on behalf of the Depositor, the Initial Purchaser, or the Trustee has made any representations concerning the Trust or the offer and sale of the Certificates, except as set forth in the Offering Circular.

         (F) We acknowledge that the Depositor, the Initial Purchaser, the Trustee and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agree that if any of the foregoing acknowledgments, representations and agreements are no longer accurate we shall promptly notify the Depositor, the Initial Purchaser, and the Trustee.

         The Transferee hereby agrees to indemnify and hold harmless the Depositor, the Trustee and the Initial Purchaser from and against any and all loss, damage or liability (including attorney's fees) due to or arising out of a breach of any representation or warranty, confirmation or statement contained in this letter.

         The Depositor, the Trustee and the Initial Purchaser are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

         Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Master Servicing and Trust Agreement, dated as of August 1, 2003, which incorporates by reference the Standard Terms thereto (August 2003 Edition) among GS Mortgage Securities Corp., Chase Manhattan Mortgage Corporation, JPMorgan Chase Bank and the Trustee.


                                               Sincerely,

                                               [Name of Transferee]


                                               By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                                                     Exhibit D


                         FORM OF TRANSFEREE AGREEMENT

                                                                       , 20___

Wachovia Bank, National Association
   as Trustee
401 South Tryon Street, 12th Floor
Charlotte, NC 28288-1179
Attention: Corporate Trust Services

GS Mortgage Securities Corp.
85 Broad Street
New York, New York  10004

Re:      GS Mortgage Securities Corp., Depositor
         GSR Mortgage Loan Trust, 2003-9
         Pass-Through Certificates Series 2003-9
         having an original principal amount of $_____________

Ladies and Gentlemen:

         In connection with our proposed purchase of the Certificates referred to above (the "Certificates"), we confirm that:

         (A) We have received a copy of the Offering Supplement, dated __________ ___, 20 (the "Offering Circular"), relating to the Certificates and such other information and documents as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated in the section entitled "Notice to Investors," and the restrictions on duplication and circulation of the Offering Circular.

         (B) We understand that any subsequent transfer of the Certificates is subject to certain restrictions and conditions set forth in the Master Servicing and Trust Agreement dated as of August 1, 2003, which incorporates by reference the Standard Terms thereto (August 2003 Edition) among GS Mortgage Securities Corp., Chase Manhattan Mortgage Corporation, JPMorgan Chase Bank and the Trustee (the "Trust Agreement") and we agree to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act") and our failure to comply with the foregoing agreement shall render any purported transfer to be null and void.

         (C) We understand that the offer and sale of the Certificates has not been registered under the Securities Act and that the Certificates may not be offered, sold, or otherwise transferred in the absence of such registration or an applicable exemption thereof. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that we will not offer, sell, pledge or otherwise transfer any Certificate or any interest therein, except (A) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (B) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee a signed letter contained certain representations and agreements relating to the restrictions on transfer of the Certificates (the form of which letter can be obtained from the Trustee), or (C) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Certificates from us a notice advising such person that resale of the Certificates are restricted as stated herein.

         (D) We understand that, on any proposed resale of any Certificates, we will be required to furnish to the Depositor and to the Trustee of such certificates, legal opinions and other information as the Depositor or the Trustee may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Certificates purchased by us will bear a legend to the foregoing effect.

         (E) We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risks of our or their investment.

         (F) We are acquiring the Certificates purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         (G) We are acquiring at least the required minimum principal amount of the Certificates for each account for which we are purchasing such Certificates and will not offer, sell, pledge or otherwise transfer any such Certificates or any interest therein at any time except in the Required Minimum denomination.

         (H) We have been furnished all information regarding the Certificates that we have requested from the Depositor and the Trustee.

         (I) We acknowledge that neither the Trust, the Depositor, Goldman, Sachs & Co. (the "Initial Purchaser") nor the Trustee nor any person acting on behalf of the Trust, the Depositor, the Initial Purchaser or the Trustee has made any representations concerning the Trust or the offer and sale of the Certificates, except as set forth in the Offering Circular.

         (J) We have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Certificates.

         (K) If we are acquiring any of the Certificates as fiduciary or agent for one or more accounts, we represent that we have sole investment discretion with respect to each such amount and that we have full power to make the forgoing acknowledgments, representations and agreements with respect to each such account as set forth.

         (L) We acknowledge that the Depositor, the Initial Purchaser, the Trustee, and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agree that if any of the foregoing acknowledgments, representations and agreements are no longer accurate we shall promptly notify the Depositor, the Initial Purchaser and the Trustee.

         The Transferee hereby agrees to indemnify and hold harmless the Trust, the Depositor, the Trustee, and the Initial Purchaser from and against any and all loss, damage or liability (including attorney's fees) due to or arising out of a breach of any representation or warranty, confirmation or statement contained in this letter.

         The Depositor, the Trustee, and the Initial Purchaser are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

         Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement.

                                            Sincerely,

                                            [Name of Transferee]


                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                                                     Exhibit E



                        FORM OF BENEFIT PLAN AFFIDAVIT

Re:      GS Mortgage Securities Corp.,
           as Depositor
         GSR Mortgage Loan Trust
          2003-9 (the "Trust")


STATE OF                       )
                               )     ss:
COUNTY OF                      )

         Under penalties of perjury, I, the undersigned, declare that, to the best of my knowledge and belief, the following representations are true, correct, and complete.

         1. I am a duly authorized signatory of _______________, a ____________ (the "Transferee"), whose taxpayer identification number is
_______________, and on behalf of which I have the authority to make this affidavit.

         2. The Transferee is acquiring the _________ and __________ Certificates (the "Certificates"), each representing an interest in the Trust, for certain assets of which one or more real estate mortgage investment conduit ("REMIC") elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

         3. The Transferee understands that the Certificates will bear the following legend:

                  NOTWITHSTANDING THE ABOVE, THIS SECURITY MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS SECURITY (A "PLAN INVESTOR") UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") TO THE EFFECT THAT THE PURCHASE OF THIS SECURITY WILL NOT (A) CAUSE THE ASSETS OF THE TRUST TO BE REGARDED AS "PLAN ASSETS" FOR PURPOSES OF APPLICABLE REGULATIONS, (B) GIVE RISE TO A FIDUCIARY DUTY UNDER ERISA ON THE PART OF ANY SELLERS, THE DEPOSITOR, THE MASTER SERVICER, ANY SERVICER OR THE TRUSTEE OR (C) BE TREATED AS, OR RESULT IN, A PROHIBITED TRANSACTION UNDER SECTIONS 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE.

         4. The Transferee either:

         (a) is not a plan ("Plan") described in or subject to the Department of Labor regulations set forth in 29 C.F.R. ss. 2510.3-101 (the "Plan Asset Regulations"), a person acting on behalf of a Plan, or a person using the assets of a Plan(1); or

         (b) has provided a "Benefit Plan Opinion," obtained at the Transferee's expense, satisfactory to the Depositor the Servicer, and the Trustee. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (i) cause the assets of the Trust to be regarded as Plan Assets, (ii) give rise to a fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), on the part of the Depositor, the Servicer, the Master Servicer or the Trustee, or (iii) be treated as, or result in, a prohibited transaction under Section 406 or 407 of ERISA or Section 4975 of the Code.

         Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Master Servicing and Trust Agreement, dated as of August 1, 2003, which incorporates by reference the Standard Terms thereto (August 2003 Edition), among GS Mortgage Securities Corp., Chase Manhattan Mortgage Corporation, JPMorgan Chase Bank and the Trustee.


----------

(1) Investors, including insurance companies, should consult with their legal advisors to determine whether the funds the investors intend to use to purchase the Securities would constitute assets of a Plan under the Plan Asset Regulations.


         IN WITNESS WHEREOF, the Transferee has caused this instrument to be duly executed on its behalf, by its duly authorized officer on this ____day of ________, 20__.

                                                [Name of Transferee]



                                                By:
                                                   ---------------------------
                                                   Name:
                                                   Title:




         Personally appeared before me ________________, known or proved to me to be the same person who executed the foregoing instrument and to be a _________________________ of the Transferee, and acknowledged to me that he executed the same as his or her free act and deed and as the free act and deed of the Transferee.


Subscribed and sworn to before me this
______ day of ________________, 20__.


-----------------------------------------
Notary Public


My commission expires: ______________________

                                                                     Exhibit F

                     FORM OF RESIDUAL TRANSFEREE AGREEMENT


                               _________________
                                    (DATE)


GS Mortgage Securities Corp.
85 Broad Street
New York, New York  10004

Wachovia Bank, National Association
   as Trustee
401 South Tryon Street, 12th Floor
Charlotte, NC 28288-1179
Attention: Corporate Trust Services

         Master Servicing and Trust Agreement, dated as of August 1, 2003, among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, JPMorgan Chase Bank, as Securities Administrator and Wachovia Bank, National Association, as Trustee of GSR Mortgage Loan Trust 2003-9

Ladies and Gentlemen:

         In connection with the purchase on the date hereof of the captioned securities (the "Residual Certificates"), to be issued pursuant to the Master Servicing and Trust Agreement, dated as of August 1, 2003, among GS Mortgage Securities Corp., Chase Manhattan Mortgage Corporation, as Master Servicer, JPMorgan Chase Bank, as Securities Administrator and Wachovia Bank, National Association, as trustee (the "Trustee") which incorporates by reference the Standard Terms to Trust Agreement, August 2003 Edition (the "Standard Terms to Trust Agreement") (collectively, the "Trust Agreement"), the undersigned hereby certifies and covenants to the transferor, the Depositor, the Trustee and the Trust as follows:

         1. We certify that on the date hereof we have simultaneously herewith delivered to you an affidavit certifying, among other things, that (A) we are not a Disqualified Organization and (B) we are not purchasing such Residual Certificate on behalf of a Disqualified Organization. We understand that any breach by us of this certification may cause us to be liable for a tax imposed upon transfers to Disqualified Organizations.

         2. We acknowledge that we will be the beneficial owner of the Residual Certificate and that the Residual Certificate will be registered in our name and not in the name of a nominee.

         3. We certify that no purpose of our purchase of the Residual Certificate is to avoid or impede the assessment or collection of tax.

         4. (A) We understand that the Residual Certificate represents for federal income tax purposes a "residual interest" in a real estate mortgage investment conduit and (B) we understand that as the holders of the Residual Certificate we will be required to take into account, in determining our taxable income, our pro rata percentage interest of the taxable income of each REMIC formed pursuant to the Trust Agreement in accordance with all applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code").

         5. We understand that if, notwithstanding the transfer restrictions, any of the Residual Certificates is in fact transferred to a Disqualified Organization, a tax may be imposed on the transferor of such Residual Certificate. We agree that any breach by us of these representations shall render such transfer of such Residual Certificate by us absolutely null and void and shall cause no rights in the Residual Certificate to vest in the transferee.

         6. The sale to us and our purchase of the Residual Certificate constitutes a sale for tax and all other purposes and each party thereto has received due and adequate consideration. In our view, the transaction represents fair value, representing the results of arms length negotiations and taking into account our analysis of the tax and other consequences of investment in the Residual Certificate.

         7. Unless this provision is explicitly waived by the transferor to us of the Residual Certificate, we expect that the purchase of the Residual Certificate, together with the receipt of the price, if any, therefor will be economically neutral or profitable to us overall, after all related expenses (including taxes) have been paid and based on conservative assumptions with respect to discount rates, prepayments and other factors necessary to evaluate profitability.

         8. We are a "U.S. Person" within the meaning of Section 7701(a)(30) of the Code. We are duly organized and validly existing under the laws of the jurisdiction of our organization. We are neither bankrupt nor insolvent nor do we have reason to believe that we will become bankrupt or insolvent. We have conducted and are conducting our business so as to comply in all material respects with all applicable statutes and regulations. The person executing and delivering this letter on our behalf is duly authorized to do so, the execution and delivery by us of this letter and the consummation of the transaction on the terms set forth herein are within our corporate power, and upon such execution and delivery, this letter will constitute our legal, valid and binding obligation, enforceable against us in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the right of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

         9. Neither the execution and delivery by us of this letter, nor the compliance by us with the provisions hereof, nor the consummation by us of the transactions as set forth herein, will (A) conflict with or result in a breach of, or constitute a default or result in the acceleration of any obligation under, our certificate of incorporation or by-laws or, after giving effect to the consents or the taking of the actions contemplated by clause (B) of this subparagraph, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on us or our properties, or any of the provisions of any indenture or mortgage or any other contract or instrument to which we are a party or by which we or any of our properties is bound, or (B) require the consent of or notice to or any filing with, any person, entity or governmental body, which has not been obtained or made by us.

         10. We anticipate being a profit-making entity on an ongoing basis.

         11. We have filed all required federal and state income tax returns and have paid all federal and state income taxes due; we intend to file and pay all such returns and taxes in the future. We acknowledge that as the holder of the Residual Certificates, to the extent the Residual Certificates would be treated as a noneconomic residual interest within the meaning of U.S. Treasury Regulation Section 1.860E-1(c)(2), we may incur tax liabilities in excess of cash flows generated by the Residual Certificates and that we intend to pay taxes associated with holding the Residual Certificates as they become due.

         12. We agree that in the event that at some future time we wish to transfer any interest in the Residual Certificates, we will transfer such interest in the Residual Certificates only to a transferee that:

         (a) is not a Disqualified Organization and is not purchasing such interest in the Residual Certificates on behalf of a Disqualified
Organization, and

         (b) has delivered to the Trustee a transferee agreement in the form of Exhibit D to the Standard Terms to Trust Agreement and an affidavit in the form of Exhibit G-1 or Exhibit G-2, as applicable, to the Standard Terms to Trust Agreement and, if requested by the Trustee, an opinion of counsel, in form acceptable to the Trustee, that the proposed transfer will not cause the Residual Certificates to be held by a Disqualified Organization.

         13. We are knowledgeable and experienced in financial, business and tax matters generally and in particular, the investment risks and tax consequences of REMIC residuals that provide little or no cash flow, and are capable of evaluating the merits and risks of an investment in the Residual Certificates; we are able to bear the economic risks of an investment in the Residual Certificates.

         14. In addition, we acknowledge that the Trustee will not register the transfer of a Residual Certificate to a transferee that is not a "U.S. Person" within the meaning of Section 7701(a)(30) of the Code.

         15. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Standard Terms to the Trust Agreement.

         16. We hereby designate the Trustee as our fiduciary to perform the duties of the tax matters person for each REMIC formed pursuant to the Trust Agreement.

                           (signature page follows)


         IN WITNESS WHEREOF, the undersigned has caused this Agreement be validly executed by its duly authorized representative as of the day and year first above written.


                                             --------------------------------
                                              [Name of Transferee]

                                              By:
                                                 ----------------------------

                                              Its:
                                                  ---------------------------

                                              Taxpayer ID#
                                                          -------------------



Personally appeared before me ________________, known or proved to me to be the same person who executed the foregoing instrument and to be a _________________________ of the Transferee, and acknowledged to me that he executed the same as his or her free act and deed and as the free act and deed of the Transferee.


Subscribed and sworn to before me this
______ day of ________________, 20__.



------------------------------------
Notary Public


My commission expires:__________________

                                                                   Exhibit G-1


                       FORM OF NON-U.S. PERSON AFFIDAVIT
                      AND AFFIDAVIT PURSUANT TO SECTIONS
                         860D(a)(6)(A) and 860E(e)(4)
               OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED


Re:      GS Mortgage Securities Corp., Depositor
         GSR Mortgage Loan Trust
          2003-9  (the "Trust")


STATE OF ___________________ )
                             )  ss.:
CITY OF ____________________ )



         Under penalties of perjury, I, the undersigned, declare that to the best of my knowledge and belief, the following representations are true, correct and complete:

         1. I am a duly authorized officer of ___________________ (the "Transferee"), and on behalf of which I have the authority to make this affidavit.

         2. The Transferee is acquiring all or a portion of the securities (the "Residual Certificates"), which represent a residual interest in one or more real estate mortgage investment conduits (each, a "REMIC") for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

         3. The Transferee is a foreign person within the meaning of Treasury Regulation Section 1.860G-3(a)(1) (i.e., a person other than (i) a citizen or resident of the United States, (ii) a corporation or partnership that is organized under the laws of the United States or any jurisdiction thereof or therein, (iii) an estate that is subject to United States federal income tax regardless of the source of its income or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States Persons have the authority to control all substantial decisions of the trust) who would be subject to United States income tax withholding pursuant to Section 1441 or 1442 of the Code on income derived from the Residual Certificates (a "Non-U.S. Person").

         4. The Transferee agrees that it will not hold the Residual Certificates in connection with a trade or business in the United States, and the Transferee understands that it will be subject to United States federal income tax under Sections 871 and 881 of the Code in accordance with Section 860G of the Code and any Treasury regulations issued thereunder on "excess inclusions" that accrue with respect to the Residual Certificates during the period the Transferee holds the Residual Certificates.

         5. The Transferee understands that the federal income tax on excess inclusions with respect to the Residual Certificates may be withheld in accordance with Section 860G(b) of the Code from distributions that otherwise would be made to the Transferee on the Residual Certificates and, to the extent that such tax has not been imposed previously, that such tax may be imposed at the time of disposition of any such Residual Certificate pursuant to Section 860G(b) of the Code.

         6. The Transferee agrees (i) to file a timely United States federal income tax return for the year in which disposition of a Residual Certificate it holds occurs (or earlier if required by law) and will pay any United States federal income tax due at that time and (ii) if any tax is due at that time, to provide satisfactory written evidence of payment of such tax to the Trustee or its designated paying agent or other person who is liable to withhold federal income tax from a distribution on the Residual Certificates under Sections 1441 and 1442 of the Code and the regulations thereunder (the "Withholding Agent").

         7. The Transferee understands that until it provides written evidence of the payment of tax due upon the disposition of a Residual Certificate to the Withholding Agent pursuant to paragraph 6 above, the Withholding Agent may
(i) withhold an amount equal to such tax from future distributions made with respect to the Residual Certificate to subsequent transferees (after giving effect to the withholding of taxes imposed on such subsequent transferees), and (ii) pay the withheld amount to the Internal Revenue Service.

         8. The Transferee understands that (i) the Withholding Agent may withhold other amounts required to be withheld pursuant to United States federal income tax law, if any, from distributions that otherwise would be made to such transferee on each Residual Certificate it holds and (ii) the Withholding Agent may pay to the Internal Revenue Service amounts withheld on behalf of any and all former holders of each Residual Certificate held by the Transferee.

         9. The Transferee understands that if it transfers a Residual Certificate (or any interest therein) to a United States Person (including a foreign person who is subject to net United States federal income taxation with respect to such Residual Certificate), the Withholding Agent may disregard the transfer for federal income tax purposes if the transfer would have the effect of allowing the Transferee to avoid tax on accrued excess inclusions and may continue to withhold tax from future distributions as though the Residual Certificate were still held by the Transferee.

         10. The Transferee understands that a transfer of a Residual Certificate (or any interest therein) to a Non-U.S. Person (i.e., a foreign person who is not subject to net United States federal income tax with respect to such Residual Certificate) will not be recognized unless the Withholding Agent has received from the transferee an affidavit in substantially the same form as this affidavit containing these same agreements and representations.

         11. The Transferee understands that distributions on a Residual Certificate may be delayed, without interest, pending determination of amounts to be withheld.

         12. The Transferee is not a "Disqualified Organization" (as defined below), and the Transferee is not acquiring a Residual Certificate for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the following: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in Section 1381(a)(2)(C) of the Code; or (iv) any other entity treated as a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

         13. The Transferee agrees to consent to any amendment of the Trust Agreement that shall be deemed necessary by the Depositor (upon the advice of counsel to the Depositor) to constitute a reasonable arrangement to ensure that no interest in a Residual Certificate will be owned directly or indirectly by a Disqualified Organization.

         14. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the Transferee, with respect to any transfer of any interest in any Residual Certificate to a Disqualified Organization.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Master Servicing and Trust Agreement, dated as of August 1, 2003, which incorporates by reference the Standard Terms thereto, among GS Mortgage Securities Corp., Chase Manhattan Mortgage Corporation, JPMorgan Chase Bank and the Trustee.

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be duly executed on its behalf, by its duly authorized officer as of the _______ day of _____________, 20__.


                                              ------------------------------
                                               [Name of Transferee]

                                               By:
                                                  --------------------------

                                               Its:
                                                   -------------------------



         Personally appeared before me ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ______________________ of the Transferee, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Transferee.

         Subscribed and sworn before me this ______ day of __________, 20__.


                                           ________________________________
                                           Notary Public


         My commission expires the _____ day of ________________, 20__.

                                                                   Exhibit G-2

                         FORM OF U.S. PERSON AFFIDAVIT
                      AND AFFIDAVIT PURSUANT TO SECTIONS
                         860D(a)(6)(A) and 860E(e)(4)
               OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED


Re:      GS Mortgage Securities Corp., Depositor
         GSR Mortgage Loan Trust
         2003-9 (the "Trust")


STATE OF __________________ )
                            )      ss.:
CITY OF ___________________ )


         Under penalties of perjury, I, the undersigned declare that, to the best of my knowledge and belief, the following representations are true, correct and complete:

         1. I am a duly authorized officer of ______________________ (the "Transferee"), on behalf of which I have the authority to make this affidavit.

         2. The Transferee is acquiring all or a portion of the securities (the "Residual Certificates"), which represent a residual interest in one or more real estate mortgage investment conduits (each, a "REMIC") for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

         3. The Transferee either is (i) a citizen or resident of the United States, (ii) a domestic partnership or corporation, (iii) an estate that is subject to United States federal income tax regardless of the source of its income, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States Persons have the authority to control all substantial decisions of the trust, or (v) a foreign person who would be subject to United States income taxation on a net basis on income derived from the Residual Certificates (a "U.S. Person").

         4. The Transferee is a not a "Disqualified Organization" (as defined below), and the Transferee is not acquiring a Residual Certificate for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the following: (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in ss. 1381(a)(2)(C) of the Code; or
(iv) any other entity treated as a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

         5. The Transferee agrees to consent to any amendment of the Trust Agreement that shall be deemed necessary by the Depositor (upon the advice of counsel to the Depositor) to constitute a reasonable arrangement to ensure that no interest in a Residual Certificate will be owned directly or indirectly by a Disqualified Organization.

         6. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the Transferee, with respect to any transfer of any interest in any Residual Certificate to a Disqualified Organization.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Master Servicing and Trust Agreement, dated as of August 1, 2003, which incorporates by reference the Standard Terms thereto, among GS Mortgage Securities Corp., Chase Manhattan Mortgage Corporation, JPMorgan Chase Bank and the Trustee.

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be duly executed on its behalf, by its duly authorized officer this ____ day of ______, 20__.


                                             ---------------------------------
                                             [Name of Transferee]

                                             By:
                                                -----------------------------

                                             Its:
                                                 ----------------------------


         Personally appeared before me ___________________, known or proved to me to be the same person who executed the foregoing instrument and to be a _______________ of the Transferee, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Transferee.

         Subscribed and sworn before me this ____ day of ________, 20__.


                                                    ___________________________
                                                    Notary Public


         My commission expires the ____ day of ____________________, 20__.

                                                                     Exhibit H

             FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR
                       BY THE SECURITIES ADMINISTRATOR

GS Mortgage Securities Corp.
85 Broad Street
New York, NY 10004

Re:      GS Mortgage Securities Corp., Depositor
         GSR Mortgage Loan Trust 2003-9 (the "Trust")

         Reference is made to the Master Servicing and Trust Agreement, dated as of August 1, 2003 (the "Trust Agreement"), by and among Wachovia Bank, National Association, as trustee (the "Trustee"), GS Mortgage Securities Corp., as depositor (the "Depositor"), JPMorgan Chase Bank, as Securities Administrator (the "Securities Administrator") and Chase Manhattan Mortgage Corporation, as master servicer (the "Master Servicer"). The Securities Administrator hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         (i) The Securities Administrator has reviewed the annual report on Form 10-K for the fiscal year [ ], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced trust;

         (ii) Subject to paragraph (iv) , the distribution information in the distribution reports contained in all Monthly Form 8-K's included in the year covered by the annual report on Form 10-K for the calendar year [___], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Trust Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

         (iii) The distribution information required to be provided by the Securities Administrator under the Trust Agreement is included in these reports.

         (iv) In compiling the distribution information and making the foregoing certifications, the Securities Administrator has relied upon information furnished to it by the Master Servicer under the Trust Agreement. The Securities Administrator shall have no responsibility or liability for any inaccuracy in such reports resulting from information so provided by the Master Servicer.

Date:

                                JPMorgan Chase Bank as Securities Administrator

                                By:      ____________________________
                                Name:    ____________________________
                                Title:   ____________________________

                                                                     Exhibit I

             FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR
                            BY THE MASTER SERVICER


GS Mortgage Securities Corp.
85 Broad Street
New York, New York  10004

Re:      GS Mortgage Securities Corp., Depositor
         GSR Mortgage Loan Trust 2003-9 (the "Trust")

         Reference is made to the Master Servicing and Trust Agreement, dated as of August 1, 2003 (the "Trust Agreement"), by and among Wachovia Bank, National Association (the "Trustee"), Chase Manhattan Mortgage Corporation, as Master Servicer (the "Master Servicer"), JPMorgan Chase Bank, as Securities Administrator (the "Securities Administrator") and GS Mortgage Securities Corp., as depositor (the "Depositor"). The Master Servicer hereby certifies to the Depositor, the Securities Administrator and the Trustee, and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         (i) Based on our knowledge, the information prepared by the Master Servicer and relating to the mortgage loans serviced by the Master Servicer and provided by the Master Servicer to the Securities Administrator and the Trustee and in its reports to the Securities Administrator and the Trustee is accurate and complete in all material respects as of the last day of the period covered by such report;

         (ii) Based on our knowledge, the servicing information required to be provided to the Securities Administrator and the Trustee by the Master Servicer pursuant to the Trust Agreement has been provided to the Securities Administrator and the Trustee;

         (iii) Based upon the review required under the Trust Agreement, and except as disclosed in its reports, the Master Servicer as of the last day of the period covered by such reports has fulfilled its obligations under the Trust Agreement; and

         (iv) The Master Servicer has disclosed to its independent auditor, who issues the independent auditor's report on the Uniform Single Attestation Program for Mortgage Bankers for the Master Servicer, any significant deficiencies relating to the Master Servicer's compliance with minimum servicing standards.

                           (signature page follows)


Date:

                                      Chase Manhattan Mortgage Corporation,
                                      as Master Servicer


                                      By:      ____________________________
                                      Name:    ____________________________
                                      Title:   ____________________________

                                  SCHEDULE I

                           FORM OF BOND LEVEL REPORT


                                                    GSR Mortgage Loan Trust 2003-9
                                                   Statement to Certificateholders
                                                          September 25, 2003
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                        DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
   CLASS        ORIGINAL       BEGINNING                                                                               ENDING
                  FACE         PRINICPAL                                                   REALIZED    DEFERRED       PRINCIPAL
                  VALUE         BALANCE        PRINCIPAL       INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
--------------------------------------------------------------------------------------------------------------------------------
     A1       122,170,000.00  122,170,000.00         0.00           0.00        0.00          0.00        0.00    122,170,000.00
     A2       160,748,000.00  160,748,000.00         0.00           0.00        0.00          0.00        0.00    160,748,000.00
     A3        28,754.000.00   28,754.000.00         0.00           0.00        0.00          0.00        0.00     28,754,000.00
     B1         5,652,000.00    5,652,000.00         0.00           0.00        0.00          0.00        0.00      5,652,000.00
     B2         1,937,000.00    1,937,000.00         0.00           0.00        0.00          0.00        0.00      1,937,000.00
     B3         1,454,000.00    1,454,000.00         0.00           0.00        0.00          0.00        0.00      1,454,000.00
     B4           807,000.00      807,000.00         0.00           0.00        0.00          0.00        0.00        807,000.00
     B5           808,000.00      808,000.00         0.00           0.00        0.00          0.00        0.00        808,000.00
     B6           647,164.00      647,164.00         0.00           0.00        0.00          0.00        0.00        647,164.00
     R2                50.00           50.00         0.00           0.00        0.00          0.00        0.00             50.00
--------------------------------------------------------------------------------------------------------------------------------
   TOTALS     322,977,214.00  322,977,214.00         0.00           0.00        0.00          0.00        0.00    322,977,214.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
   CLASS        ORIGINAL       BEGINNING                                                                               ENDING
                  FACE         PRINICPAL                                                   REALIZED    DEFERRED        NOTIONAL
                  VALUE         BALANCE        PRINCIPAL       INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
--------------------------------------------------------------------------------------------------------------------------------
     X1       122,170,000.00  122,170,000.00         0.00           0.00        0.00          0.00        0.00    122,170,000.00
     X2       160,748,000.00  160,748,000.00         0.00           0.00        0.00          0.00        0.00    160,748,000.00
     X3        28,754.000.00   28,754.000.00         0.00           0.00        0.00          0.00        0.00     28,754,000.00
--------------------------------------------------------------------------------------------------------------------------------



                          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------------   ---------------------------
                      BEGINNING                                                       ENDING                          CURRENT
      CLASS           PRINCIPAL       PRINCIPAL      INTEREST        TOTAL          PRINCIPAL            CLASS    PASS-THRU RATE
--------------------------------------------------------------------------------------------------   ---------------------------
       A1           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000          A1          0.000000%
       A2           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000          A2         -0.708000%
       A3           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000          A3          0.000000%
       B1           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000          B1         -0.270000%
       B2           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000          B2         -0.121000%
       B3           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000          B3          0.000000%
       B4           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000          B4          0.000000%
       B5           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000          B5          0.000000%
       B6           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000          B6          0.000000%
       R2           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000          R2          4.610000%
--------------------------------------------------------------------------------------------------   ---------------------------
     TOTALS         1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000
--------------------------------------------------------------------------------------------------   ---------------------------

--------------------------------------------------------------------------------------------------   ---------------------------
                      BEGINNING                                                      ENDING                          CURRENT
      CLASS           NOTIONAL        PRINCIPAL      INTEREST       TOTAL           NOTIONAL             CLASS    PASS-THRU RATE
--------------------------------------------------------------------------------------------------   ---------------------------
       X1           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000           X1         0.000000%
       X2           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000           X2         0.000000%
       X3           1,000.00000000   0.00000000     0.00000000     0.00000000     1,000.00000000           X3         0.238000%
--------------------------------------------------------------------------------------------------   ---------------------------

    ----------------------------------------------------------------------------------------------------------------------------
    |       IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:          |
    |                                                                                                                           |
    |                                                      JON SARANITI                                                         |
    |                                    JPMorgan Chase Bank - Structured Finance Services                                      |
    |                                                  4 NY PLAZA, 6TH FLOOR                                                    |
    |                                                New York, New York 10004                                                   |
    |                                        Tel: (212) 623-4527/ Fax: (212) 623-5930                                           |
    |                                           Email: jon.c.saraniti@jpmorgan.com                                              |
    =----------------------------------------------------------------------------------------------------------------------------

J.P. Morgan                                                       Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.


---------------------------------------------------------------------------------------------------------------------------------
                                              GSR Mortgage Loan Trust 2003-9

                                                    September 25, 2003
---------------------------------------------------------------------------------------------------------------------------------

Sec. 401(b)   Aggregate Schecule Principal Balance of Each Pool of Mortgage Loans
                     Pool 1 Mortgage Loans                                                                          0.00
                     Pool 2 Mortgage Loans                                                                          0.00
                     Pool 3 Mortgage Loans                                                                          0.00

Sec 4.01(c)   Available Distribution                                                                                0.00
                     Prinipal Distribution Amount                                                                   0.00
                     Principal Prepayment Amount                                                                    0.00

Sec. 4.01(d)  Prepayments By Group
                     Group 1 Prepayments                                                                            0.00
                     Group 2 Prepayments                                                                            0.00
                     Group 3 Prepayments                                                                            0.00

Sec. 4.01(e)  Principal Prepayments
                     Class A1                                                                                       0.00
                     Class A2                                                                                       0.00
                     Class A3                                                                                       0.00
                     Class A2                                                                                       0.00
                     Class B1                                                                                       0.00
                     Class B2                                                                                       0.00
                     Class B3                                                                                       0.00
                     Class B4                                                                                       0.00
                     Class B5                                                                                       0.00
                     Class B6                                                                                       0.00

Sec. 4.01(f)  Interest Payment
                     Class A1
                                  Accrued and Paid for Current Month                                                0.00
                                  Accrued and Paid from Prior Months                                                0.00
                     Class A2
                                  Accrued and Paid for Current Month                                                0.00
                                  Accrued and Paid from Prior Months                                                0.00

                     Class A3
                                  Accrued and Paid for Current Month                                                0.00
                                  Accrued and Paid from Prior Months                                                0.00

                     Class A2
                                  Accrued and Paid for Current Month                                                0.00
                                  Accrued and Paid from Prior Months                                                0.00

                     Class X1
                                  Accrued and Paid for Current Month                                                0.00
                                  Accrued and Paid from Prior Months                                                0.00

                     Class X2
                                  Accrued and Paid for Current Month                                                 0.00
                                  Accrued and Paid from Prior Months                                                 0.00

                     Class B1
                                  Accrued and Paid for Current Month                                                 0.00
                                  Accrued and Paid from Prior Months                                                 0.00

                     Class B2
                                  Accrued and Paid for Current Month                                                 0.00

J.P. Morgan                                                       Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.


---------------------------------------------------------------------------------------------------------------------------------
                                              GSR Mortgage Loan Trust 2003-9

                                                    September 25, 2003
---------------------------------------------------------------------------------------------------------------------------------


                                  Accrued and Paid from Prior Months                                                 0.00

                     Class B3
                                  Accrued and Paid for Current Month                                                 0.00
                                  Accrued and Paid from Prior Months                                                 0.00

                     Class B4
                                  Accrued and Paid for Current Month                                                 0.00
                                  Accrued and Paid from Prior Months                                                 0.00

                     Class B5
                                  Accrued and Paid for Current Month                                                 0.00
                                  Accrued and Paid from Prior Months                                                 0.00

                     Class B6
                                  Accrued and Paid for Current Month                                                 0.00
                                  Accrued and Paid from Prior Months                                                 0.00


Sec. 4.01(g)  Trust Fees
                     Servicer Fee Paid                                                                               0.00
                     Trustee Fee Paid                                                                                0.00

Sec. 4.01(h)  Monthly Advances
                     Current Period Advances                                                                         0.00
                     Current Period Reimbursed Advances                                                              0.00
                     Aggregate Unreimbursed Advances                                                                 0.00

Sec. 4.01(i)  Administrator Advances
                     Current Period Advances                                                                         0.00
                     Current Period Reimbursed Advances                                                              0.00
                     Aggregate Unreimbursed Advances                                                                 0.00


Sec. 4.01(k))        Number of Outstanding Mortgage Loans                                                               0
                     Balance of Outstanding Mortgage Loans                                                           0.00


Sec. 4.01(l)                              Number and Balance of Delinquent Loans
                         ---------------------------------------------------------------------------------
                                                             Group 1
                         ---------------------------------------------------------------------------------
                                 Period                  Number    Principal Balance        Percentage
                         ---------------------------------------------------------------------------------
                                0-29 days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                               30-59 days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                               60-89 days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                               90-119 days                    0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                                120+ days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                                  Total                       0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------

J.P. Morgan                                                       Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.


--------------------------------------------------------------------------------------------------------------------------------
                                              GSR Mortgage Loan Trust 2003-9

                                                    September 25, 2003
--------------------------------------------------------------------------------------------------------------------------------



                         ---------------------------------------------------------------------------------
                                                             Group 2
                         ---------------------------------------------------------------------------------
                                 Period                  Number    Principal Balance        Percentage
                         ---------------------------------------------------------------------------------
                                0-29 days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                               30-59 days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                               60-89 days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                               90-119 days                    0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                                120+ days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                                  Total                       0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------

                         ---------------------------------------------------------------------------------
                                                           Group Totals
                         ---------------------------------------------------------------------------------
                                 Period                  Number    Principal Balance        Percentage
                         ---------------------------------------------------------------------------------
                                0-29 days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                               30-59 days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                               60-89 days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                               90-119 days                    0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                                120+ days                     0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------
                                  Total                       0                    0.00            0.00 %
                         ---------------------------------------------------------------------------------


Sec. 4.01(l)                           Number and Balance of REO Loans
                                       -------------------------------------------------------
                                                              Group 1
                                       -------------------------------------------------------
                                                Number  Principal Balance      Percentage
                                       -------------------------------------------------------
                                                     0               0.00              0.00 %
                                       -------------------------------------------------------

                                       -------------------------------------------------------
                                                              Group 2
                                       -------------------------------------------------------
                                                Number  Principal Balance      Percentage
                                       -------------------------------------------------------
                                                     0               0.00              0.00 %
                                       -------------------------------------------------------

                                       -------------------------------------------------------
                                                            Group Totals
                                       -------------------------------------------------------
                                                Number  Principal Balance      Percentage
                                       -------------------------------------------------------
                                                     0               0.00              0.00 %
                                       -------------------------------------------------------

Sec. 4.01 (l)                          Number and Balance of Loans in Bankruptcy
                                       -------------------------------------------------------
                                                              Group 1
                                       -------------------------------------------------------
                                                Number  Principal Balance      Percentage
                                       -------------------------------------------------------
                                                     0               0.00              0.00 %
                                       -------------------------------------------------------

                                       -------------------------------------------------------
                                                              Group 2
                                       -------------------------------------------------------
                                                Number  Principal Balance      Percentage
                                       -------------------------------------------------------
                                                     0               0.00              0.00 %
                                       -------------------------------------------------------

J.P. Morgan                                                       Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.


--------------------------------------------------------------------------------------------------------------------------------
                                              GSR Mortgage Loan Trust 2003-9

                                                    September 25, 2003
--------------------------------------------------------------------------------------------------------------------------------


                                       -------------------------------------------------------
                                                            Group Totals
                                       -------------------------------------------------------
                                                Number  Principal Balance     Percentasge

                                                     0               0.00              0.00 %
                                       -------------------------------------------------------

J.P. Morgan                                                       Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.


--------------------------------------------------------------------------------------------------------------------------------
                                              GSR Mortgage Loan Trust 2003-9

                                                    September 25, 2003
--------------------------------------------------------------------------------------------------------------------------------


Sec. 4.01 (m)                                Number and Balance of Loans in Foreclosure
                                       -------------------------------------------------------
                                                              Group 1
                                       -------------------------------------------------------
                                                Number  Principal Balance      Percentage
                                       -------------------------------------------------------
                                                     0               0.00              0.00 %
                                       -------------------------------------------------------

                                       -------------------------------------------------------
                                                              Group 2
                                       -------------------------------------------------------
                                                Number  Principal Balance      Percentage
                                       -------------------------------------------------------
                                                     0               0.00              0.00 %
                                       -------------------------------------------------------

                                                            Group Totals
                                       -------------------------------------------------------
                                                Number  Principal Balance      Percentage
                                       -------------------------------------------------------
                                                     0               0.00              0.00 %
                                       -------------------------------------------------------


Sec. 4.01(o)  Aggregate Principal Payment
                        Scheduled Principal                                                                       -0.26
                        Payoffs                                                                                    0.00
                        Prepayments                                                                                0.00
                        Liquidation Proceeds                                                                       0.00
                        Condemnation Proceeds                                                                      0.00
                        Insurance Proceeds                                                                         0.00
                        Realized Losses                                                                            0.00

                        Realized Losses Group 1                                                                    0.00
                        Realized Losses Group 2                                                                    0.00
                        Realized Losses Group 2                                                                    0.00
                        Realized Gains                                                                             0.00

Sec. 4.01(p)  Aggregate Amount of Mortgage Loans Repurchased                                                       0.00

Sec. 4.01(q)  Aggregate Amount of Shortfall Allocated for Current Period
                        Class A1                                                                                   0.00
                        Class A2a                                                                                  0.00
                        Class A2b                                                                                  0.00
                        Class A2c                                                                                  0.00
                        Class X1                                                                                   0.00
                        Class X2                                                                                   0.00
                        Class B1                                                                                   0.00
                        Class B2                                                                                   0.00
                        Class B3                                                                                   0.00
                        Class B4                                                                                   0.00
                        Class B5                                                                                   0.00
                        Class B6                                                                                   0.00

Sec. 4.01(s)  Group I
                        Senior Percentage                                                                          97.100000%
                        Senior Prepayment Percentage                                                               98.550000%
                        Subordinate Percentage                                                                      2.900000%

J.P. Morgan                                                       Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.


--------------------------------------------------------------------------------------------------------------------------------
                                              GSR Mortgage Loan Trust 2003-9

                                                    September 25, 2003
--------------------------------------------------------------------------------------------------------------------------------


                        Subordinate Prepayment Percentage                                                           1.450000%

Sec. 4.01(s)  Group II
                        Senior Percentage                                                                          97.100000%
                        Senior Prepayment Percentage                                                               98.550000%
                        Subordinate Percentage                                                                      2.900000%
                        Subordinate Prepayment Percentage                                                           1.450000%

Sec. 4.01(s)  Group III
                        Senior Percentage                                                                          97.100000%
                        Senior Prepayment Percentage                                                               98.550000%
                        Subordinate Percentage                                                                      2.900000%
                        Subordinate Prepayment Percentage                                                           1.450000%

Aggregate
                        Beginning Balance                                                                              0.00
                        Ending Balance                                                                                 0.00
                        Net Wac                                                                                     0.00000
                        Weighted Average Maturity                                                                      0.00

Groups
                        Net Wac Group 1                                                                             0.00000
                        Net Wac Group 2                                                                             0.00000
                        Net Wac Group 3                                                                             0.00000

                        Wam Group1                                                                                     0.00
                        Wam Group 2                                                                                    0.00
                        Wam Group 3                                                                                    0.00



J.P. Morgan                                                    Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                  SCHEDULE II

                           FORM OF LOAN LEVEL REPORT



                                                 CHASE MANHATTAN MORTGAGE                                           31-AUG-2003
                                           PRIVATE SCHEDULE/SCHEDULE DETAIL REPORT PART I                                Page    1
----------------------------------------------------------------------------------------------------------------------------------
INVESTOR NUMBER:     2053 GSR 2003-9/JPMORGAN ITS TRUST ADMINISTRATOR           Attention:
INVESTOR TYPE:       NA CHASE                                                   STRUCTURED FINANCE SERVICES
REMIT METHOD:        3 SCHEDULE/SCHEDULE                                        4 NEW YORK PLAZA, 6TH FLOOR
SALE NUMBER:         7 ARM LOANS                                                NEW YORK, NY
-------------------------------------------------------------------------------------------------------------------------------
LOAN NO   INT RATE     S-FEE     YIELD            P&I CON    BEG SCHED PRIN BAL   SCHED PRIN    SCH NET INT      REMITTANCE
         INV LOAN NO   DUE DT    BEGIN PRIN BAL              END PRIN BAL         PRIN COLL     INT COLL        SER-FEE COLL

-------------------------------------------------------------------------------------------------------------------------------
999999     8.290        0.53000   7.76000            999      999999                  99999          99999        99999
        ARM 14462180   08/01/03   9999999        9999999       99999                9999999          99999
                                                                                ENDING SCHED BALANCE: 999999
-------------------------------------------------------------------------------------------------------------------------------
999999     8.290        0.53000   7.76000            999      999999                  99999          99999        99999
        ARM 14462180   08/01/03   9999999        9999999      99999                 9999999          99999
                                                                                ENDING SCHED BALANCE: 999999

-------------------------------------------------------------------------------------------------------------------------------

INV TYPE TOTAL                                    99999.99          999999           99999        999999      999999999
          NUM LOANS                   8           99999999         9999999          999999        999999          99999
          PIF PRIN COLLECTED       0.00                           ENDING SCHED BALANCE:      999999999999
          WTD AVG YIELD RATE  10.329782
-------------------------------------------------------------------------------------------------------------------------------

CUSTOMER TOTAL                    9999999         999999999         99999999        99999999                    99999999
          NUM LOANS                     8         999999999         99999999        99999999       9999999999     999999
          PIF PRIN COLLECTED         0.00                           ENDING SCHED BALANCE:      99999999999999
          WTD AVG YIELD RATE    10.329782


                                 SCHEDULE III

                           FORM OF REMITTANCE REPORT


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 PIF
                                 Servicer             PIF        Net                Beginning     Ending   Beginning    Ending
  Data      Investor   Category    loan   Investor  Principal  Interest             scheduled      note    schedule     service
  Field       ID         ID       number   Loan #     Amount     Paid    PIF date   note rate      rate    service fee   fee
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Format     Number     Number     Number    Number    Number     Number    Date        Number     Number      Number     Number
            (no        (no        (no      (no       (two       (two      (mm/dd/yy) (seven     (seven      (seven      (seven
          decimals)   decimals)  decimals) decimals) decimals) decimals)  format     Decimals)  decimals)   decimals)   decimals)
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
Desc-     ID           ID        Servicer  Loan      Paid-in     Net       Enter     Beginning  Ending       Beginning   Ending
ription   number       number    Loan      number    full        interest  the       scheduled  scheduled    scheduled   scheduled
          used by     used by    Number    used      principal   paid      date      note rate  loan note    servicer    servicer
          your         your      - loan    by        balance     the       the       before     rate after   service fee service
          company     company    number    Investor  amount      loan      loan      the        servicer's   rate before fee rate
          for the    for the     used                            was       was       servicer's monthly      the         after the
          investor   specific    at                              paid-in-  paid-in-  monthly    activity     servicer's  servicer's
                      deal.      your                            full      full.     activity.  (sch/sch)    monthly     monthly
                                 company.                                  Leave     Can be     or the       activity.   activity.
                                                                           blank     blank for  ending       Can be
                                                                           if no     act/act    actual loan  blank for
                                                                           PIF       pools.     note rate    act/act
                                                                           trans-               after        pools.
                                                                           action.              servicer's
                                                                                                activity
                                                                                                (act/act).
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Example:  1000         2         1234       56789    0.00       0.00                 0.0887500  0.0887500    0.0025000  0.0025000
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Ending    Beginning    Ending   Beginning  Ending    Ending       Ending
 due      schedule     100%     security   security   part        100%        Principal    Interest
date      100% P&I     P&I       balance    balance   UPB          UPB        remitted     remitted    Principal Curtailment
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Date        Number     Number     Number     Number    Number      Number      Number      Number        Number      Number
(mm/dd/yy)  (two       (two       (two       (two      (two        (two        (two        (two          (two        (two
format      decimals)  decimals) decimals)   decimals) decimals)   decimals)   decimals)   decimals)     decimals)   decimals)
----------------------------------------------------------------------------------------------------------------------------------
Ending    Beginning   Ending 100%  (Sch/Sch)  (Sch/Sch) Ending      Ending     (Sch/Sch)    For Sch/Sch  (Sch/Sch)   Curtailment
actual    scheduled   scheduled    beginning  Ending    actual      100%       --- Add      loans,       ---         amount
loan due  100%        monthly      scheduled  scheduled partici-    actual     scheduled    enter the    scheduled
date      monthly     loan         balance.   balance.  pation loan principal  principal    scheduled    principal
          payment     payment      (Act/Act)  (Act/Act) principal   balance    + Curtail-   net          (Act/Act)
          amount      amount       beginning  Ending    balance     after      ments        interest     ---
          before      after        100%       100%      after       servicer's payoff/      amount       actual
          the         servicer's   Actual     Actual    servicer's  monthly    liquid-      remitted.    principal
          servicer's  monthly      balance    balance   monthly     activity   ation amount For Act/Act  paid
          monthly     activity     or the     or the    activity.              (Act/Act)    loans,
          activity.   (sch/sch)    beginning  ending                           --- Add      enter the
          Can be      or the       partici-   partici-                         actual       net
          blank       ending 100%  pation     pation                           principal    interest
          for         actual       Actual     Actual                           + curtail-   amount
          act/act     monthly      balance    balance                          ments +      remitted.
          pools.      loan         for        for                              payoff/      Net
                      payment      partici-   partici-                         liquid-      Interest
                      amount       pation     pation                           ation        should
                      after        loans.     loans.                           amounts.     equal the
                      servicer's                                                            Gross
                      activity                                                              Interest
                      (act/act).                                                            Amount
                                                                                            minus
                                                                                            Service Fee
                                                                                            Amount.
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07/01/02  4475.51     4475.51      557866.38  557516.76  557866.38 557866.38   349.62       4009.67        349.62      0.00
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